UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07064

Exact name of registrant as specified in charter:	The Target Portfolio Trust

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2022

Date of reporting period:	7/31/2022

Item 1 – Reports to Stockholders

PGIM CORPORATE BOND FUND

ANNUAL REPORT

JULY 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Corporate Bond Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2022.

The attention of the global economy and markets turned during the period from the impact of the COVID-19 pandemic to the challenge of rapidly rising inflation. Prices for a wide range of goods and services rose in response to economic reopenings, supply-chain disruptions, pandemic-related governmental stimulus and Russia’s invasion of Ukraine.

As inflation surged at its fastest rate in more than 40 years, central banks, led by the US Federal Reserve, sought to restrain the trend by aggressively hiking interest rates, prompting concerns of a potential recession.

After rising to record levels during the closing months of 2021, US stocks retreated in 2022 in the face of rising prices, slowing economic growth and uncertainties related to the war in Ukraine. Growth-oriented stocks suffered the sharpest losses as investors turned for protection to traditionally defensive, value-oriented stocks. Large-cap equities ended the period in negative territory but outperformed their small-cap counterparts by a significant margin. International developed markets trailed the US market, while emerging markets lagged further behind.

Rising rates and economic uncertainty drove fixed-income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns for the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Corporate Bond Fund

September 15, 2022

PGIM Corporate Bond Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-16.36	0.47	N/A	1.68 (05/28/2015)

(without sales charges)	-13.55	1.14	N/A	2.15 (05/28/2015)

Class C

(with sales charges)	-15.06	0.38	N/A	1.36 (05/28/2015)

(without sales charges)	-14.23	0.38	N/A	1.36 (05/28/2015)

Class R

(without sales charges)	-13.80	0.88	N/A	1.86 (05/28/2015)

Class Z

(without sales charges)	-13.29	1.41	2.21	—

Class R6

(without sales charges)	-13.37	1.39	N/A	2.37 (05/28/2015)

Bloomberg US Credit Index

	-12.15	1.70	2.48	—

Average Annual Total Returns as of 7/31/22 Since Inception (%)

			Class A, Class C, Class R, Class R6 (05/28/2015)

Bloomberg US Credit Index				2.33

Since Inception returns are provided for any share class that has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Credit Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2012) and the account values at the end of the current fiscal year (July 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

PGIM Corporate Bond Fund    5

Your Fund’s Performance (continued)

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Bloomberg US Credit Index—The Bloomberg US Credit Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Distributions and Yields as of 7/31/22

	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.53	3.73	3.00

Class C	0.44	3.13	0.93

Class R	0.50	3.62	-27.49

Class Z	0.55	4.10	3.68

Class R6	0.55	4.11	3.70

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

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Credit Quality expressed as a percentage of total investments as of 7/31/22 (%)

AAA	5.9

AA	12.5

A	20.4

BBB	52.9

BB	1.9

Cash/Cash Equivalents	6.4

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Corporate Bond Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Corporate Bond Fund’s Class Z shares returned –13.29% in the 12-month reporting period that ended July 31, 2022, underperforming the –12.15% return of the Bloomberg US Credit Index (the Index).

What were the market conditions?

●

US investment grade corporate bond spreads widened during the reporting period as rate volatility remained high, and corporates remained challenged by elevated inflationary pressures, a hawkish Federal Reserve (Fed), growing recession risk, and continued heightened geopolitical risk.

●

During the period, the Index generated total returns and excess returns of –12.15% and -2.40%, respectively, while spreads on the Index widened by 53 basis points (bps) to 134 bps as of July 31, 2022. (One basis point equals 0.01%.)

●	By quality, AA-rated bonds and A-rated bonds outperformed BBB-rated bonds as investors sought the relative safety of higher-quality credits.

●

While technicals remained solid through the second half of 2021, rate volatility, higher front-end rates, and macroeconomic uncertainty caused investment grade corporate bond mutual fund flows to turn decidedly negative during the latter part of the period.

●

Following a record $1.4 trillion in 2021, investment grade gross issuance slowed in the first seven months of 2022 as more issuers elected to wait out rate volatility and rising spreads and yields. Gross issuance totaled $825 billion through the first seven months of 2022, down 4% from the year-earlier period.

●

Meanwhile, fundamentals remained strong, with revenue and EBITDA (earnings before interest, taxes, depreciation, and amortization) both moving in a positive direction. Rating agency actions continued to trend positively as well, with the market seeing $49 billion bonds that were upgraded to investment grade (rising stars) through the first half of 2022.

What worked?

●

While overall security selection detracted from returns, selection in municipal bonds, commercial mortgage-backed securities (CMBS), and Treasuries added to results. Although overall sector allocation detracted, underweight exposure, relative to the Index, to emerging markets and municipal bonds contributed positively to performance.

●	Within corporates, positioning in revenue education, property & casualty, and upstream energy contributed to performance.

●

In individual security selection, the Fund benefited from underweights to Oracle Corporation (technology) and Berkshire Hathaway Inc. (property & casualty), along with an overweight to Ovintiv Inc. (upstream energy), each relative to the Index.

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What didn’t work?

●	Overall security selection detracted from performance during the period, with selection in investment grade corporates the largest detractor. Selection in emerging markets also detracted.

●	Overall sector allocation undermined relative performance as well, with overweight allocations to investment grade corporates and CMBS, relative to the Index, being the most significant detractors.

●	The Fund’s positioning in technology, retailers & restaurants, and banking detracted from performance.

●

In individual security selection, the Fund’s overweight exposure to Bank of America Corporation (banking) and AutoNation, Inc. (retailers & restaurants), along with an underweight to Apple Inc. (technology), each relative to the Index, limited results.

Did the Fund use derivatives?

The Fund’s investment strategy does not heavily rely on derivative strategies, although it does employ Treasury futures on a limited basis. Treasury futures are used to manage the Fund’s duration and interest-rate risk. Duration measures the sensitivity of the price (the value of principal) of a bond to a change in interest rates. Using futures is more efficient than managing interest-rate risk through the purchase and sale of cash corporate bonds. This derivative strategy contributed positively to performance during the period.

Current outlook

●

While the corporate bond market’s entry point has become more attractive, PGIM Fixed Income remains cautious on spreads, primarily due to the more challenging macroeconomic outlook. The shift in global central bank policy and rates, along with persistent inflation, present risks to the economy and markets. Additionally, high and persistent inflation may begin to erode corporate margins, particularly among companies with more direct consumer exposure and/or substantial commodity inputs, and will likely introduce an elevated level of earnings volatility.

●

Corporate fundamentals require a nuanced view. On one hand, they remain strong and trending positively. Furthermore, the compression of the current credit cycle means that many companies simply didn’t have enough time to take substantial equity-friendly action at the expense of creditors, and leverage ratios remain consistent with pre-COVID-19 levels (2.9x gross or 2.4x net). However, earnings growth and profit margins may have peaked, and profit estimates may decline as well.

●

PGIM Fixed Income remains selectively opportunistic, continuing to favor certain BBB issuers for carry-and-spread compression in deleveraging names. PGIM Fixed Income also maintains the Fund’s modest, higher-quality BB allocation to both potential rising stars as well as “best ideas” among strong BB names that offer spreads well in excess of most BBBs.

PGIM Corporate Bond Fund    9

Strategy and Performance Overview* (continued)

●

Within industrials, PGIM Fixed Income favors BBB issuers that are preserving or improving credit metrics, liquidity, and ratings over their much tighter-trading, higher-quality peers. PGIM Fixed Income’s constructive view on BBB energy has been bolstered by strengthening oil and gas demand, as well as supply disruptions and shifting capital flows, all of which have increased prices, making energy one of the few sectors to benefit from the elevated inflationary environment.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s assigned index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Corporate Bond Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Corporate Bond Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 906.00	0.80%	$3.78

	Hypothetical	$1,000.00	$1,020.83	0.80%	$4.01

Class C	Actual	$1,000.00	$ 902.30	1.55%	$7.31

	Hypothetical	$1,000.00	$1,017.11	1.55%	$7.75

Class R	Actual	$1,000.00	$ 904.60	1.05%	$4.96

	Hypothetical	$1,000.00	$1,019.59	1.05%	$5.26

Class Z	Actual	$1,000.00	$ 906.90	0.55%	$2.60

	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$ 906.80	0.55%	$2.60

	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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PGIM Corporate Bond Fund

Schedule of Investments

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 92.5%

COMMERCIAL MORTGAGE-BACKED SECURITIES 5.3%
BANK,
Series 2019-BN16, Class A3	3.741%	02/15/52	200	$198,153
Benchmark Mortgage Trust,
Series 2019-B09, Class A4	3.751	03/15/52	200	195,416
CCUBS Commercial Mortgage Trust,
Series 2017-C01, Class A3	3.283(cc)	11/15/50	250	241,093
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A2	3.585	12/10/54	273	267,064
Citigroup Commercial Mortgage Trust,
Series 2016-GC37, Class A3	3.050	04/10/49	175	169,441
Deutsche Bank Commercial Mortgage Trust,
Series 2017-C06, Class A3	3.269	06/10/50	75	73,371
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP06, Class A4	3.224	07/15/50	100	96,938
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C29, Class A3	3.058	05/15/49	184	178,124
Series 2016-C31, Class A4	2.840	11/15/49	283	270,262
Wells Fargo Commercial Mortgage Trust,
Series 2017-C40, Class A3	3.317	10/15/50	200	194,906

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,939,916)				1,884,768

CORPORATE BONDS 86.1%

Aerospace & Defense 0.8%

Boeing Co. (The),
Sr. Unsec’d. Notes	3.200	03/01/29	30	27,174
Sr. Unsec’d. Notes	5.805	05/01/50	80	79,385
Sr. Unsec’d. Notes	5.930	05/01/60	100	98,957

Lockheed Martin Corp.,
Sr. Unsec’d. Notes	4.300	06/15/62	65	64,292

				269,808

Agriculture 1.5%

Altria Group, Inc.,
Gtd. Notes	3.400	02/04/41	150	103,512
BAT Capital Corp. (United Kingdom),
Gtd. Notes	4.390	08/15/37	50	41,346
Gtd. Notes	4.700	04/02/27	200	197,859

See Notes to Financial Statements.

PGIM Corporate Bond Fund    13

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture (cont’d.)

BAT International Finance PLC (United Kingdom),
Gtd. Notes	1.668%	03/25/26	100	$90,243
Gtd. Notes	4.448	03/16/28	100	95,650

				528,610

Airlines 1.0%

Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A	4.500	10/20/25	55	54,244
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	230	238,203
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	40	38,510
Sr. Sec’d. Notes, 144A	4.625	04/15/29	25	23,042

				353,999

Auto Manufacturers 3.1%

Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	3.350	11/01/22	265	264,810
Sr. Unsec’d. Notes	4.950	05/28/27	200	196,486
General Motors Co.,
Sr. Unsec’d. Notes	5.400	04/01/48	135	121,828
Sr. Unsec’d. Notes	6.125	10/01/25	200	210,277
General Motors Financial Co., Inc.,
Gtd. Notes	4.000	01/15/25	150	148,739
Stellantis Finance US, Inc.,
Gtd. Notes, 144A	2.691	09/15/31	205	167,813

				1,109,953

Auto Parts & Equipment 0.7%

Aptiv PLC/Aptiv Corp.,
Gtd. Notes	3.250	03/01/32	35	30,736
BorgWarner, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	10/01/25	200	203,791

				234,527

See Notes to Financial Statements.

14

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks 21.7%

Banco Santander SA (Spain),
Sr. Unsec’d. Notes	3.800%	02/23/28	200	$189,655
Bank of America Corp.,
Sr. Unsec’d. Notes	2.299(ff)	07/21/32	45	37,754
Sr. Unsec’d. Notes	2.572(ff)	10/20/32	320	274,072
Sr. Unsec’d. Notes, MTN	1.898(ff)	07/23/31	305	252,242
Sr. Unsec’d. Notes, MTN	2.087(ff)	06/14/29	75	66,244
Sr. Unsec’d. Notes, MTN	2.676(ff)	06/19/41	250	189,255
Sr. Unsec’d. Notes, MTN	3.384(ff)	04/02/26	130	127,106
Sr. Unsec’d. Notes, MTN	3.824(ff)	01/20/28	100	98,096
Sr. Unsec’d. Notes, MTN	4.271(ff)	07/23/29	240	237,950
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A, MTN	3.052(ff)	01/13/31	200	175,618
BPCE SA (France),
Sr. Unsec’d. Notes, 144A	2.375	01/14/25	250	238,445
Citigroup, Inc.,
Jr. Sub. Notes, Series V	4.700(ff)	01/30/25(oo)	25	22,087
Sr. Unsec’d. Notes	2.561(ff)	05/01/32	55	47,245
Sr. Unsec’d. Notes	4.412(ff)	03/31/31	300	297,011
Sub. Notes	4.300	11/20/26	200	202,453
Sub. Notes	4.450	09/29/27	100	100,338
Sub. Notes	4.600	03/09/26	300	306,207
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A	1.247(ff)	01/26/27	255	227,669
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	1.305(ff)	02/02/27	250	215,752
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	1.447(ff)	04/01/25	160	149,985
Sr. Unsec’d. Notes	2.222(ff)	09/18/24	150	145,046
Sr. Unsec’d. Notes	3.950	02/27/23	100	100,050
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	1.948(ff)	10/21/27	145	132,147
Sr. Unsec’d. Notes	1.992(ff)	01/27/32	65	53,554
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	20	19,373
Sub. Notes	5.150	05/22/45	150	151,294
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	1.589(ff)	05/24/27	200	178,238
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	6.276(c)	10/30/22(oo)	98	97,558
Sr. Unsec’d. Notes	1.953(ff)	02/04/32	300	249,533

See Notes to Financial Statements.

PGIM Corporate Bond Fund    15

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

JPMorgan Chase & Co., (cont’d.)
Sr. Unsec’d. Notes	2.522%(ff)	04/22/31	150	$131,487
Sr. Unsec’d. Notes	2.525(ff)	11/19/41	110	81,610
Sr. Unsec’d. Notes	2.545(ff)	11/08/32	90	77,322
Sr. Unsec’d. Notes	3.328(ff)	04/22/52	55	43,859
Sr. Unsec’d. Notes	3.882(ff)	07/24/38	95	88,374
Sr. Unsec’d. Notes	3.964(ff)	11/15/48	75	67,028
Sr. Unsec’d. Notes	4.452(ff)	12/05/29	350	349,996
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32	515	434,259
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	225	225,421
Sr. Unsec’d. Notes, MTN	3.971(ff)	07/22/38	235	221,582
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	1.488(ff)	12/14/26	200	177,533
Sr. Unsec’d. Notes, 144A, MTN	2.625	01/22/25	200	191,074
State Street Corp.,
Sr. Unsec’d. Notes	2.203(ff)	02/07/28	165	154,368
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	4.125	09/24/25	200	200,463
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	2.393(ff)	06/02/28	240	220,221
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	410	361,511
Sr. Unsec’d. Notes, MTN	3.526(ff)	03/24/28	135	130,499

				7,738,584

Beverages 1.6%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.900	02/01/46	240	241,446

Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	5.550	01/23/49	110	120,485

Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A	2.750	07/15/26	100	93,390

Constellation Brands, Inc.,
Gtd. Notes	5.250	11/15/48	50	51,313
Sr. Unsec’d. Notes	2.875	05/01/30	80	72,335

				578,969

See Notes to Financial Statements.

16

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Biotechnology 0.1%

Amgen, Inc.,
Sr. Unsec’d. Notes	3.000%	01/15/52	55	$41,644

Building Materials 1.1%

Johnson Controls International PLC,
Sr. Unsec’d. Notes	4.950	07/02/64	54	49,243

Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes	2.400	07/15/31	15	12,720
Sr. Unsec’d. Notes	4.250	12/15/47	50	43,338

Masco Corp.,
Sr. Unsec’d. Notes	2.000	02/15/31	195	158,375

Owens Corning,
Sr. Unsec’d. Notes	4.300	07/15/47	100	84,595

Vulcan Materials Co.,
Sr. Unsec’d. Notes	3.500	06/01/30	40	37,266

				385,537

Chemicals 1.1%

Dow Chemical Co. (The),
Sr. Unsec’d. Notes	3.600	11/15/50	70	55,822
Sr. Unsec’d. Notes	4.800	05/15/49	55	51,592

Huntsman International LLC,
Sr. Unsec’d. Notes	2.950	06/15/31	75	63,687

LYB International Finance III LLC,
Gtd. Notes	3.375	10/01/40	145	115,806
Gtd. Notes	3.625	04/01/51	65	49,844

Westlake Corp.,
Sr. Unsec’d. Notes	2.875	08/15/41	15	10,945

Yara International ASA (Brazil),
Sr. Unsec’d. Notes, 144A	4.750	06/01/28	40	38,733

				386,429

Commercial Services 1.0%

California Institute of Technology,
Sr. Unsec’d. Notes	4.700	11/01/2111	50	50,308

Equifax, Inc.,
Sr. Unsec’d. Notes	2.350	09/15/31	110	91,846

See Notes to Financial Statements.

PGIM Corporate Bond Fund    17

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Massachusetts Institute of Technology,
Unsec’d. Notes	3.885%	07/01/2116	100	$86,866
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119	160	123,794

				352,814

Computers 0.6%

Fortinet, Inc.,
Sr. Unsec’d. Notes	2.200	03/15/31	175	145,759
Leidos, Inc.,
Gtd. Notes	2.300	02/15/31	35	28,926
Gtd. Notes	4.375	05/15/30	30	28,511

				203,196

Diversified Financial Services 1.0%

Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A	4.875	05/01/24	40	40,184
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.,
Sr. Unsec’d. Notes	2.625	10/15/31	170	137,124
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes	2.172	07/14/28	200	171,983

				349,291

Electric 7.9%

AEP Texas, Inc.,
Sr. Unsec’d. Notes	3.450	05/15/51	115	92,383
Commonwealth Edison Co.,
First Mortgage	4.700	01/15/44	100	101,946
Dominion Energy South Carolina, Inc.,
First Mortgage	4.600	06/15/43	150	148,276
DTE Electric Co.,
General Ref. Mortgage	3.950	06/15/42	75	67,013
Duke Energy Carolinas LLC,
First Mortgage	3.450	04/15/51	90	76,685
Emera US Finance LP (Canada),
Gtd. Notes	3.550	06/15/26	200	194,177

See Notes to Financial Statements.

18

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Entergy Corp.,
Sr. Unsec’d. Notes	2.950%	09/01/26	100	$96,138
Interstate Power & Light Co.,
Sr. Unsec’d. Notes	2.300	06/01/30	150	131,708
Liberty Utilities Finance GP1,
Gtd. Notes, 144A	2.050	09/15/30	230	195,682
MidAmerican Energy Co.,
First Mortgage	3.950	08/01/47	20	18,521
Mississippi Power Co.,
Sr. Unsec’d. Notes, Series 12-A	4.250	03/15/42	140	127,650
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	2.250	06/01/30	22	19,363
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A	2.000	12/02/25	35	32,031
Pacific Gas & Electric Co.,
First Mortgage	3.950	12/01/47	100	72,399
First Mortgage	4.000	12/01/46	100	71,773
PPL Electric Utilities Corp.,
First Mortgage	4.750	07/15/43	100	101,699
Progress Energy, Inc.,
Sr. Unsec’d. Notes	7.000	10/30/31	190	220,176
Public Service Electric & Gas Co.,
Sr. Sec’d. Notes, MTN	3.650	09/01/42	75	67,203
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes	1.600	08/15/30	53	43,881
Puget Energy, Inc.,
Sr. Sec’d. Notes	3.650	05/15/25	400	392,443
Puget Sound Energy, Inc.,
First Mortgage	2.893	09/15/51	20	14,928
San Diego Gas & Electric Co.,
First Mortgage	4.300	04/01/42	75	69,799
Sr. Sec’d. Notes, Series VVV	1.700	10/01/30	100	85,332
Southern California Edison Co.,
First Ref. Mortgage	5.500	03/15/40	200	204,823
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A	3.550	07/15/24	150	145,327
Sr. Sec’d. Notes, 144A	3.700	01/30/27	45	42,227

				2,833,583

See Notes to Financial Statements.

PGIM Corporate Bond Fund    19

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electronics 0.2%

Amphenol Corp.,
Sr. Unsec’d. Notes	2.200%	09/15/31	100	$85,733

Engineering & Construction 0.4%

Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	5.500	07/31/47	200	152,139

Entertainment 0.6%

Magallanes, Inc.,
Gtd. Notes, 144A	5.050	03/15/42	20	17,758
Gtd. Notes, 144A	5.141	03/15/52	215	187,856
Gtd. Notes, 144A	5.391	03/15/62	10	8,770

				214,384

Environmental Control 0.2%

Waste Connections, Inc.,
Sr. Unsec’d. Notes	2.200	01/15/32	100	85,482

Foods 1.3%

JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	3.000	02/02/29	35	30,211
Gtd. Notes, 144A	3.000	05/15/32	55	44,034
Kraft Heinz Foods Co.,
Gtd. Notes	5.000	07/15/35	37	37,688
Mars, Inc.,
Gtd. Notes, 144A	3.600	04/01/34	25	24,105
Mondelez International, Inc.,
Sr. Unsec’d. Notes	2.625	03/17/27	130	124,530
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A	2.625	09/13/31	205	163,868
Tyson Foods, Inc.,
Sr. Unsec’d. Notes	5.100	09/28/48	50	52,882

				477,318

Healthcare-Services 3.0%

AHS Hospital Corp.,
Sr. Unsec’d. Notes, Series 2021	2.780	07/01/51	30	21,972

See Notes to Financial Statements.

20

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Elevance Health, Inc.,
Sr. Unsec’d. Notes	4.625%	05/15/42	100	$100,507
HCA, Inc.,
Gtd. Notes	5.000	03/15/24	100	101,437
Gtd. Notes	5.250	06/15/49	50	46,857
Gtd. Notes	5.500	06/15/47	25	24,167
Gtd. Notes, 144A	3.125	03/15/27	130	122,597
Mayo Clinic,
Unsec’d. Notes	3.774	11/15/43	85	77,794
OhioHealth Corp.,
Unsec’d. Notes, Series 2020	3.042	11/15/50	35	27,849
Piedmont Healthcare, Inc.,
Sec’d. Notes, Series 2042	2.719	01/01/42	55	41,942
Presbyterian Healthcare Services,
Unsec’d. Notes	4.875	08/01/52	75	79,368
Sentara Healthcare,
Sr. Unsec’d. Notes, Series 2021	2.927	11/01/51	100	76,353
Texas Health Resources,
Sec’d. Notes	4.330	11/15/55	130	123,830
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	2.900	05/15/50	130	102,986
Sr. Unsec’d. Notes	3.050	05/15/41	80	68,098
Sr. Unsec’d. Notes	4.750	05/15/52	45	47,626

				1,063,383

Housewares 0.3%

Newell Brands, Inc.,
Sr. Unsec’d. Notes	4.000	12/01/24	100	99,123

Insurance 2.3%

Arch Capital Finance LLC,
Gtd. Notes	5.031	12/15/46	100	96,188
Berkshire Hathaway Finance Corp.,
Gtd. Notes	3.850	03/15/52	190	172,109
Chubb INA Holdings, Inc.,
Gtd. Notes	2.850	12/15/51	95	72,064
Gtd. Notes	3.050	12/15/61	55	41,126
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.900	05/01/29	80	77,049

See Notes to Financial Statements.

PGIM Corporate Bond Fund    21

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)

Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A	3.650%	04/05/27	45	$43,327
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes	3.500	10/15/50	110	86,239
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	2.900	09/15/51	35	25,257
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	5.500	06/15/52	50	49,695
Markel Corp.,
Sr. Unsec’d. Notes	3.450	05/07/52	140	108,335
MetLife, Inc.,
Sr. Unsec’d. Notes	5.000	07/15/52	30	31,952

				803,341

Iron/Steel 0.1%

Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	2.800	12/15/24	20	19,557
Sr. Unsec’d. Notes	3.250	01/15/31	25	22,268

				41,825

Lodging 0.3%

Marriott International, Inc.,
Sr. Unsec’d. Notes, Series EE	5.750	05/01/25	100	104,353

Machinery-Diversified 0.1%

Flowserve Corp.,
Sr. Unsec’d. Notes	2.800	01/15/32	55	43,828

Media 1.6%

Charter Communications Operating LLC/Charter
Communications Operating Capital,
Sr. Sec’d. Notes	3.500	06/01/41	15	11,007
Sr. Sec’d. Notes	3.700	04/01/51	190	133,258
Sr. Sec’d. Notes	6.384	10/23/35	180	189,037
Cox Communications, Inc.,
Gtd. Notes, 144A	2.950	10/01/50	135	96,001
Discovery Communications LLC,
Gtd. Notes	3.950	06/15/25	28	27,756

See Notes to Financial Statements.

22

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

FactSet Research Systems, Inc.,
Sr. Unsec’d. Notes	2.900%	03/01/27	75	$72,112
Paramount Global,
Sr. Unsec’d. Notes	5.250	04/01/44	50	43,928

				573,099

Mining 2.4%

Barrick North America Finance LLC (Canada),
Gtd. Notes	7.500	09/15/38	75	89,816
Freeport-McMoRan, Inc.,
Gtd. Notes	4.375	08/01/28	200	190,366
Kinross Gold Corp. (Canada),
Gtd. Notes	5.950	03/15/24	300	306,877
Newmont Corp.,
Gtd. Notes	2.800	10/01/29	200	180,758
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes	5.400	02/01/43	100	92,555

				860,372

Miscellaneous Manufacturing 0.6%

Hillenbrand, Inc.,
Gtd. Notes	5.000	09/15/26	100	97,247
Pentair Finance Sarl,
Gtd. Notes	4.500	07/01/29	65	63,470
Textron, Inc.,
Sr. Unsec’d. Notes	2.450	03/15/31	75	63,540

				224,257

Office/Business Equipment 0.4%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	5.500	12/01/24	150	152,329
Xerox Corp.,
Sr. Unsec’d. Notes	4.625	03/15/23	4	3,995

				156,324

See Notes to Financial Statements.

PGIM Corporate Bond Fund    23

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas 3.2%
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	3.750%	01/15/30	150	$138,318
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	6.250	03/15/38	100	108,686
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	2.650	01/15/32	10	8,599
Sr. Unsec’d. Notes	4.250	04/15/27	200	199,542
Sr. Unsec’d. Notes	5.250	06/15/37	125	126,314
Sr. Unsec’d. Notes	5.400	06/15/47	15	15,041
ConocoPhillips Co.,
Gtd. Notes	4.300	11/15/44	55	53,094
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.000	06/15/45	55	53,487
Diamondback Energy, Inc.,
Gtd. Notes	4.250	03/15/52	45	38,908
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes	2.900	09/29/31	90	79,293
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes	3.800	04/01/28	90	86,988
Petrobras Global Finance BV (Brazil),
Gtd. Notes	5.600	01/03/31	65	63,416
Petroleos Mexicanos (Mexico),
Gtd. Notes	5.950	01/28/31	100	77,250
Gtd. Notes	6.350	02/12/48	60	39,450
Gtd. Notes, MTN	6.750	09/21/47	80	54,260

				1,142,646

Packaging & Containers 1.3%
AptarGroup, Inc.,
Sr. Unsec’d. Notes	3.600	03/15/32	60	54,965
Berry Global, Inc.,
Sr. Sec’d. Notes	0.950	02/15/24	90	85,553
Sr. Sec’d. Notes	1.570	01/15/26	130	118,394
Graphic Packaging International LLC,
Sr. Sec’d. Notes, 144A	1.512	04/15/26	75	68,470

See Notes to Financial Statements.

24

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)
Sealed Air Corp.,
Sr. Sec’d. Notes, 144A	1.573%	10/15/26	85	$75,730
Sonoco Products Co.,
Sr. Unsec’d. Notes	3.125	05/01/30	70	63,258

				466,370

Pharmaceuticals 2.9%
AbbVie, Inc.,
Sr. Unsec’d. Notes	4.050	11/21/39	95	89,417
Sr. Unsec’d. Notes	4.250	11/21/49	20	18,773
Sr. Unsec’d. Notes	4.400	11/06/42	130	124,151
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	3.900	03/15/62	35	31,775
Sr. Unsec’d. Notes	4.625	05/15/44	100	103,350
Cigna Corp.,
Gtd. Notes	4.900	12/15/48	150	151,431
Sr. Unsec’d. Notes	2.375	03/15/31	25	22,092
CVS Health Corp.,
Sr. Unsec’d. Notes	1.750	08/21/30	100	83,930
Sr. Unsec’d. Notes	2.700	08/21/40	55	41,992
Sr. Unsec’d. Notes	4.780	03/25/38	100	99,745
Sr. Unsec’d. Notes	5.125	07/20/45	100	102,192
Mylan, Inc.,
Gtd. Notes	5.200	04/15/48	40	32,501
Utah Acquisition Sub, Inc.,
Gtd. Notes	3.950	06/15/26	140	132,528
Viatris, Inc.,
Gtd. Notes	3.850	06/22/40	25	18,260

				1,052,137

Pipelines 5.9%
Boardwalk Pipelines LP,
Gtd. Notes	3.400	02/15/31	100	88,282
Colonial Enterprises, Inc.,
Gtd. Notes, 144A	3.250	05/15/30	90	84,462
El Paso Natural Gas Co. LLC,
Gtd. Notes, 144A	3.500	02/15/32	145	132,181

See Notes to Financial Statements.

PGIM Corporate Bond Fund    25

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Energy Transfer LP,
Sr. Unsec’d. Notes	5.000%	05/15/50	45	$39,761
Sr. Unsec’d. Notes	5.400	10/01/47	150	137,508
Sr. Unsec’d. Notes	6.250	04/15/49	15	15,133
Sr. Unsec’d. Notes, Series 20Y	5.800	06/15/38	15	14,590
Enterprise Products Operating LLC,
Gtd. Notes	4.800	02/01/49	70	67,959
Gtd. Notes	4.850	03/15/44	100	96,408
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A	2.300	10/01/31	100	83,847
Kinder Morgan, Inc.,
Gtd. Notes	3.600	02/15/51	50	38,910
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	3.250	06/01/30	60	54,792
Sr. Unsec’d. Notes	4.200	10/03/47	80	67,807
Midwest Connector Capital Co. LLC,
Gtd. Notes, 144A	3.900	04/01/24	75	73,777
MPLX LP,
Sr. Unsec’d. Notes	2.650	08/15/30	95	82,467
Sr. Unsec’d. Notes	3.500	12/01/22	35	34,977
Sr. Unsec’d. Notes	4.000	03/15/28	45	44,049
Sr. Unsec’d. Notes	4.500	07/15/23	110	110,562
Sr. Unsec’d. Notes	4.950	03/14/52	120	108,908
Sr. Unsec’d. Notes	5.200	12/01/47	75	69,575
Northern Natural Gas Co.,
Sr. Unsec’d. Notes, 144A	3.400	10/16/51	25	19,416
ONEOK, Inc.,
Gtd. Notes	2.200	09/15/25	150	140,891
Gtd. Notes	3.100	03/15/30	45	39,910
Gtd. Notes	4.350	03/15/29	2	1,935
Gtd. Notes	4.500	03/15/50	30	24,871
Gtd. Notes	4.950	07/13/47	150	133,209
Targa Resources Corp.,
Gtd. Notes	4.950	04/15/52	20	17,900
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	3.950	05/15/50	80	69,394

See Notes to Financial Statements.

26

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Western Midstream Operating LP,
Sr. Unsec’d. Notes	5.750%(cc)	02/01/50	10	$8,956
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.300	03/04/24	200	201,008

				2,103,445

Real Estate 0.6%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A	4.125	02/01/29	200	200,113

Real Estate Investment Trusts (REITs) 6.3%
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	3.650	06/15/24	75	73,973
Sr. Unsec’d. Notes	4.050	07/01/30	15	13,859
Sr. Unsec’d. Notes	4.125	06/15/26	200	197,719
Broadstone Net Lease LLC,
Gtd. Notes	2.600	09/15/31	160	131,381
CubeSmart LP,
Gtd. Notes	2.250	12/15/28	50	43,411
Duke Realty LP,
Sr. Unsec’d. Notes	1.750	02/01/31	100	83,457
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.350	09/01/24	100	96,356
Gtd. Notes	4.000	01/15/31	170	151,793
Gtd. Notes	5.375	11/01/23	60	59,849
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes	2.125	12/01/28	145	129,318
Invitation Homes Operating Partnership LP,
Gtd. Notes	2.300	11/15/28	45	38,696
Kimco Realty Corp.,
Sr. Unsec’d. Notes	3.200	04/01/32	125	112,683
Phillips Edison Grocery Center Operating Partnership I LP,
Gtd. Notes	2.625	11/15/31	115	91,483
SITE Centers Corp.,
Sr. Unsec’d. Notes	3.625	02/01/25	306	298,837
Sun Communities Operating LP,
Gtd. Notes	2.300	11/01/28	85	74,336

See Notes to Financial Statements.

PGIM Corporate Bond Fund    27

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Ventas Realty LP,
Gtd. Notes	3.500%	02/01/25	295	$290,501
VICI Properties LP,
Sr. Unsec’d. Notes	4.750	02/15/28	110	108,096
Welltower, Inc.,
Sr. Unsec’d. Notes	2.750	01/15/31	50	43,483
Sr. Unsec’d. Notes	2.800	06/01/31	185	161,130
WP Carey, Inc.,
Sr. Unsec’d. Notes	2.250	04/01/33	65	51,789

				2,252,150

Retail 2.0%
Alimentation Couche-Tard, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	3.800	01/25/50	100	77,115
AutoNation, Inc.,
Sr. Unsec’d. Notes	3.850	03/01/32	90	80,214
Sr. Unsec’d. Notes	4.750	06/01/30	165	159,070
AutoZone, Inc.,
Sr. Unsec’d. Notes	1.650	01/15/31	120	98,319
Best Buy Co., Inc.,
Sr. Unsec’d. Notes	1.950	10/01/30	200	165,744
Tractor Supply Co.,
Sr. Unsec’d. Notes	1.750	11/01/30	160	130,601

				711,063

Semiconductors 2.2%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes	3.875	01/15/27	40	39,476
Broadcom, Inc.,
Gtd. Notes, 144A	2.450	02/15/31	135	112,847
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	303	261,905
Microchip Technology, Inc.,
Gtd. Notes	4.250	09/01/25	70	69,655
Sr. Sec’d. Notes	0.972	02/15/24	240	229,031
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes	3.150	05/01/27	75	71,100

				784,014

See Notes to Financial Statements.

28

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Shipbuilding 0.3%
Huntington Ingalls Industries, Inc.,
Gtd. Notes	3.483%	12/01/27	100	$95,489

Software 0.5%
Broadridge Financial Solutions, Inc.,
Sr. Unsec’d. Notes	2.600	05/01/31	60	52,258
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	3.100	03/01/41	35	26,692
Oracle Corp.,
Sr. Unsec’d. Notes	3.600	04/01/50	60	43,661
Sr. Unsec’d. Notes	3.900	05/15/35	45	38,778

				161,389

Telecommunications 2.8%
AT&T, Inc.,
Sr. Unsec’d. Notes	3.500	06/01/41	270	226,531
Sr. Unsec’d. Notes	3.550	09/15/55	139	108,112
Sr. Unsec’d. Notes	3.650	09/15/59	22	17,168
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes	2.300	11/15/30	200	163,580
T-Mobile USA, Inc.,
Sr. Sec’d. Notes	2.250	11/15/31	160	134,911
Sr. Sec’d. Notes	3.875	04/15/30	210	201,958
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.650	11/20/40	175	134,689

				986,949

Transportation 0.5%
FedEx Corp.,
Gtd. Notes	4.500	02/01/65	100	88,461
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN	1.750	09/01/26	95	87,636

				176,097

See Notes to Financial Statements.

PGIM Corporate Bond Fund    29

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Trucking & Leasing 0.4%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	1.200%	11/15/25	80	$72,105
Sr. Unsec’d. Notes, 144A	1.700	06/15/26	90	81,330

				153,435

Water 0.2%
American Water Capital Corp.,
Sr. Unsec’d. Notes	3.750	09/01/47	100	87,542

TOTAL CORPORATE BONDS (cost $34,278,870)				30,724,744

MUNICIPAL BONDS 0.3%

Michigan 0.2%

University of Michigan,
Taxable, Revenue Bonds, Series A	4.454	04/01/2122	60	56,572

Texas 0.1%

Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B	3.922	12/31/49	50	43,868

TOTAL MUNICIPAL BONDS (cost $110,000)				100,440

SOVEREIGN BOND 0.6%

Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes (cost $250,000)	2.659	05/24/31	250	214,125

See Notes to Financial Statements.

30

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Bonds	2.250%	02/15/52	20	$16,853
U.S. Treasury Notes	2.875	05/15/32	50	50,891

TOTAL U.S. TREASURY OBLIGATIONS (cost $64,428)				67,744

TOTAL LONG-TERM INVESTMENTS (cost $36,643,214)				32,991,821

			Shares

SHORT-TERM INVESTMENT 6.2%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares) (cost $2,213,589)			2,213,589	2,213,589

TOTAL INVESTMENTS 98.7% (cost $38,856,803)				35,205,410
Other assets in excess of liabilities(z) 1.3%				448,521

NET ASSETS 100.0%				$35,653,931

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MTN—Medium Term Note

REITs—Real Estate Investment Trust

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(oo)	Perpetual security. Maturity date represents next call date.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM Corporate Bond Fund    31

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Futures contracts outstanding at July 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
9	2 Year U.S. Treasury Notes	Sep. 2022	$1,894,148	$(3,577)
5	5 Year U.S. Treasury Notes	Sep. 2022	568,633	8,939
6	10 Year U.S. Treasury Notes	Sep. 2022	726,844	16,867
6	20 Year U.S. Treasury Bonds	Sep. 2022	864,000	24,531
4	30 Year U.S. Ultra Treasury Bonds	Sep. 2022	633,250	13,252

				60,012

Short Position:
15	10 Year U.S. Ultra Treasury Notes	Sep. 2022	1,968,750	(43,512)

				$16,500

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$200,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Commercial Mortgage-Backed Securities	$—	$1,884,768	$—
Corporate Bonds	—	30,724,744	—
Municipal Bonds	—	100,440	—

See Notes to Financial Statements.

32

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bond	$—	$214,125	$—
U.S. Treasury Obligations	—	67,744	—
Short-Term Investment
Unaffiliated Fund	2,213,589	—	—

Total	$2,213,589	$32,991,821	$—

Other Financial Instruments*
Assets
Futures Contracts	$63,589	$—	$—

Liabilities
Futures Contracts	$(47,089)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2022 were as follows:

Banks	21.7%
Electric	7.9
Real Estate Investment Trusts (REITs)	6.3
Unaffiliated Fund	6.2
Pipelines	5.9
Commercial Mortgage-Backed Securities	5.3
Oil & Gas	3.2
Auto Manufacturers	3.1
Healthcare-Services	3.0
Pharmaceuticals	2.9
Telecommunications	2.8
Mining	2.4
Insurance	2.3
Semiconductors	2.2
Retail	2.0
Beverages	1.6
Media	1.6
Agriculture	1.5
Foods	1.3
Packaging & Containers	1.3

Chemicals	1.1%
Building Materials	1.1
Airlines	1.0
Commercial Services	1.0
Diversified Financial Services	1.0
Aerospace & Defense	0.8
Auto Parts & Equipment	0.7
Miscellaneous Manufacturing	0.6
Entertainment	0.6
Sovereign Bond	0.6
Computers	0.6
Real Estate	0.6
Transportation	0.5
Software	0.5
Office/Business Equipment	0.4
Trucking & Leasing	0.4
Engineering & Construction	0.4
Lodging	0.3
Municipal Bonds	0.3
Housewares	0.3

See Notes to Financial Statements.

PGIM Corporate Bond Fund    33

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Industry Classification (continued):

Shipbuilding	0.3%
Water	0.2
Electronics	0.2
Environmental Control	0.2
U.S. Treasury Obligations	0.2
Machinery-Diversified	0.1
Iron/Steel	0.1

Biotechnology	0.1%

98.7
Other assets in excess of liabilities	1.3

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$63,589	*	Due from/to broker-variation margin futures	$47,089	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(8,136)

See Notes to Financial Statements.

34

PGIM Corporate Bond Fund

Schedule of Investments  (continued)

as of July 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$39,561

For the year ended July 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$4,177,250
Futures Contracts - Short Positions (1)	2,669,830

*	Average volume is based on average quarter end balances as noted for the year ended July 31, 2022.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Corporate Bond Fund    35

Statement of Assets and Liabilities

as of July 31, 2022

Assets

Unaffiliated investments (cost $38,856,803)	$35,205,410
Dividends and interest receivable	327,531
Deposit with broker for centrally cleared/exchange-traded derivatives	200,000
Receivable for Fund shares sold	13,730
Due from broker—variation margin futures	5,203
Due from Manager	3,252
Prepaid expenses and other assets	344

Total Assets	35,755,470

Liabilities
Audit fee payable	40,000
Payable for Fund shares purchased	26,805
Custodian and accounting fees payable	10,008
Shareholders’ reports payable	9,227
Legal fees and expenses payable	5,626
Accrued expenses and other liabilities	5,133
Distribution fee payable	2,438
Affiliated transfer agent fee payable	873
Trustees’ fees payable	813
Dividends payable	616

Total Liabilities	101,539

Net Assets	$35,653,931

Net assets were comprised of:
Shares of beneficial interest, at par	$3,509
Paid-in capital in excess of par	39,662,181
Total distributable earnings (loss)	(4,011,759)

Net assets, July 31, 2022	$35,653,931

See Notes to Financial Statements.

36

Class A

Net asset value and redemption price per share, ($7,622,336 ÷ 748,898 shares of beneficial interest issued and outstanding)	$10.18
Maximum sales charge (3.25% of offering price)	0.34

Maximum offering price to public	$10.52

Class C

Net asset value, offering price and redemption price per share, ($945,213 ÷ 93,087 shares of beneficial interest issued and outstanding)	$10.15

Class R

Net asset value, offering price and redemption price per share, ($11,418 ÷ 1,124 shares of beneficial interest issued and outstanding)	$10.15

Class Z

Net asset value, offering price and redemption price per share, ($14,150,288 ÷ 1,393,261 shares of beneficial interest issued and outstanding)	$10.16

Class R6

Net asset value, offering price and redemption price per share, ($12,924,676 ÷ 1,273,128 shares of beneficial interest issued and outstanding)	$10.15

  Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

PGIM Corporate Bond Fund    37

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Income
Interest income	$1,213,573
Unaffiliated dividend income	2,892
Affiliated dividend income	364

Total income	1,216,829

Expenses
Management fee	177,948
Distribution fee(a)	31,635
Registration fees(a)	50,661
Custodian and accounting fees	44,108
Audit fee	40,000
Transfer agent’s fees and expenses (including affiliated expense of $5,213)(a)	24,876
Shareholders’ reports	22,047
Legal fees and expenses	20,667
Trustees’ fees	9,860
Miscellaneous	20,978

Total expenses	442,780
Less: Fee waiver and/or expense reimbursement(a)	(193,469)
Distribution fee waiver(a)	(31)

Net expenses	249,280

Net investment income (loss)	967,549

Realized And Unrealized Gain (Loss) On Investment Transactions

Net realized gain (loss) on:
Investment transactions	(113,631)
Futures transactions	(8,136)

(121,767)

Net change in unrealized appreciation (depreciation) on:
Investments	(6,419,607)
Futures	39,561

(6,380,046)

Net gain (loss) on investment transactions	(6,501,813)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(5,534,264)

(a)    Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6

Distribution fee	18,898	12,645	92	—	—
Registration fees	13,769	10,614	5,364	13,500	7,414
Transfer agent’s fees and expenses	7,156	1,671	48	15,856	145
Fee waiver and/or expense reimbursement	(44,036)	(16,039)	(5,448)	(77,573)	(50,373)
Distribution fee waiver	—	—	(31)	—	—

See Notes to Financial Statements.

38

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$967,549	$1,013,467
Net realized gain (loss) on investment transactions	(121,767)	1,424,442
Net change in unrealized appreciation (depreciation) on investments	(6,380,046)	(1,332,811)

Net increase (decrease) in net assets resulting from operations	(5,534,264)	1,105,098

Dividends and Distributions
Distributions from distributable earnings
Class A	(336,755)	(164,159)
Class C	(49,452)	(29,929)
Class R	(545)	(287)
Class Z	(769,860)	(651,718)
Class R6	(704,737)	(291,029)

	(1,861,349)	(1,137,122)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	11,304,035	23,013,326
Net asset value of shares issued in reinvestment of dividends and distributions	1,851,138	1,132,370
Cost of shares purchased	(13,297,842)	(24,124,417)

Net increase (decrease) in net assets from Fund share transactions	(142,669)	21,279

Total increase (decrease)	(7,538,282)	(10,745)

Net Assets:

Beginning of year	43,192,213	43,202,958

End of year	$35,653,931	$43,192,213

See Notes to Financial Statements.

PGIM Corporate Bond Fund    39

Financial Highlights

Class A Shares
		Year Ended July 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.33	$12.34	$11.48	$10.81	$11.32
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.26	0.31	0.34	0.32
Net realized and unrealized gain (loss) on investment transactions	(1.88)	0.03	0.89	0.69	(0.49)
Total from investment operations	(1.62)	0.29	1.20	1.03	(0.17)
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.30)	(0.34)	(0.36)	(0.34)
Distributions from net realized gains	(0.23)	-	-	-	-
Total dividends and distributions	(0.53)	(0.30)	(0.34)	(0.36)	(0.34)
Net asset value, end of year	$10.18	$12.33	$12.34	$11.48	$10.81
Total Return(b):	(13.55)%	2.42%	10.59%	9.73%	(1.51)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,622	$6,980	$5,021	$3,053	$2,565
Average net assets (000)	$7,559	$6,654	$3,260	$2,698	$2,200
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses before waivers and/or expense reimbursement	1.38%	1.37%	1.89%	2.22%	2.25%
Net investment income (loss)	2.32%	2.17%	2.66%	3.14%	2.89%
Portfolio turnover rate(d)	26%	61%	50%	71%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class C Shares
		Year Ended July 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.30	$12.31	$11.45	$10.79	$11.29
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.17	0.23	0.26	0.24
Net realized and unrealized gain (loss) on investment transactions	(1.88)	0.03	0.88	0.68	(0.48)
Total from investment operations	(1.71)	0.20	1.11	0.94	(0.24)
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.21)	(0.25)	(0.28)	(0.26)
Distributions from net realized gains	(0.23)	-	-	-	-
Total dividends and distributions	(0.44)	(0.21)	(0.25)	(0.28)	(0.26)
Net asset value, end of year	$10.15	$12.30	$12.31	$11.45	$10.79
Total Return(b):	(14.23)%	1.66%	9.79%	8.83%	(2.16)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$945	$1,667	$1,783	$1,386	$952
Average net assets (000)	$1,265	$1,741	$1,627	$1,053	$1,050
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.55%	1.55%	1.55%	1.55%	1.55%
Expenses before waivers and/or expense reimbursement	2.82%	2.45%	3.03%	3.49%	3.54%
Net investment income (loss)	1.51%	1.43%	1.92%	2.38%	2.12%
Portfolio turnover rate(d)	26%	61%	50%	71%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Corporate Bond Fund    41

Financial Highlights  (continued)

Class R Shares
	Year Ended July 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.30	$12.31	$11.45	$10.79	$11.29
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.23	0.29	0.31	0.29
Net realized and unrealized gain (loss) on investment transactions	(1.88)	0.03	0.87	0.68	(0.47)
Total from investment operations	(1.65)	0.26	1.16	0.99	(0.18)
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.27)	(0.30)	(0.33)	(0.32)
Distributions from net realized gains	(0.23)	-	-	-	-
Total dividends and distributions	(0.50)	(0.27)	(0.30)	(0.33)	(0.32)
Net asset value, end of year	$10.15	$12.30	$12.31	$11.45	$10.79
Total Return(b):	(13.80)%	2.17%	10.34%	9.37%	(1.67)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11	$13	$13	$20	$18
Average net assets (000)	$12	$13	$19	$19	$12
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.05%	1.05%	1.05%
Expenses before waivers and/or expense reimbursement	45.50%	67.05%	81.14%	65.60%	109.57%
Net investment income (loss)	2.04%	1.93%	2.45%	2.88%	2.66%
Portfolio turnover rate(d)	26%	61%	50%	71%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class Z Shares
	Year Ended July 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.30	$12.31	$11.45	$10.79	$11.29
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.29	0.34	0.37	0.35
Net realized and unrealized gain (loss) on investment transactions	(1.87)	0.03	0.88	0.67	(0.48)
Total from investment operations	(1.59)	0.32	1.22	1.04	(0.13)
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.33)	(0.36)	(0.38)	(0.37)
Distributions from net realized gains	(0.23)	-	-	-	-
Total dividends and distributions	(0.55)	(0.33)	(0.36)	(0.38)	(0.37)
Net asset value, end of year	$10.16	$12.30	$12.31	$11.45	$10.79
Total Return(b):	(13.29)%	2.68%	10.89%	9.92%	(1.18)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14,150	$18,965	$26,655	$17,356	$18,247
Average net assets (000)	$16,421	$24,059	$21,000	$16,929	$20,078
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses before waivers and/or expense reimbursement	1.02%	1.02%	1.18%	1.41%	1.32%
Net investment income (loss)	2.50%	2.43%	2.91%	3.39%	3.12%
Portfolio turnover rate(d)	26%	61%	50%	71%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Corporate Bond Fund    43

Financial Highlights  (continued)

Class R6 Shares
	Year Ended July 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.30	$12.31	$11.45	$10.79	$11.29
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.29	0.34	0.37	0.35
Net realized and unrealized gain (loss) on investment transactions	(1.88)	0.03	0.88	0.67	(0.48)
Total from investment operations	(1.60)	0.32	1.22	1.04	(0.13)
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.33)	(0.36)	(0.38)	(0.37)
Distributions from net realized gains	(0.23)	-	-	-	-
Total dividends and distributions	(0.55)	(0.33)	(0.36)	(0.38)	(0.37)
Net asset value, end of year	$10.15	$12.30	$12.31	$11.45	$10.79
Total Return(b):	(13.37)%	2.68%	10.89%	9.92%	(1.18)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$12,925	$15,567	$9,730	$8,778	$11
Average net assets (000)	$14,287	$10,732	$9,091	$4,552	$11
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses before waivers and/or expense reimbursement	0.90%	0.91%	1.17%	1.42%	121.08%
Net investment income (loss)	2.53%	2.42%	2.93%	3.39%	3.12%
Portfolio turnover rate(d)	26%	61%	50%	71%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Notes to Financial Statements

1.	Organization

The Target Portfolio Trust (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Corporate Bond Fund (the “Fund”), a series of the RIC. The fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is high current income consistent with the preservation of principal.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Corporate Bond Fund    45

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be

46

classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker

PGIM Corporate Bond Fund    47

Notes to Financial Statements (continued)

an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

48

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into subadvisory agreements with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended July 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.45% of average daily net assets up to and including $5 billion;	0.45%
0.425% of average daily net assets exceeding $5 billion.

The Manager has contractually agreed, through November 30, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

PGIM Corporate Bond Fund    49

Notes to Financial Statements  (continued)

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	0.80%
C	1.55
R	1.05
Z	0.55
R6	0.55

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
R	0.75	0.50
Z	N/A	N/A
R6	N/A	N/A

For the year ended July 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges

50

to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$5,563	$ 1
C	—	156

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended July 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$10,076,891	$12,990,979

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended July 31, 2022, is presented as follows:

PGIM Corporate Bond Fund    51

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(1)(wb)
$401,336	$5,459,736	$5,861,072	$—	$—	$—	—	$364

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended July 31, 2022, the tax character of dividends paid by the Fund were $1,095,805 of ordinary income and $765,544 of long-term capital gains. For the year ended July 31, 2021, the tax character of dividends paid by the Fund was $1,137,122 of ordinary income.

As of July 31, 2022, the accumulated undistributed earnings on a tax basis was $77,394 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of July 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$39,129,289	$80,962	$(3,988,341)	$(3,907,379)

The differences between GAAP basis and tax basis were primarily attributable to the differences in the treatment of premium amortization for GAAP and tax purposes and other GAAP to tax differences.

The Fund elected to treat post-October capital losses of approximately $181,000 as having been incurred in the following fiscal year (July 31, 2023).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax

52

authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of July 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
R	1,124	100.0%
Z	161	0.1
R6	852,728	67.0

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	24.2%
Unaffiliated	4	64.4

PGIM Corporate Bond Fund    53

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended July 31, 2022:
Shares sold	281,364	$3,214,051
Shares issued in reinvestment of dividends and distributions	29,127	329,258
Shares purchased	(140,698)	(1,549,962)
Net increase (decrease) in shares outstanding before conversion	169,793	1,993,347
Shares issued upon conversion from other share class(es)	13,058	147,576
Net increase (decrease) in shares outstanding	182,851	$2,140,923

Year ended July 31, 2021:
Shares sold	333,625	$4,067,339
Shares issued in reinvestment of dividends and distributions	13,312	161,788
Shares purchased	(177,567)	(2,146,115)
Net increase (decrease) in shares outstanding before conversion	169,370	2,083,012
Shares issued upon conversion from other share class(es)	7,728	93,270
Shares purchased upon conversion into other share class(es)	(17,952)	(218,992)
Net increase (decrease) in shares outstanding	159,146	$1,957,290

Class C
Year ended July 31, 2022:
Shares sold	4,758	$56,004
Shares issued in reinvestment of dividends and distributions	4,314	49,395
Shares purchased	(44,406)	(502,194)
Net increase (decrease) in shares outstanding before conversion	(35,334)	(396,795)
Shares purchased upon conversion into other share class(es)	(7,053)	(84,984)
Net increase (decrease) in shares outstanding	(42,387)	$(481,779)

Year ended July 31, 2021:
Shares sold	26,096	$315,873
Shares issued in reinvestment of dividends and distributions	2,459	29,818
Shares purchased	(30,228)	(366,914)
Net increase (decrease) in shares outstanding before conversion	(1,673)	(21,223)
Shares purchased upon conversion into other share class(es)	(7,677)	(93,397)
Net increase (decrease) in shares outstanding	(9,350)	$(114,620)

Class R
Year ended July 31, 2022:
Shares issued in reinvestment of dividends and distributions	47	$545
Net increase (decrease) in shares outstanding	47	$545

54

Share Class	Shares	Amount

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	24	$288
Net increase (decrease) in shares outstanding	24	$288

Class Z
Year ended July 31, 2022:
Shares sold	598,589	$6,778,032
Shares issued in reinvestment of dividends and distributions	67,257	767,208
Shares purchased	(807,839)	(9,380,870)
Net increase (decrease) in shares outstanding before conversion	(141,993)	(1,835,630)
Shares purchased upon conversion into other share class(es)	(6,036)	(62,592)
Net increase (decrease) in shares outstanding	(148,029)	$(1,898,222)

Year ended July 31, 2021:
Shares sold	1,510,097	$18,369,097
Shares issued in reinvestment of dividends and distributions	53,559	649,487
Shares purchased	(1,761,864)	(21,434,780)
Net increase (decrease) in shares outstanding before conversion	(198,208)	(2,416,196)
Shares issued upon conversion from other share class(es)	23,319	283,740
Shares purchased upon conversion into other share class(es)	(449,168)	(5,376,610)
Net increase (decrease) in shares outstanding	(624,057)	$(7,509,066)

Class R6
Year ended July 31, 2022:
Shares sold	112,660	$1,255,948
Shares issued in reinvestment of dividends and distributions	62,070	704,732
Shares purchased	(167,228)	(1,864,816)
Net increase (decrease) in shares outstanding	7,502	$95,864

Year ended July 31, 2021:
Shares sold	21,589	$261,017
Shares issued in reinvestment of dividends and distributions	23,979	290,989
Shares purchased	(14,551)	(176,608)
Net increase (decrease) in shares outstanding before conversion	31,017	375,398
Shares issued upon conversion from other share class(es)	444,146	5,311,989
Net increase (decrease) in shares outstanding	475,163	$5,687,387

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary

PGIM Corporate Bond Fund    55

Notes to Financial Statements (continued)

funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended July 31, 2022. The average daily balance for the 7 days that the Fund had loans outstanding during the period was $723,857, borrowed at a weighted average interest rate of 1.30%. The maximum loan balance outstanding during the period was $2,373,000. At July 31, 2022, the Fund did not have an outstanding loan balance.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

56

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes

PGIM Corporate Bond Fund    57

Notes to Financial Statements (continued)

in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its

58

affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (“IBOR”). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, floating rate and other loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could be experienced until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

PGIM Corporate Bond Fund    59

Notes to Financial Statements (continued)

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which

60

the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

PGIM Corporate Bond Fund    61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Target Portfolio Trust and Shareholders of PGIM Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Corporate Bond Fund (one of the funds constituting The Target Portfolio Trust, referred to hereafter as the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 16, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

September 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Tax Information  (unaudited)

We are advising you that during the fiscal year ended July 31, 2022, the Fund reported the maximum amount allowed per share but not less than $.23 per share for Class A, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the tax year ended July 31, 2022, the Fund reports 86.06% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute Form 1099-DIV, as to the Federal tax status of the distributions received by you in calendar year 2022.

PGIM Corporate Bond Fund    63

Liquidity Risk Management Program  (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 1-3, 2022, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2021 through December 31, 2021 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM Corporate Bond Fund

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Corporate Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Corporate Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM Corporate Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Corporate Bond Fund

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Corporate Bond Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Corporate Bond Fund is a series of The Target Portfolio Trust.

PGIM Corporate Bond Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments, PGIML and PGIM, through its PGIM Fixed Income unit, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM

Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund PGIM Fixed Income and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s and PGIML’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income and PGIML.

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The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Corporate Bond Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one-and three-year periods, and underperformed over the five- and ten-year periods.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.80% for Class A shares, 1.55% for Class C shares, 0.55% for Class R6 shares, 1.05% for Class R shares, and 0.55% for Class Z shares through November 30, 2022.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Corporate Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Trustees has of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street
Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand
Trafalgar Square
London, WC2N 5HR
United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	240 Greenwich Street
	Mellon	New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 9658
	Services LLC	Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher	787 Seventh Avenue
	LLP	New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Corporate Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM CORPORATE BOND FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	PCWAX	PCWCX	PCWRX	TGMBX	PCWQX

CUSIP	875921694	875921686	875921660	875921702	875921678

MF229E

PGIM QUANT SOLUTIONS SMALL-CAP VALUE FUND

ANNUAL REPORT

JULY 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. PGIM Quantitative Solutions is the primary business name of PGIM Quantitative Solutions LLC (formerly known as QMA LLC), a wholly owned subsidiary of PGIM, Inc. (PGIM), a registered investment adviser and Prudential Financial company. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Quant Solutions Small-Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2022.

The attention of the global economy and markets turned during the period from the impact of the COVID-19 pandemic to the challenge of rapidly rising inflation. Prices for a wide range of goods and services rose in response to economic reopenings, supply-chain disruptions, pandemic-related governmental stimulus and Russia’s invasion of Ukraine. As inflation surged at its fastest rate in more than 40 years, central banks, led by the US Federal Reserve, sought to restrain the trend by aggressively hiking interest rates, prompting concerns of a potential recession.

After rising to record levels during the closing months of 2021, US stocks retreated in 2022 in the face of rising prices, slowing economic growth and uncertainties related to the war in Ukraine. Growth-oriented stocks suffered the sharpest losses as investors turned for protection to traditionally defensive, value-oriented stocks. Large-cap equities ended the period in negative territory but outperformed their small-cap counterparts by a significant margin. International developed markets trailed the US market, while emerging markets lagged further behind.

Rising rates and economic uncertainty drove fixed-income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns for the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Quant Solutions Small-Cap Value Fund

September 15, 2022

PGIM Quant Solutions Small-Cap Value Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-2.51	4.69	N/A	6.16 (02/14/2014)

(without sales charges)	3.17	5.88	N/A	6.87 (02/14/2014)

Class C

(with sales charges)	0.89	4.80	N/A	5.63 (06/19/2015)

(without sales charges)	1.89	4.80	N/A	5.63 (06/19/2015)

Class R

(without sales charges)	2.93	5.68	9.50	—

Class Z

(without sales charges)	3.42	6.26	10.07	—

Class R2

(without sales charges)	3.11	N/A	N/A	4.46 (12/28/2017)

Class R4

(without sales charges)	3.29	N/A	N/A	4.71 (12/28/2017)

Class R6

(without sales charges)	3.58	6.35	N/A	7.66 (09/25/2014)

Russell 2000 Value Index

	-4.77	6.71	10.18	—

Russell 2000 Index

	-14.29	7.12	10.60	—

Average Annual Total Returns as of 7/31/22 Since Inception (%)
	Class A (02/14/2014)	Class C (06/19/2015)	Class R2, Class R4 (12/28/2017)	Class R6 (09/25/2014)

Russell 2000 Value Index	7.51	7.72	5.86	8.30

Russell 2000 Index	7.61	7.34	5.91	8.52

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 2000 Value Index and the Russell 2000 Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2012) and the account values at the end of the current fiscal year (July 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

PGIM Quant Solutions Small-Cap Value Fund    5

Your Fund’s Performance (continued)

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Russell 2000 Value Index—The Russell 2000® Value Index is an unmanaged index that contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates.

Russell 2000 Index—The Russell 2000® Index is an unmanaged index of the 2,000 smallest US companies included in the Russell 3000® Index. It gives an indication of how stock prices of smaller companies have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 7/31/22

Ten Largest Holdings	Line of Business	% of Net Assets

Blackstone Mortgage Trust, Inc. (Class A Stock)	Mortgage Real Estate Investment Trusts (REITs)	0.9%

Essent Group Ltd.	Thrifts & Mortgage Finance	0.8%

Radian Group, Inc.	Thrifts & Mortgage Finance	0.8%

Goodyear Tire & Rubber Co. (The)	Auto Components	0.8%

Kite Realty Group Trust	Equity Real Estate Investment Trusts (REITs)	0.8%

SouthState Corp.	Banks	0.8%

Sabra Health Care REIT, Inc.	Equity Real Estate Investment Trusts (REITs)	0.8%

Altra Industrial Motion Corp.	Machinery	0.8%

Taylor Morrison Home Corp.	Household Durables	0.7%

Atlas Air Worldwide Holdings, Inc.	Air Freight & Logistics	0.7%

Holdings reflect only long-term investments and are subject to change.

PGIM Quant Solutions Small-Cap Value Fund    7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Quant Solutions Small-Cap Value Fund’s Class Z shares returned 3.42% for the 12-month reporting period that ended July 31, 2022, outperforming the –4.77% return of the Russell 2000 Value Index.

What were the market conditions?

●

From a starting point of low yields, tight spreads, and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets during the reporting period. Concerns about central bank tightening, hard economic landings, and the war in Ukraine led global credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee (FOMC) policy tightening, and later began to price in a hard economic landing.

●

During the early part of the reporting period, COVID-19 continued to make headlines as new variants emerged, particularly Omicron. However, markets seemed to shrug off most concerns as this highly contagious strain led to less severe impacts and hospitalizations, especially among vaccinated individuals. Companies continued to post strong results, although many also cautioned investors on future 2022 earnings due to ongoing supply-chain disruptions. In early 2022, market risk increased due to mounting inflationary pressures, rising interest rates, supply-chain disruptions, and the Russia-Ukraine war. US inflation reached its highest year-over-year level in over 40 years, leading the Federal Reserve (the Fed) to hike interest rates several times to help fight inflation. Rising costs and supply-chain disruptions continued to weigh on companies’ growth for the remainder of the period and were expected to continue.

●

US small-cap equities underperformed their large-cap and mid-cap counterparts for the reporting period. Small-cap stocks (as measured by the Russell 2000 Index) declined –14.3%, while mid-cap stocks (as measured by the Russell Midcap Index) declined –9.8%, and large-cap stocks (as measured by the Russell 1000 Index) declined –6.9%.

●

Value stocks bested growth stocks within each of the market-cap indices. In the small-cap space, the Russell 2000 Value Index (–4.77%) outperformed the Russell 2000 Growth Index (–23.18%) by more than 18%.

What worked?

●

PGIM Quantitative Solutions uses a systematic process to select small-cap stocks that trade at a discount to their fundamental value and show positive business prospects. The process focuses on deep-value stocks, which are characterized by high earnings yields, cash flow yields, and book yields.

●	During the reporting period, the emphasis on deep-value stocks drove the Fund’s strong relative performance, as cheaper stocks outperformed their more expensive counterparts within the Index.

●	The Fund outperformed the Index in eight of the eleven economic sectors, especially healthcare, financials, and consumer staples. In healthcare, avoiding most

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biotechnology stocks boosted relative returns the most. After their share prices and valuations surged in 2020, many biotech stocks swooned in the second half of 2021 and first half of 2022.

●

Outperformance in financials was driven by the Fund’s overweight positions in inexpensive banks, and by favorable selection among consumer finance and insurance stocks. Numerous financial stocks ranked among the most attractive equities in PGIM Quantitative Solutions’ valuation model and continued to comprise the most overweight sector in the Fund as of the end of the period.

●

Outperformance in consumer staples came predominately from the Fund’s overweight positions in relatively inexpensive food retailers and food distributors, which rallied more than 30% during the reporting period. Many of these companies were able to bolster profits by passing along cost increases to their customers.

●

The Fund also benefited from good stock selection in several industries within the industrials and information technology sectors. Top relative contributors to performance included AMC Entertainment Holdings, Inc. (communication services), Preferred Apartment Communities, Inc. (real estate), Photronics, Inc. (information technology), Antero Resources Corporation (energy), and SpartanNash Company (consumer staples).

What didn’t work?

●

The Fund modestly underperformed the Index in the real estate and utilities sectors due to unfavorable selection among real estate stocks and many underweight positions among utility stocks. Although investors favored utility stocks for their low sensitivity to an economic downturn late in the period, our valuation model deemed most utility stocks as expensive.

●

Significant detractors from relative performance included Avis Budget Group, Inc. (industrials), Mesa Air Group Inc. (industrials), Big Lots, Inc. (consumer staples), Conn’s, Inc. (consumer staples), and Range Resources Corporation (energy).

Did the Fund hold derivatives?

The Fund did not use derivatives during the period.

Current outlook

●

Even with the recent large outperformance of value stocks, the spread in earnings yields between the cheapest and most expensive stocks in the market remains extremely wide on an historical basis. Experience shows that when this spread in valuations reverts toward its narrower norm, the relative payoff to value stocks can be significant.

●

The PGIM Quantitative Solutions model continues to identify many attractively valued small-cap stocks. As a result, the Fund remains significantly cheaper than the Index based on various measures of value, such as earnings yield, book yield, and cash flow yield. PGIM Quantitative Solutions believes that the deeply discounted stocks within

PGIM Quant Solutions Small-Cap Value Fund    9

Strategy and Performance Overview* (continued)

the Fund, coupled with even moderate earnings growth, offer the prospect of strong relative returns. PGIM Quantitative Solutions remains committed to its focus on these attractively valued names to capture the value premium.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s assigned index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Quant Solutions Small-Cap Value Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Quant Solutions Small-Cap Value Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 970.10	1.10%	$5.37

	Hypothetical	$1,000.00	$1,019.34	1.10%	$5.51

Class C	Actual	$1,000.00	$ 966.90	1.82%	$8.88

	Hypothetical	$1,000.00	$1,015.77	1.82%	$9.10

Class R	Actual	$1,000.00	$ 969.20	1.31%	$6.40

	Hypothetical	$1,000.00	$1,018.30	1.31%	$6.56

Class Z	Actual	$1,000.00	$ 971.40	0.80%	$3.91

	Hypothetical	$1,000.00	$1,020.83	0.80%	$4.01

Class R2	Actual	$1,000.00	$ 970.00	1.14%	$5.57

	Hypothetical	$1,000.00	$1,019.14	1.14%	$5.71

Class R4	Actual	$1,000.00	$ 971.00	0.89%	$4.35

	Hypothetical	$1,000.00	$1,020.38	0.89%	$4.46

Class R6	Actual	$1,000.00	$ 972.40	0.68%	$3.33

	Hypothetical	$1,000.00	$1,021.42	0.68%	$3.41

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12    Visit our website at pgim.com/investments

Schedule of Investments

as of July 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 99.3%

COMMON STOCKS 99.0%

Aerospace & Defense 0.2%

Maxar Technologies, Inc.	9,700	$266,556

V2X, Inc.*	17,800	591,672

		858,228

Air Freight & Logistics 0.8%

Air Transport Services Group, Inc.*	15,900	498,306

Atlas Air Worldwide Holdings, Inc.*(a)	46,528	3,522,635

		4,020,941

Airlines 0.6%

SkyWest, Inc.*	118,068	2,851,342

Auto Components 1.7%

Dana, Inc.	138,700	2,324,612

Goodyear Tire & Rubber Co. (The)*(a)	310,100	3,808,028

Modine Manufacturing Co.*	147,900	1,940,448

Motorcar Parts of America, Inc.*(a)	20,200	304,414

		8,377,502

Banks 21.5%

1st Source Corp.	6,600	318,252

Ameris Bancorp	57,400	2,714,446

Associated Banc-Corp.(a)	126,600	2,544,660

Atlantic Union Bankshares Corp.	71,800	2,483,562

Banc of California, Inc.	7,300	127,823

BankUnited, Inc.(a)	71,500	2,777,775

Banner Corp.	35,900	2,225,441

Berkshire Hills Bancorp, Inc.	36,100	1,016,937

Brookline Bancorp, Inc.	41,500	573,945

Byline Bancorp, Inc.	37,200	911,028

Cadence Bank	41,900	1,093,590

Camden National Corp.	4,825	220,502

Cathay General Bancorp	36,800	1,534,560

CNB Financial Corp.	33,999	877,174

Columbia Banking System, Inc.(a)	67,100	2,024,407

Community Trust Bancorp, Inc.	49,666	2,152,028

ConnectOne Bancorp, Inc.	70,800	1,871,952

Customers Bancorp, Inc.*	23,300	889,827

Dime Community Bancshares, Inc.	9,700	330,576

Eagle Bancorp, Inc.	30,800	1,510,124

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund    13

Schedule of Investments   (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

Enterprise Financial Services Corp.	22,200	$1,044,066

Financial Institutions, Inc.	79,227	2,100,308

First Bancorp	25,400	962,152

First Busey Corp.	57,200	1,409,980

First Commonwealth Financial Corp.	78,000	1,155,960

First Financial Bancorp	115,151	2,572,473

First Financial Corp.	31,059	1,451,076

First Foundation, Inc.	22,900	476,778

First Merchants Corp.	58,600	2,433,658

Flushing Financial Corp.	21,300	459,867

Fulton Financial Corp.(a)	164,900	2,752,181

Great Southern Bancorp, Inc.	10,663	660,466

Hancock Whitney Corp.(a)	60,100	2,933,481

Hanmi Financial Corp.	44,878	1,134,067

HarborOne Bancorp, Inc.	17,200	249,400

Heartland Financial USA, Inc.	57,204	2,568,460

Heritage Financial Corp.	8,200	213,364

Hilltop Holdings, Inc.(a)	71,503	2,062,862

Home BancShares, Inc.(a)	43,500	1,026,600

HomeStreet, Inc.	7,600	283,404

Hope Bancorp, Inc.(a)	176,416	2,653,297

Horizon Bancorp, Inc.	38,831	740,507

Independent Bank Corp.	2,800	58,744

Independent Bank Group, Inc.(a)	22,600	1,598,272

International Bancshares Corp.	55,482	2,433,441

Lakeland Bancorp, Inc.	106,527	1,695,910

Midland States Bancorp, Inc.	30,000	786,000

MidWestOne Financial Group, Inc.	4,962	154,864

NBT Bancorp, Inc.	19,900	806,746

Northwest Bancshares, Inc.(a)	103,200	1,484,016

OceanFirst Financial Corp.	31,800	653,808

OFG Bancorp (Puerto Rico)	37,000	1,016,390

Old National Bancorp	181,043	3,151,959

Pacific Premier Bancorp, Inc.(a)	63,400	2,132,776

Peapack-Gladstone Financial Corp.	58,879	1,922,988

Premier Financial Corp.	62,482	1,779,487

QCR Holdings, Inc.	11,000	652,190

Renasant Corp.	33,900	1,132,260

S&T Bancorp, Inc.	20,863	645,501

Sandy Spring Bancorp, Inc.	44,300	1,829,590

Simmons First National Corp. (Class A Stock)(a)	104,900	2,491,375

SouthState Corp.	44,585	3,779,470

Texas Capital Bancshares, Inc.*	13,700	803,094

Towne Bank	54,200	1,618,954

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

Trustmark Corp.(a)	49,000	$1,591,030

United Bankshares, Inc.(a)	85,800	3,323,892

United Community Banks, Inc.	11,900	404,957

Univest Financial Corp.	28,800	718,272

Valley National Bancorp	290,100	3,391,269

Veritex Holdings, Inc.	20,000	618,800

Washington Federal, Inc.(a)	50,800	1,733,804

WesBanco, Inc.(a)	73,948	2,523,106

		106,475,981

Beverages 0.2%

Molson Coors Beverage Co. (Class B Stock)	19,500	1,165,125

Biotechnology 2.0%

2seventy bio, Inc.*	7,800	112,242

Agios Pharmaceuticals, Inc.*	19,100	411,987

Anika Therapeutics, Inc.*	4,200	98,112

Emergent BioSolutions, Inc.*(a)	91,700	3,176,488

iTeos Therapeutics, Inc.*	103,900	2,541,394

REGENXBIO, Inc.*	38,800	1,217,156

Sage Therapeutics, Inc.*	18,900	650,349

Vanda Pharmaceuticals, Inc.*	96,600	1,041,348

Vir Biotechnology, Inc.*	30,400	845,424

		10,094,500

Building Products 0.3%

American Woodmark Corp.*	14,700	738,234

Resideo Technologies, Inc.*	31,000	697,810

		1,436,044

Capital Markets 0.7%

Cowen, Inc. (Class A Stock)(a)	45,800	1,606,206

Oppenheimer Holdings, Inc. (Class A Stock)(a)	50,800	1,706,372

		3,312,578

Chemicals 1.4%

Intrepid Potash, Inc.*	24,200	1,103,520

Koppers Holdings, Inc.	13,000	306,020

Mativ, Inc.	45,600	996,360

Minerals Technologies, Inc.	37,000	2,471,970

Rayonier Advanced Materials, Inc.*	37,300	132,042

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund    15

Schedule of Investments   (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Chemicals (cont’d.)

Trinseo PLC	2,700	$96,579

Tronox Holdings PLC (Class A Stock)	102,100	1,593,781

		6,700,272

Commercial Services & Supplies 2.6%

ACCO Brands Corp.	372,441	2,670,402

BrightView Holdings, Inc.*(a)	202,200	2,656,908

CoreCivic, Inc.*	197,400	2,125,998

GEO Group, Inc. (The)*(a)	388,400	2,547,904

Harsco Corp.*	64,400	309,764

KAR Auction Services, Inc.*(a)	90,900	1,554,390

Matthews International Corp. (Class A Stock)	34,900	975,455

		12,840,821

Communications Equipment 0.3%

NetScout Systems, Inc.*	21,900	779,202

Viasat, Inc.*(a)	17,000	559,810

		1,339,012

Construction & Engineering 0.8%

Arcosa, Inc.	2,000	103,120

Northwest Pipe Co.*	31,400	984,390

Primoris Services Corp.(a)	108,400	2,532,224

Tutor Perini Corp.*	31,500	286,020

		3,905,754

Consumer Finance 2.9%

Bread Financial Holdings, Inc.(a)	50,400	1,996,344

Encore Capital Group, Inc.*(a)	38,791	2,809,632

Enova International, Inc.*(a)	60,200	2,077,502

Navient Corp.(a)	184,900	3,045,303

Nelnet, Inc. (Class A Stock)	31,453	2,990,866

PRA Group, Inc.*(a)	34,100	1,358,544

		14,278,191

Diversified Consumer Services 2.1%

Adtalem Global Education, Inc.*	69,500	2,786,950

Graham Holdings Co. (Class B Stock)	2,800	1,664,572

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Diversified Consumer Services (cont’d.)

Perdoceo Education Corp.*	214,800	$2,942,760

Strategic Education, Inc.(a)	39,000	2,801,370

		10,195,652

Diversified Financial Services 0.5%

Banco Latinoamericano de Comercio Exterior SA (Panama) (Class E Stock)	47,600	659,260

Jackson Financial, Inc. (Class A Stock)(a)	67,100	1,845,921

		2,505,181

Diversified Telecommunication Services 1.1%

EchoStar Corp. (Class A Stock)*(a)	130,300	2,574,728

Frontier Communications Parent, Inc.*	8,400	217,644

Liberty Latin America Ltd. (Chile) (Class A Stock)*	155,600	1,146,772

Liberty Latin America Ltd. (Chile) (Class C Stock)*	201,000	1,475,340

		5,414,484

Electronic Equipment, Instruments & Components 2.6%

Kimball Electronics, Inc.*	68,100	1,498,200

Knowles Corp.*	162,400	3,207,400

Sanmina Corp.*	57,200	2,634,060

ScanSource, Inc.*	43,600	1,393,020

TTM Technologies, Inc.*	220,500	2,983,365

Vishay Intertechnology, Inc.	61,200	1,264,392

		12,980,437

Energy Equipment & Services 0.4%

Bristow Group, Inc.*	30,800	794,640

Helmerich & Payne, Inc.	4,300	199,090

National Energy Services Reunited Corp.*	126,400	891,120

		1,884,850

Equity Real Estate Investment Trusts (REITs) 9.9%

Acadia Realty Trust	75,400	1,291,602

Braemar Hotels & Resorts, Inc.	85,000	441,150

Brandywine Realty Trust	294,900	2,757,315

Broadstone Net Lease, Inc.(a)	38,000	861,460

City Office REIT, Inc.	66,300	934,830

Cousins Properties, Inc.	37,500	1,156,875

CTO Realty Growth, Inc.(a)	113,983	2,416,440

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund    17

Schedule of Investments   (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)

Diversified Healthcare Trust	200,900	$347,557

Empire State Realty Trust, Inc. (Class A Stock)(a)	236,200	2,014,786

Equity Commonwealth*(a)	61,500	1,725,075

Franklin Street Properties Corp.	555,200	2,104,208

Global Net Lease, Inc.	200,500	3,025,545

Hudson Pacific Properties, Inc.	81,300	1,222,752

Industrial Logistics Properties Trust	141,200	1,416,236

iStar, Inc.	68,400	1,142,964

Kilroy Realty Corp.(a)	21,300	1,154,034

Kite Realty Group Trust	190,600	3,791,034

Macerich Co. (The)	251,094	2,664,107

Necessity Retail REIT, Inc. (The)	153,600	1,196,544

Office Properties Income Trust	131,618	2,735,022

Paramount Group, Inc.	367,100	2,881,735

Piedmont Office Realty Trust, Inc. (Class A Stock)	213,200	2,933,632

RLJ Lodging Trust	37,900	473,371

RPT Realty	35,900	390,233

Sabra Health Care REIT, Inc.	244,800	3,767,472

Service Properties Trust	137,800	901,212

SL Green Realty Corp.(a)	24,755	1,229,086

Summit Hotel Properties, Inc.*	6,400	50,240

Veris Residential, Inc.*	39,300	548,235

Vornado Realty Trust	40,500	1,230,795

Whitestone REIT	26,200	294,226

		49,099,773

Food & Staples Retailing 1.3%

Ingles Markets, Inc. (Class A Stock)	14,505	1,384,647

SpartanNash Co.	23,390	755,263

United Natural Foods, Inc.*(a)	68,800	2,924,688

Village Super Market, Inc. (Class A Stock)	50,300	1,135,271

		6,199,869

Food Products 1.4%

Fresh Del Monte Produce, Inc.	77,900	2,314,409

Seaboard Corp.	200	812,128

Seneca Foods Corp. (Class A Stock)*	39,100	2,225,572

TreeHouse Foods, Inc.*(a)	31,900	1,385,098

		6,737,207

Health Care Equipment & Supplies 0.7%

Avanos Medical, Inc.*	81,300	2,306,481

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)

Bioventus, Inc. (Class A Stock)*	41,900	$355,731

Cue Health, Inc.*(a)	96,100	324,818

Enovis Corp.*	4,466	266,710

		3,253,740

Health Care Providers & Services 2.0%

Accolade, Inc.*	9,600	88,704

AdaptHealth Corp.*	142,600	3,152,886

Fulgent Genetics, Inc.*(a)	50,700	3,029,325

National HealthCare Corp.	26,500	1,882,295

OPKO Health, Inc.*(a)	157,800	372,408

Universal Health Services, Inc. (Class B Stock)(a)	11,000	1,237,170

		9,762,788

Health Care Technology 0.8%

Allscripts Healthcare Solutions, Inc.*	131,100	2,074,002

Multiplan Corp.*(a)	367,500	1,859,550

		3,933,552

Hotels, Restaurants & Leisure 0.3%

Biglari Holdings, Inc. (Class B Stock)*	8,000	961,680

El Pollo Loco Holdings, Inc.*	30,100	292,572

		1,254,252

Household Durables 3.1%

Beazer Homes USA, Inc.*	149,000	2,197,750

Century Communities, Inc.	33,600	1,719,312

KB Home(a)	40,900	1,334,976

M/I Homes, Inc.*	14,400	662,544

MDC Holdings, Inc.(a)	35,400	1,283,250

Meritage Homes Corp.*	19,000	1,677,700

Taylor Morrison Home Corp.*(a)	125,200	3,593,240

Tri Pointe Homes, Inc.*	164,900	3,053,948

		15,522,720

Insurance 2.6%

American Equity Investment Life Holding Co.(a)	70,200	2,636,712

CNO Financial Group, Inc.	155,700	2,919,375

Employers Holdings, Inc.	41,298	1,639,944

Genworth Financial, Inc. (Class A Stock)*	79,900	339,575

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund    19

Schedule of Investments   (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance (cont’d.)

Horace Mann Educators Corp.	54,900	$1,880,325

National Western Life Group, Inc. (Class A Stock)	12,200	2,464,400

Stewart Information Services Corp.	18,600	1,016,490

United Fire Group, Inc.	1,500	49,245

		12,946,066

Internet & Direct Marketing Retail 0.0%

Lands’ End, Inc.*	16,300	207,825

IT Services 0.1%

Conduent, Inc.*	153,300	714,378

Leisure Products 0.2%

Callaway Golf Co.*(a)	54,200	1,243,890

Life Sciences Tools & Services 0.1%

NeoGenomics, Inc.*	27,500	278,300

Machinery 1.3%

Altra Industrial Motion Corp.	89,100	3,718,143

Barnes Group, Inc.	11,300	382,166

Gates Industrial Corp. PLC*	100,100	1,231,230

Manitowoc Co., Inc. (The)*	73,000	834,390

Miller Industries, Inc.	3,800	91,314

		6,257,243

Marine 1.8%

Costamare, Inc. (Monaco)	202,800	2,378,844

Eagle Bulk Shipping, Inc.	43,200	2,286,576

Genco Shipping & Trading Ltd.	124,200	2,394,576

Golden Ocean Group Ltd. (Norway)(a)	158,100	1,726,452

		8,786,448

Media 1.6%

Advantage Solutions, Inc.*	124,200	551,448

DISH Network Corp. (Class A Stock)*(a)	66,700	1,158,579

EW Scripps Co. (The) (Class A Stock)*	173,800	2,478,388

Gannett Co., Inc.*	25,700	77,357

Gray Television, Inc.(a)	151,100	2,805,927

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Media (cont’d.)

Magnite, Inc.*	12,400	$94,736
Scholastic Corp.	13,800	649,566

		7,816,001

Metals & Mining 1.7%

Commercial Metals Co.	2,300	91,126
Ryerson Holding Corp.	5,000	137,000
Schnitzer Steel Industries, Inc. (Class A Stock)	61,500	2,186,940
SSR Mining, Inc. (Canada)	72,300	1,190,058
SunCoke Energy, Inc.	245,000	1,813,000
TimkenSteel Corp.*(a)	87,400	1,773,346
United States Steel Corp.(a)	62,200	1,471,030

		8,662,500

Mortgage Real Estate Investment Trusts (REITs) 5.4%

Apollo Commercial Real Estate Finance, Inc.	234,283	2,994,137
Arbor Realty Trust, Inc.(a)	84,800	1,409,376
Ares Commercial Real Estate Corp.	78,300	1,072,710
ARMOUR Residential REIT, Inc.	138,800	1,092,356
Blackstone Mortgage Trust, Inc. (Class A Stock)(a)	139,800	4,329,606
BrightSpire Capital, Inc.	24,000	212,160
Broadmark Realty Capital, Inc.	143,400	1,088,406
Chimera Investment Corp.(a)	245,200	2,567,244
Dynex Capital, Inc.	75,735	1,272,348
Ellington Financial, Inc.(a)	91,400	1,466,970
Granite Point Mortgage Trust, Inc.	116,800	1,239,248
Invesco Mortgage Capital, Inc.	37,200	658,440
KKR Real Estate Finance Trust, Inc.(a)	84,900	1,654,701
MFA Financial, Inc.	63,525	823,284
Ready Capital Corp.	118,972	1,654,900
Redwood Trust, Inc.(a)	133,300	1,154,378
TPG RE Finance Trust, Inc.	42,600	462,210
Two Harbors Investment Corp.	244,200	1,313,796

		26,466,270

Multiline Retail 0.2%

Big Lots, Inc.(a)	39,100	789,429

Multi-Utilities 0.1%

NorthWestern Corp.	12,000	665,400

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund    21

Schedule of Investments  (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 3.7%

Alto Ingredients, Inc.*	92,400	$397,320
Berry Corp.	177,700	1,517,558
Callon Petroleum Co.*	16,900	778,076
Centennial Resource Development, Inc. (Class A Stock)*(a)	269,300	1,793,538
Civitas Resources, Inc.(a)	56,000	3,301,760
CNX Resources Corp.*	54,800	946,396
Dorian LPG Ltd.	114,800	1,850,576
DT Midstream, Inc.(a)	22,400	1,232,672
Earthstone Energy, Inc. (Class A Stock)*(a)	37,600	533,544
HF Sinclair Corp.	4,700	224,754
Murphy Oil Corp.	77,200	2,712,808
REX American Resources Corp.*	5,000	477,300
SFL Corp. Ltd. (Norway)	71,100	708,867
World Fuel Services Corp.	67,000	1,857,240

		18,332,409

Paper & Forest Products 0.7%

Clearwater Paper Corp.*(a)	71,400	2,548,980
Glatfelter Corp.	158,600	973,804

		3,522,784

Personal Products 0.6%

Edgewell Personal Care Co.(a)	71,300	2,836,314

Pharmaceuticals 0.6%

Amneal Pharmaceuticals, Inc.*	119,300	422,322
Atea Pharmaceuticals, Inc.*(a)	322,900	2,647,780

		3,070,102

Professional Services 0.5%

Kelly Services, Inc. (Class A Stock)	109,200	2,367,456

Real Estate Management & Development 1.2%

Anywhere Real Estate, Inc.*(a)	257,600	2,557,968
Forestar Group, Inc.*	101,700	1,407,528
RE/MAX Holdings, Inc. (Class A Stock)	73,000	1,849,820

		5,815,316

Road & Rail 1.0%

Covenant Logistics Group, Inc.	83,700	2,801,439

See Notes to Financial Statements.

22

Description	Shares	Value

COMMON STOCKS (Continued)

Road & Rail (cont’d.)

Knight-Swift Transportation Holdings, Inc.(a)	22,800	$1,252,860
Ryder System, Inc.	13,400	1,049,488

		5,103,787

Semiconductors & Semiconductor Equipment 0.5%

Alpha & Omega Semiconductor Ltd.*	19,700	827,597
Photronics, Inc.*	67,500	1,607,175

		2,434,772

Software 0.7%

Ebix, Inc.(a)	33,400	790,244
Xperi Holding Corp.	151,200	2,534,112

		3,324,356

Specialty Retail 4.4%

Aaron’s Co., Inc. (The)(a)	131,500	1,712,130
Abercrombie & Fitch Co. (Class A Stock)*	39,800	708,838
Big 5 Sporting Goods Corp.(a)	117,500	1,511,050
Cato Corp. (The) (Class A Stock)	68,300	843,505
Conn’s, Inc.*(a)	150,300	1,415,826
Container Store Group, Inc. (The)*(a)	213,000	1,588,980
Foot Locker, Inc.(a)	104,400	2,961,828
Genesco, Inc.*(a)	26,100	1,462,905
Group 1 Automotive, Inc.(a)	9,600	1,698,432
MarineMax, Inc.*	5,300	216,452
ODP Corp. (The)*	79,780	2,896,014
TravelCenters of America, Inc.*	48,500	2,023,420
Urban Outfitters, Inc.*(a)	143,400	2,936,832

		21,976,212

Technology Hardware, Storage & Peripherals 0.3%

Xerox Holdings Corp.(a)	97,300	1,666,749

Textiles, Apparel & Luxury Goods 0.5%

G-III Apparel Group Ltd.*(a)	121,300	2,679,517

Thrifts & Mortgage Finance 4.3%

Enact Holdings, Inc.	23,200	534,528
Essent Group Ltd.	98,500	4,113,360
Mr. Cooper Group, Inc.*	24,000	1,081,200
NMI Holdings, Inc. (Class A Stock)*	84,500	1,600,430

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund    23

Schedule of Investments  (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Thrifts & Mortgage Finance (cont’d.)

Northfield Bancorp, Inc.	34,300	$504,896
PennyMac Financial Services, Inc.	54,915	3,008,793
Provident Financial Services, Inc.	128,420	3,128,311
Radian Group, Inc.	176,066	3,938,596
TrustCo Bank Corp.	12,600	422,856
Waterstone Financial, Inc.	14,200	264,830
WSFS Financial Corp.(a)	55,700	2,658,004

		21,255,804

Tobacco 0.4%

Universal Corp.	40,000	2,236,400

Trading Companies & Distributors 1.2%

Air Lease Corp.	31,600	1,172,676
Textainer Group Holdings Ltd. (China)(a)	94,400	3,206,768
Titan Machinery, Inc.*	29,900	841,087
Triton International Ltd. (Bermuda)	9,600	615,168

		5,835,699

Wireless Telecommunication Services 1.1%

Telephone & Data Systems, Inc.(a)	185,700	2,935,917
United States Cellular Corp.*(a)	83,400	2,442,786

		5,378,703

TOTAL COMMON STOCKS
(cost $439,289,071)		489,070,926

EXCHANGE-TRADED FUND 0.3%
iShares Russell 2000 Value ETF(a)
(cost $1,386,458)	9,950	1,485,038

TOTAL LONG-TERM INVESTMENTS
(cost $440,675,529)		490,555,964

SHORT-TERM INVESTMENTS 25.5%

AFFILIATED MUTUAL FUND 25.3%
PGIM Institutional Money Market Fund
(cost $124,969,168; includes $124,804,135 of cash collateral for securities on loan)(b)(wa)	125,123,135	124,998,012

See Notes to Financial Statements.

24

Description	Shares	Value

UNAFFILIATED FUND 0.2%
Dreyfus Government Cash Management (Institutional Shares) (cost $1,280,927)	1,280,927	$1,280,927

TOTAL SHORT-TERM INVESTMENTS (cost $126,250,095)		126,278,939

TOTAL INVESTMENTS 124.8% (cost $566,925,624)		616,834,903

Liabilities in excess of other assets (24.8)%		(122,764,165)

NET ASSETS 100.0%		$494,070,738

Below is a list of the abbreviation(s) used in the annual report:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $123,328,611; cash collateral of $124,804,135 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$858,228	$—	$—
Air Freight & Logistics	4,020,941	—	—

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund    25

Schedule of Investments  (continued)

as of July 31, 2022

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Airlines	$2,851,342	$—	$—
Auto Components	8,377,502	—	—
Banks	106,475,981	—	—
Beverages	1,165,125	—	—
Biotechnology	10,094,500	—	—
Building Products	1,436,044	—	—
Capital Markets	3,312,578	—	—
Chemicals	6,700,272	—	—
Commercial Services & Supplies	12,840,821	—	—
Communications Equipment	1,339,012	—	—
Construction & Engineering	3,905,754	—	—
Consumer Finance	14,278,191	—	—
Diversified Consumer Services	10,195,652	—	—
Diversified Financial Services	2,505,181	—	—
Diversified Telecommunication Services	5,414,484	—	—
Electronic Equipment, Instruments & Components	12,980,437	—	—
Energy Equipment & Services	1,884,850	—	—
Equity Real Estate Investment Trusts (REITs)	49,099,773	—	—
Food & Staples Retailing	6,199,869	—	—
Food Products	6,737,207	—	—
Health Care Equipment & Supplies	3,253,740	—	—
Health Care Providers & Services	9,762,788	—	—
Health Care Technology	3,933,552	—	—
Hotels, Restaurants & Leisure	1,254,252	—	—
Household Durables	15,522,720	—	—
Insurance	12,946,066	—	—
Internet & Direct Marketing Retail	207,825	—	—
IT Services	714,378	—	—
Leisure Products	1,243,890	—	—
Life Sciences Tools & Services	278,300	—	—
Machinery	6,257,243	—	—
Marine	8,786,448	—	—
Media	7,816,001	—	—
Metals & Mining	8,662,500	—	—
Mortgage Real Estate Investment Trusts (REITs)	26,466,270	—	—
Multiline Retail	789,429	—	—
Multi-Utilities	665,400	—	—
Oil, Gas & Consumable Fuels	18,332,409	—	—
Paper & Forest Products	3,522,784	—	—
Personal Products	2,836,314	—	—
Pharmaceuticals	3,070,102	—	—
Professional Services	2,367,456	—	—
Real Estate Management & Development	5,815,316	—	—
Road & Rail	5,103,787	—	—
Semiconductors & Semiconductor Equipment	2,434,772	—	—

See Notes to Financial Statements.

26

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Software	$3,324,356	$—	$—
Specialty Retail	21,976,212	—	—
Technology Hardware, Storage & Peripherals	1,666,749	—	—
Textiles, Apparel & Luxury Goods	2,679,517	—	—
Thrifts & Mortgage Finance	21,255,804	—	—
Tobacco	2,236,400	—	—
Trading Companies & Distributors	5,835,699	—	—
Wireless Telecommunication Services	5,378,703	—	—
Exchange-Traded Fund	1,485,038	—	—
Short-Term Investments
Affiliated Mutual Fund	124,998,012	—	—
Unaffiliated Fund	1,280,927	—	—

Total	$616,834,903	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2022 were as follows:

Affiliated Mutual Fund (25.3% represents investments purchased with collateral from securities on loan)	25.3%
Banks	21.5
Equity Real Estate Investment Trusts (REITs)	9.9
Mortgage Real Estate Investment Trusts (REITs)	5.4
Specialty Retail	4.4
Thrifts & Mortgage Finance	4.3
Oil, Gas & Consumable Fuels	3.7
Household Durables	3.1
Consumer Finance	2.9
Electronic Equipment, Instruments & Components	2.6
Insurance	2.6
Commercial Services & Supplies	2.6
Diversified Consumer Services	2.1
Biotechnology	2.0
Health Care Providers & Services	2.0
Marine	1.8
Metals & Mining	1.7
Auto Components	1.7
Media	1.6
Food Products	1.4
Chemicals	1.4

Machinery	1.3%
Food & Staples Retailing	1.3
Trading Companies & Distributors	1.2
Real Estate Management & Development	1.2
Diversified Telecommunication Services	1.1
Wireless Telecommunication Services	1.1
Road & Rail	1.0
Air Freight & Logistics	0.8
Health Care Technology	0.8
Construction & Engineering	0.8
Paper & Forest Products	0.7
Software	0.7
Capital Markets	0.7
Health Care Equipment & Supplies	0.7
Pharmaceuticals	0.6
Airlines	0.6
Personal Products	0.6
Textiles, Apparel & Luxury Goods	0.5
Diversified Financial Services	0.5
Semiconductors & Semiconductor Equipment	0.5
Professional Services	0.5
Tobacco	0.4
Energy Equipment & Services	0.4

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund    27

Schedule of Investments  (continued)

as of July 31, 2022

Industry Classification (continued):

Technology Hardware, Storage & Peripherals	0.3%
Building Products	0.3
Communications Equipment	0.3
Hotels, Restaurants & Leisure	0.3
Exchange-Traded Fund	0.3
Leisure Products	0.2
Beverages	0.2
Aerospace & Defense	0.2
Multiline Retail	0.2
Unaffiliated Fund	0.2
IT Services	0.1

Multi-Utilities	0.1%
Life Sciences Tools & Services	0.1
Internet & Direct Marketing Retail	0.0 *

124.8
Liabilities in excess of other assets	(24.8)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$123,328,611	$(123,328,611)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

28

Statement of Assets and Liabilities

as of July 31, 2022

Assets

Investments at value, including securities on loan of $123,328,611:
Unaffiliated investments (cost $441,956,456)	$491,836,891
Affiliated investments (cost $124,969,168)	124,998,012
Receivable for investments sold	17,180,039
Receivable for Fund shares sold	2,203,703
Dividends receivable	298,092
Prepaid expenses	1,196

Total Assets	636,517,933

Liabilities

Payable to broker for collateral for securities on loan	124,804,135
Payable for investments purchased	16,127,754
Payable for Fund shares purchased	678,716
Accrued expenses and other liabilities	510,514
Management fee payable	232,029
Distribution fee payable	71,032
Affiliated transfer agent fee payable	21,798
Trustees’ fees payable	1,217

Total Liabilities	142,447,195

Net Assets	$494,070,738

Net assets were comprised of:
Shares of beneficial interest, at par	$23,506
Paid-in capital in excess of par	390,950,039
Total distributable earnings (loss)	103,097,193

Net assets, July 31, 2022	$494,070,738

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund    29

Statement of Assets and Liabilities

as of July 31, 2022

Class A

Net asset value, redemption price per share,
($117,179,382 ÷ 5,556,645 shares of beneficial interest issued and outstanding)	$21.09
Maximum sales charge (5.50% of offering price)	1.23

Maximum offering price to public	$22.32

Class C

Net asset value, offering price and redemption price per share,
($2,685,317 ÷ 127,891 shares of beneficial interest issued and outstanding)	$21.00

Class R

Net asset value, offering price and redemption price per share,
($113,962,693 ÷ 5,492,869 shares of beneficial interest issued and outstanding)	$20.75

Class Z

Net asset value, offering price and redemption price per share,
($136,494,834 ÷ 6,470,747 shares of beneficial interest issued and outstanding)	$21.09

Class R2

Net asset value, offering price and redemption price per share,
($73,111 ÷ 3,474 shares of beneficial interest issued and outstanding)	$21.05

Class R4

Net asset value, offering price and redemption price per share,
($13,829 ÷ 655 shares of beneficial interest issued and outstanding)	$21.10

Class R6

Net asset value, offering price and redemption price per share,
($123,661,572 ÷ 5,853,427 shares of beneficial interest issued and outstanding)	$21.13

Net asset value per share may not recalculate due to rounding.

See Notes to Financial Statements.

30

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $4,017 foreign withholding tax)	$13,262,056
Income from securities lending, net (including affiliated income of $78,030)	108,632
Affiliated dividend income	1,168

Total income	13,371,856

Expenses
Management fee	3,398,581
Distribution fee(a)	1,384,245
Shareholder servicing fees(a)	176
Transfer agent’s fees and expenses (including affiliated expense of $249,745)(a)	619,417
Registration fees(a)	87,621
Shareholders’ reports	79,642
Custodian and accounting fees	78,819
Audit fee	28,000
Legal fees and expenses	24,933
Trustees’ fees	16,113
Miscellaneous	105,326

Total expenses	5,822,873
Less: Fee waiver and/or expense reimbursement(a)	(54,656)
Distribution fee waiver(a)	(389,434)

Net expenses	5,378,783

Net investment income (loss)	7,993,073

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions (including affiliated of $(25,945))	108,566,672
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(8,750))	(96,751,493)

Net gain (loss) on investment transactions	11,815,179

Net Increase (Decrease) In Net Assets Resulting From Operations	$19,808,252

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	370,601	30,255	983,003	—	386	—	—
Shareholder servicing fees	—	—	—	—	155	21	—
Transfer agent’s fees and expenses	215,009	12,534	177,803	210,204	412	102	3,353
Registration fees	16,397	8,952	9,519	22,296	6,077	6,077	18,303
Fee waiver and/or expense reimbursement	(12,353)	(302)	(13,107)	(16,509)	(6,286)	(6,099)	—
Distribution fee waiver	(61,767)	—	(327,667)	—	—	—	—

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund    31

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$7,993,073	$7,940,948
Net realized gain (loss) on investment transactions	108,566,672	81,548,460
Net change in unrealized appreciation (depreciation) on investments	(96,751,493)	284,731,385

Net increase (decrease) in net assets resulting from operations	19,808,252	374,220,793

Dividends and Distributions
Distributions from distributable earnings
Class A	(1,506,035)	(966,537)
Class C	(3,028)	(11,867)
Class R	(1,443,320)	(1,439,536)
Class Z	(2,904,008)	(2,482,289)
Class R2	(1,863)	(1,100)
Class R4	(172)	(116)
Class R6	(2,089,156)	(2,812,197)

	(7,947,582)	(7,713,642)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	145,378,381	287,011,046
Net asset value of shares issued in reinvestment of dividends and distributions	7,544,333	6,394,370
Cost of shares purchased	(337,769,381)	(526,508,262)

Net increase (decrease) in net assets from Fund share transactions	(184,846,667)	(233,102,846)

Total increase (decrease)	(172,985,997)	133,404,305

Net Assets:

Beginning of year	667,056,735	533,652,430

End of year	$494,070,738	$667,056,735

See Notes to Financial Statements.

32

Financial Highlights

Class A Shares
	Year Ended July 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.70	$11.39	$16.46	$20.95	$21.32
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.16	0.18	0.23	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.38	9.31	(4.35)	(3.17)	2.04
Total from investment operations	0.65	9.47	(4.17)	(2.94)	2.30
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.16)	(0.48)	(0.28)	(0.31)
Distributions from net realized gains	-	-	(0.42)	(1.27)	(2.36)
Total dividends and distributions	(0.26)	(0.16)	(0.90)	(1.55)	(2.67)
Net asset value, end of year	$21.09	$20.70	$11.39	$16.46	$20.95
Total Return(b):	3.17%	83.49%	(27.01)%	(13.47)%	11.31%

Ratios/Supplemental Data:
Net assets, end of year (000)	$117,179	$123,223	$71,928	$116,090	$136,533
Average net assets (000)	$123,533	$103,593	$92,527	$118,685	$133,270
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.09%	1.11%	1.15%	1.07%	1.02%
Expenses before waivers and/or expense reimbursement	1.15%	1.17%	1.21%	1.13%	1.08%
Net investment income (loss)	1.25%	0.95%	1.31%	1.31%	1.27%
Portfolio turnover rate(d)	62%	63%	53%	80%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund    33

Financial Highlights (continued)

Class C Shares
	Year Ended July 31,
	2022		2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.63		$11.39	$16.48	$20.95	$21.32
Income (loss) from investment operations:
Net investment income (loss)	(-	)(b)(c)	- (c)	0.05	0.12	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.39		9.27	(4.40)	(3.20)	2.03
Total from investment operations	0.39		9.27	(4.35)	(3.08)	2.13
Less Dividends and Distributions:
Dividends from net investment income	(0.02)		(0.03)	(0.32)	(0.12)	(0.14)
Distributions from net realized gains	-		-	(0.42)	(1.27)	(2.36)
Total dividends and distributions	(0.02)		(0.03)	(0.74)	(1.39)	(2.50)
Net asset value, end of year	$21.00		$20.63	$11.39	$16.48	$20.95
Total Return(d):	1.89%		81.41%	(27.80)%	(14.22)%	10.44%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,685		$3,138	$5,782	$11,269	$36,638
Average net assets (000)	$3,025		$6,774	$8,456	$24,635	$38,734
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	2.36%		2.19%	2.22%	1.92%	1.81%
Expenses before waivers and/or expense reimbursement	2.37%		2.20%	2.23%	1.93%	1.82%
Net investment income (loss)	(0.01)%		0.01%	0.35%	0.66%	0.49%
Portfolio turnover rate(f)	62%		63%	53%	80%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

34

Class R Shares
	Year Ended July 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.37	$11.23	$16.23	$20.66	$21.06
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.14	0.11	0.20	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.38	9.15	(4.24)	(3.13)	2.01
Total from investment operations	0.60	9.29	(4.13)	(2.93)	2.22
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.15)	(0.45)	(0.23)	(0.26)
Distributions from net realized gains	-	-	(0.42)	(1.27)	(2.36)
Total dividends and distributions	(0.22)	(0.15)	(0.87)	(1.50)	(2.62)
Net asset value, end of year	$20.75	$20.37	$11.23	$16.23	$20.66
Total Return(b):	2.93%	83.14%	(27.08)%	(13.63)%	11.05%

Ratios/Supplemental Data:
Net assets, end of year (000)	$113,963	$135,981	$110,953	$139,136	$162,502
Average net assets (000)	$131,067	$137,399	$116,334	$143,139	$165,270
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.29%	1.28%	1.31%	1.27%	1.26%
Expenses before waivers and/or expense reimbursement	1.55%	1.54%	1.57%	1.53%	1.52%
Net investment income (loss)	1.05%	0.88%	0.82%	1.16%	1.04%
Portfolio turnover rate(d)	62%	63%	53%	80%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund    35

Financial Highlights (continued)

Class Z Shares
	Year Ended July 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.70	$11.40	$16.46	$20.95	$21.32
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.23	0.29	0.30	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.38	9.29	(4.38)	(3.18)	2.02
Total from investment operations	0.71	9.52	(4.09)	(2.88)	2.36
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.22)	(0.55)	(0.34)	(0.37)
Distributions from net realized gains	-	-	(0.42)	(1.27)	(2.36)
Total dividends and distributions	(0.32)	(0.22)	(0.97)	(1.61)	(2.73)
Net asset value, end of year	$21.09	$20.70	$11.40	$16.46	$20.95
Total Return(b):	3.42%	84.07%	(26.66)%	(13.11)%	11.65%

Ratios/Supplemental Data:
Net assets, end of year (000)	$136,495	$177,808	$150,272	$622,093	$824,748
Average net assets (000)	$165,086	$199,626	$307,558	$698,954	$862,416
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.79%	0.77%	0.73%	0.69%	0.69%
Expenses before waivers and/or expense reimbursement	0.80%	0.78%	0.74%	0.70%	0.70%
Net investment income (loss)	1.56%	1.34%	2.05%	1.72%	1.62%
Portfolio turnover rate(d)	62%	63%	53%	80%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

36

Class R2 Shares
	Year Ended July 31,				December 28, 2017(a) through July 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$20.65	$11.38	$16.43	$20.91	$20.44
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.19	0.17	0.23	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.37	9.25	(4.32)	(3.18)	0.38
Total from investment operations	0.65	9.44	(4.15)	(2.95)	0.47
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.17)	(0.48)	(0.26)	-
Distributions from net realized gains	-	-	(0.42)	(1.27)	-
Total dividends and distributions	(0.25)	(0.17)	(0.90)	(1.53)	-
Net asset value, end of period	$21.05	$20.65	$11.38	$16.43	$20.91
Total Return(c):	3.11%	83.38%	(26.96)%	(13.54)%	2.30%

Ratios/Supplemental Data:
Net assets, end of period (000)	$73	$157	$292	$375	$18
Average net assets (000)	$154	$192	$302	$184	$14
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.14%	1.14%	1.15%	1.14%	1.14	%(e)
Expenses before waivers and/or expense reimbursement	5.21%	5.24%	6.28%	8.15%	187.96	%(e)
Net investment income (loss)	1.30%	1.21%	1.26%	1.35%	0.72	%(e)
Portfolio turnover rate(f)	62%	63%	53%	80%	70%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund    37

Financial Highlights (continued)

Class R4 Shares
	Year Ended July 31,				December 28, 2017(a) through July 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$20.71	$11.40	$16.46	$20.94	$20.44
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.31	0.16	0.27	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.32	9.20	(4.28)	(3.18)	0.39
Total from investment operations	0.69	9.51	(4.12)	(2.91)	0.50
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.20)	(0.52)	(0.30)	-
Distributions from net realized gains	-	-	(0.42)	(1.27)	-
Total dividends and distributions	(0.30)	(0.20)	(0.94)	(1.57)	-
Net asset value, end of period	$21.10	$20.71	$11.40	$16.46	$20.94
Total Return(c):	3.29%	83.98%	(26.80)%	(13.31)%	2.45%

Ratios/Supplemental Data:
Net assets, end of period (000)	$14	$245	$927	$9	$10
Average net assets (000)	$41	$237	$918	$9	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.89%	0.89%	0.89%	0.89%	0.89	%(e)
Expenses before waivers and/or expense reimbursement	15.86%	4.13%	2.60%	140.80%	270.32	%(e)
Net investment income (loss)	1.78%	2.21%	1.16%	1.51%	0.95	%(e)
Portfolio turnover rate(f)	62%	63%	53%	80%	70%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Class R6 Shares
	Year Ended July 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.73	$11.41	$16.47	$20.97	$21.34
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.24	0.25	0.31	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.38	9.31	(4.33)	(3.19)	2.04
Total from investment operations	0.75	9.55	(4.08)	(2.88)	2.38
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.23)	(0.56)	(0.35)	(0.39)
Distributions from net realized gains	-	-	(0.42)	(1.27)	(2.36)
Total dividends and distributions	(0.35)	(0.23)	(0.98)	(1.62)	(2.75)
Net asset value, end of year	$21.13	$20.73	$11.41	$16.47	$20.97
Total Return(b):	3.58%	84.26%	(26.60)%	(13.09)%	11.72%

Ratios/Supplemental Data:
Net assets, end of year (000)	$123,662	$226,506	$193,499	$351,429	$414,892
Average net assets (000)	$143,522	$209,675	$259,226	$372,557	$361,244
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.67%	0.66%	0.67%	0.63%	0.63%
Expenses before waivers and/or expense reimbursement	0.67%	0.66%	0.67%	0.63%	0.63%
Net investment income (loss)	1.74%	1.46%	1.83%	1.78%	1.64%
Portfolio turnover rate(d)	62%	63%	53%	80%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Small-Cap Value Fund    39

Notes to Financial Statements

1.	Organization

The Target Portfolio Trust (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Quant Solutions Small-Cap Value Fund (the “Fund”), a series of the RIC. The fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is above average capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

40

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the

PGIM Quant Solutions Small-Cap Value Fund    41

Notes to Financial Statements  (continued)

Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

42

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Quant Solutions Small-Cap Value Fund    43

Notes to Financial Statements  (continued)

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (formerly known as QMA LLC) (“PGIM Quantitative Solutions” or the “Subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended July 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.60% of average daily net assets up to $2 billion;	0.60%
0.575% of average daily net assets over $2 billion.

The Manager has contractually agreed to waive and/or reimburse up to 0.01% of the fees and expenses from the Fund through November 30, 2023, to the extent that the Fund’s net annual operating expenses and acquired fund fees and expenses (exclusive of taxes, interest, distribution and service (12b-1) fees and certain extraordinary expenses) exceed 0.68% of the Fund’s average daily net assets on an annualized basis. Separately, the Manager has contractually agreed, through November 30, 2023, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%

44

Class	Expense Limitations
C	—%
R	—
Z	—
R2	1.14
R4	0.89
R6	—

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through November 30, 2023 to reduce such fees of certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers for services rendered to the shareholders of such Class R2 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Fund’s annual gross and net distribution and maximum shareholder service fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee

A	0.30%	0.25%	N/A%

C	1.00	1.00	N/A

R	0.75	0.50	N/A

Z	N/A	N/A	N/A

R2	0.25	0.25	0.10

R4	N/A	N/A	0.10

R6	N/A	N/A	N/A

For the year ended July 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges

PGIM Quant Solutions Small-Cap Value Fund    45

Notes to Financial Statements  (continued)

to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$94,592	$754
C	—	142

PGIM Investments, PIMS, PMFS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2022, no 17a-7 transactions were entered into by the Fund.

46

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended July 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales

$349,902,608	$534,105,225

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$ 2,292,143	$ 61,709,254	$ 64,001,397	$ —	$ —	$ —	—	$ 1,168

PGIM Institutional Money Market Fund(1)(b)(wa)

63,725,339	701,119,215	639,811,847	(8,750)	(25,945)	124,998,012	125,123,135	78,030	(2)

$66,017,482	$762,828,469	$703,813,244	$(8,750)	$(25,945)	$124,998,012		$79,198

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6. Distributions and Tax Information

The Fund has a tax year end of October 31st.

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

The tax character of distributions paid during the tax year ended October 31, 2021 was $7,713,642 of ordinary income. The tax character of distributions paid during the tax year ended October 31, 2020 were $29,525,841 of ordinary income and $22,986,122 of long-term capital gains.

As of the latest tax year ended October 31, 2021, the accumulated undistributed earnings on a tax basis was $5,622,294 of ordinary income.

PGIM Quant Solutions Small-Cap Value Fund    47

Notes to Financial Statements  (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$573,914,641	$83,675,517	$(40,755,255)	$42,920,262

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2021 of approximately $3,463,000 which can be carried forward for an unlimited period. The Fund utilized approximately $127,260,000 of its capital loss carryforward to offset net taxable gains realized in the tax year ended October 31, 2021. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four tax years up to the most recent tax year ended October 31, 2020 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

48

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

As of July 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	999	0.1%
R	5,165,478	94.0
Z	39	0.1
R2	580	16.7
R4	586	89.5

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	1	21.6%

Unaffiliated	4	50.4

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended July 31, 2022:
Shares sold	466,481	$10,099,471
Shares issued in reinvestment of dividends and distributions	68,744	1,481,443
Shares purchased	(932,354)	(20,009,430)
Net increase (decrease) in shares outstanding before conversion	(397,129)	(8,428,516)
Shares issued upon conversion from other share class(es)	33,415	718,133
Shares purchased upon conversion into other share class(es)	(33,776)	(734,315)
Net increase (decrease) in shares outstanding	(397,490)	$(8,444,698)

Year ended July 31, 2021:
Shares sold	865,484	$16,990,636
Shares issued in reinvestment of dividends and distributions	59,100	947,377
Shares purchased	(1,282,170)	(22,233,334)
Net increase (decrease) in shares outstanding before conversion	(357,586)	(4,295,321)
Shares issued upon conversion from other share class(es)	30,481	576,013
Shares purchased upon conversion into other share class(es)	(31,354)	(546,239)
Net increase (decrease) in shares outstanding	(358,459)	$(4,265,547)

PGIM Quant Solutions Small-Cap Value Fund    49

Notes to Financial Statements  (continued)

Share Class	Shares	Amount

Class C
Year ended July 31, 2022:
Shares sold	19,383	$420,322
Shares issued in reinvestment of dividends and distributions	138	2,988
Shares purchased	(31,942)	(677,141)
Net increase (decrease) in shares outstanding before conversion	(12,421)	(253,831)
Shares purchased upon conversion into other share class(es)	(11,807)	(254,336)
Net increase (decrease) in shares outstanding	(24,228)	$(508,167)

Year ended July 31, 2021:
Shares sold	78,503	$1,398,729
Shares issued in reinvestment of dividends and distributions	736	11,845
Shares purchased	(411,384)	(8,226,935)
Net increase (decrease) in shares outstanding before conversion	(332,145)	(6,816,361)
Shares purchased upon conversion into other share class(es)	(23,302)	(428,567)
Net increase (decrease) in shares outstanding	(355,447)	$(7,244,928)

Class R
Year ended July 31, 2022:
Shares sold	302,221	$6,307,893
Shares issued in reinvestment of dividends and distributions	67,985	1,443,319
Shares purchased	(1,553,114)	(33,295,586)
Net increase (decrease) in shares outstanding	(1,182,908)	$(25,544,374)

Year ended July 31, 2021:
Shares sold	589,485	$9,083,652
Shares issued in reinvestment of dividends and distributions	91,168	1,439,536
Shares purchased	(3,886,798)	(66,117,436)
Net increase (decrease) in shares outstanding	(3,206,145)	$(55,594,248)

Class Z
Year ended July 31, 2022:
Shares sold	3,416,632	$74,632,922
Shares issued in reinvestment of dividends and distributions	134,437	2,893,080
Shares purchased	(5,678,442)	(122,050,825)
Net increase (decrease) in shares outstanding before conversion	(2,127,373)	(44,524,823)
Shares issued upon conversion from other share class(es)	37,785	816,711
Shares purchased upon conversion into other share class(es)	(29,434)	(631,173)
Net increase (decrease) in shares outstanding	(2,119,022)	$(44,339,285)

50

Share Class	Shares	Amount
Year ended July 31, 2021:
Shares sold	9,725,201	$176,554,032
Shares issued in reinvestment of dividends and distributions	154,462	2,471,389
Shares purchased	(12,731,702)	(216,045,265)
Net increase (decrease) in shares outstanding before conversion	(2,852,039)	(37,019,844)
Shares issued upon conversion from other share class(es)	34,156	597,321
Shares purchased upon conversion into other share class(es)	(1,776,286)	(37,668,057)
Net increase (decrease) in shares outstanding	(4,594,169)	$(74,090,580)

Class R2
Year ended July 31, 2022:
Shares sold	1,759	$37,354
Shares issued in reinvestment of dividends and distributions	87	1,863
Shares purchased	(5,951)	(127,675)
Net increase (decrease) in shares outstanding	(4,105)	$(88,458)

Year ended July 31, 2021:
Shares sold	2,204	$35,877
Shares issued in reinvestment of dividends and distributions	69	1,100
Shares purchased	(20,350)	(300,727)
Net increase (decrease) in shares outstanding	(18,077)	$(263,750)

Class R4
Year ended July 31, 2022:
Shares sold	70	$1,495
Shares issued in reinvestment of dividends and distributions	8	172
Shares purchased	(11,256)	(234,125)
Net increase (decrease) in shares outstanding	(11,178)	$(232,458)

Year ended July 31, 2021:
Shares sold	12,236	$239,111
Shares issued in reinvestment of dividends and distributions	7	116
Shares purchased	(81,686)	(964,404)
Net increase (decrease) in shares outstanding	(69,443)	$(725,177)

Class R6
Year ended July 31, 2022:
Shares sold	2,498,365	$53,878,924
Shares issued in reinvestment of dividends and distributions	79,920	1,721,468
Shares purchased	(7,653,885)	(161,374,599)
Net increase (decrease) in shares outstanding before conversion	(5,075,600)	(105,774,207)
Shares issued upon conversion from other share class(es)	8,887	193,335
Shares purchased upon conversion into other share class(es)	(5,138)	(108,355)
Net increase (decrease) in shares outstanding	(5,071,851)	$(105,689,227)

PGIM Quant Solutions Small-Cap Value Fund    51

Notes to Financial Statements  (continued)

Share Class	Shares	Amount

Year ended July 31, 2021:
Shares sold	4,665,355	$82,709,009
Shares issued in reinvestment of dividends and distributions	95,129	1,523,007
Shares purchased	(12,561,522)	(212,620,161)
Net increase (decrease) in shares outstanding before conversion	(7,801,038)	(128,388,145)
Shares issued upon conversion from other share class(es)	1,766,401	37,512,393
Shares purchased upon conversion into other share class(es)	(2,171)	(42,864)
Net increase (decrease) in shares outstanding	(6,036,808)	$(90,918,616)

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended July 31, 2022. The average daily balance for the 50 days that the Fund had loans outstanding during the period was approximately $3,204,620, borrowed at a weighted average interest rate of 1.64%. The maximum loan outstanding amount during the period was $11,105,000. At July 31, 2022, the Fund did not have an outstanding loan amount.

52

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability

PGIM Quant Solutions Small-Cap Value Fund    53

Notes to Financial Statements  (continued)

in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in

54

the implementation of the computer models that guide the subadviser’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

Real Estate Investment Trust (“REIT”) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Small Company Risk: Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management expertise. As a result, stocks issued by smaller companies may be comparatively less liquid and fluctuate in value more than the stocks of larger, more established companies.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

PGIM Quant Solutions Small-Cap Value Fund    55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Target Portfolio Trust and Shareholders of PGIM Quant Solutions Small-Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Quant Solutions Small-Cap Value Fund (one of the funds constituting The Target Portfolio Trust, referred to hereafter as the ”Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 16, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

September 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

56

Liquidity Risk Management Program  (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 1-3, 2022, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2021 through December 31, 2021 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM Quant Solutions Small-Cap Value Fund

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Quant Solutions Small-Cap Value Fund

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Quant Solutions Small-Cap Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM Quant Solutions Small-Cap Value Fund

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

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Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Quant Solutions Small-Cap Value Fund

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Quant Solutions Small-Cap Value Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Quantitative Solutions. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Quant Solutions Small-Cap Value Fund is a series of The Target Portfolio Trust.

PGIM Quant Solutions Small-Cap Value Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM Quantitative Solutions, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Quantitative Solutions. The Board noted that PGIM Quantitative Solutions is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, including investment research and security selection as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Quantitative Solutions, and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Quantitative Solutions’ organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Quantitative Solutions. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and PGIM

Quantitative Solutions.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Quantitative Solutions, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Quantitative Solutions under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Quantitative Solutions

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent

PGIM Quant Solutions Small-Cap Value Fund

Approval of Advisory Agreements  (continued)

(which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Quantitative Solutions were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to evaluate performance, and the Peer Group, which was used to evaluate fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	4th Quartile	3rd Quartile
Actual Management Fees: 1st Quartile

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Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	4th Quartile	3rd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three-, five-, and ten-year periods.

•

The Board considered PGIM Investments’ assertions that the Fund finished 2021 in the top decile of its peer group, and that the Fund’s one-year gross return outperformed the benchmark index for the last four quarters of 2021 and the first quarter of 2022.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual waiver of up to 0.01% to the extent that the Fund’s annual operating expenses and acquired fund fees and expenses (exclusive of certain fees and expenses) exceed 0.68% through November 30, 2022.

•

The Board and PGIM Investments also agreed to continue the Fund’s existing expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause the total annual fund operating expenses to exceed 1.14% for Class R2 shares and 0.89% for Class R4 shares through November 30, 2022.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Quant Solutions Small-Cap Value Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov . Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the
Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017
FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing.
The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Quant Solutions Small-Cap Value Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual
Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s
Trustees and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QUANT SOLUTIONS SMALL-CAP VALUE FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6

NASDAQ	TSVAX	TRACX	TSVRX	TASVX	PSVDX	PSVKX	TSVQX

CUSIP	875921785	875921710	875921843	875921306	875921611	875921595	875921777

MF232E

PGIM CORE BOND FUND

ANNUAL REPORT

JULY 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2    Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Core Bond Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2022.

The attention of the global economy and markets turned during the period from the impact of the COVID-19 pandemic to the challenge of rapidly rising inflation. Prices for a wide range of goods and services rose in response to economic reopenings, supply-chain disruptions, pandemic-related governmental stimulus and Russia’s invasion of Ukraine. As inflation surged at its fastest rate in more than 40 years, central banks, led by the US Federal Reserve, sought to restrain the trend by aggressively hiking interest rates, prompting concerns of a potential recession.

After rising to record levels during the closing months of 2021, US stocks retreated in 2022 in the face of rising prices, slowing economic growth and uncertainties related to the war in Ukraine. Growth-oriented stocks suffered the sharpest losses as investors turned for protection to traditionally defensive, value-oriented stocks. Large-cap equities ended the period in negative territory but outperformed their small-cap counterparts by a significant margin. International developed markets trailed the US market, while emerging markets lagged further behind.

Rising rates and economic uncertainty drove fixed-income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns for the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Core Bond Fund

September 15, 2022

PGIM Core Bond Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-13.71	0.19	N/A	0.88 (02/17/2015)

(without sales charges)	-10.81	0.85	N/A	1.33 (02/17/2015)

Class C

(with sales charges)	-12.40	0.09	N/A	0.56 (02/17/2015)

(without sales charges)	-11.52	0.09	N/A	0.56 (02/17/2015)

Class R

(without sales charges)	-11.10	0.56	N/A	1.05 (02/17/2015)

Class Z

(without sales charges)	-10.53	1.16	1.27	—

Class R6

(without sales charges)	-10.52	1.19	N/A	1.64 (02/17/2015)

Bloomberg US Aggregate Bond Index

	-9.12	1.28	1.65	—

Average Annual Total Returns as of 7/31/22 Since Inception (%)

Class A, Class C, Class R, Class R6 (02/17/2015)

Bloomberg US Aggregate Bond Index	1.50

Since Inception returns are provided for any share class that has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2012) and the account values at the end of the current fiscal year (July 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Core Bond Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and US dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Distributions and Yields as of 7/31/22

	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.19	2.86	2.80

Class C	0.11	2.03	1.37

Class R	0.16	2.51	-22.70

Class Z	0.22	3.12	2.88

Class R6	0.22	3.14	3.10

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*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 7/31/22 (%)

AAA	63.1

AA	6.0
A	12.2

BBB	17.1
BB	0.2

Not Rated	0.9
Cash/Cash Equivalents	0.5

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Core Bond Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Core Bond Fund’s Class Z shares returned –10.53% during the 12-month reporting period that ended July 31, 2022, underperforming the –9.12% return of the Bloomberg US Aggregate Bond Index (the Index).

What were the market conditions?

•

From a starting point of low yields, tight spreads, and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets during the reporting period. Concerns about central bank tightening, hard economic landings, and the war in Ukraine led global credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee (FOMC) policy tightening, and later began to price in a hard economic landing.

•

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than they had over the last decade of low inflation. A succession of rate hikes over the first half of 2022—including two outsized hikes of 75 basis points (bps) each by the US Federal Reserve (the Fed) in June and July—confirmed to markets that the Fed was fully focused on tackling inflation. (One basis point equals 0.01%.) Following the July 2022 FOMC meeting, the market expected the target rate to be lifted to around 3.25%, not far from Fed officials’ median projection, but the market began pricing in rate cuts beginning in 2023.

•

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before finally inverting in the last month of the period. From 1.05% on July 31, 2021, the 10-year/2-year Treasury spread declined to -0.23% by the end of the period on July 31, 2022.

•

After rising to nearly 3.5% in June 2022, the US 10-year Treasury yield ended the period on July 31, 2022 at 2.65%. Meanwhile, the yield on the two-year Treasury note ended the period at 2.88%, a rise of 270 bps over 12 months.

•

US investment grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. Securitized credit spreads widened, with asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), and collateralized loan obligation (CLO) spreads trading well above their recent tights by the end of the period. Meanwhile, agency mortgage-backed securities (MBS) underperformed Treasuries on concerns that the Fed would begin selling MBS if officials needed to step up their inflation fight. However, agency MBS strengthened over the final weeks of the period amid a decline in rate volatility.

8    Visit our website at pgim.com/investments

What worked?

•	While overall security selection detracted from the Fund’s performance during the period, selection in emerging markets, high yield, and MBS were modestly positive contributors.

•	While overall sector allocation detracted from performance, an underweight allocation, relative to the Index, to MBS added to performance.

•

Within credit, positioning in upstream energy, finance companies, and gaming/lodging/leisure enhanced performance. In individual security selection, the Fund benefited from an underweight position in Oracle Corporation (technology), along with overweight positions in Cenovus Energy Inc. (upstream energy) and Conoco Phillips (upstream energy), each relative to the Index.

What didn’t work?

•	Overall security selection detracted from performance during the period, with selections in Treasuries, investment grade corporates, and CMBS detracting the most.

•	Overall sector allocation also detracted, with overweight allocations to CMBS, CLOs, and investment grade corporates, relative to the Index, the largest detractors.

•

Within credit, selections in banking, healthcare & pharmaceuticals, and cable & satellite detracted from performance. In individual security selection, the Fund’s overweight positioning in Viatris Inc. (healthcare & pharmaceuticals), Charter Communications, Inc. (cable & satellite), and Steel Dynamics, Inc. (metals & mining), relative to the Index, detracted from returns.

•	The Fund’s yield curve and duration positioning detracted from performance as US Treasury rates sold off, and the curve flattened.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest-rate futures, options, and swaps to help manage duration positioning and yield curve exposure. In aggregate, these positions detracted from performance.

Current outlook

•

Tighter financial conditions are expected to continue working their way through the economy with lagged effects in coming quarters. For now, the Fed is focused on currently high monthly inflation readings, vowing to keep up the pressure until those readings show convincing signs they are softening toward the Fed’s target. At some point, though, PGIM Fixed Income expects the Fed will likely pivot back toward a focus on the projected lagged effects of its tightening and, should material signs of softening accumulate, will adopt a more measured pace of policy normalization.

PGIM Core Bond Fund    9

Strategy and Performance Overview* (continued)

•

Even though fundamentals and issuer liquidity are arguably well braced for recession, and spread widening has already generated value in a number of sectors, PGIM Fixed Income believes spreads may remain soft until most of the current bad news—e.g., a cutoff of Russian gas supplies, cooling of the housing market, etc.—has largely played out.

•

However, over the intermediate and longer term, the selloff in rates and spreads could turn out to be a positive as the overarching trends of aging demographics, high debt burdens, and other factors that conspired for decades to push equilibrium interest rates down are more likely hibernating than reversing. Once the reopening enthusiasm and supply-chain problems have passed, inflation will likely return to, or below, targets, and bonds will likely be well on their way to an extended period of solid returns. In the meantime, PGIM Fixed Income believes the best course will be to focus on the micro-alpha opportunities within and across sectors.

•

PGIM Fixed Income maintains its positive view of spread sectors over the medium-to-long term, positioning the Fund with overweight allocations, relative to the Index, to structured products (CLOs, CMBS, ABS) and investment grade corporates (as of the end of the period). The Fund holds underweight exposure, relative to the Index, to MBS (as of the end of the period) in favor of more attractive opportunities across spread sectors.

•

In terms of calling the cycle top in long-term rates, given the strength of the economy and level of inflation, PGIM Fixed Income believes it is too early to preclude the possibility of higher highs. Yet, from a long-term perspective, exposure to developed market duration is becoming more compelling after the broad repricing of markets and with the looming moderation in global growth. While acknowledging the immediate trajectory of inflation is going to dictate market volatility and the path of the US Treasury 10-year yield, PGIM Fixed Income’s base case holds that implied volatility will ultimately decline, and the 10-year yield will stay below the terminal rate of this hiking cycle when it is eventually reached.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s assigned index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

10    Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Core Bond Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Core Bond Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$924.50	0.62%	$2.96
	Hypothetical	$1,000.00	$1,021.72	0.62%	$3.11

Class C	Actual	$1,000.00	$919.80	1.43%	$6.81
	Hypothetical	$1,000.00	$1,017.70	1.43%	$7.15

Class R	Actual	$1,000.00	$922.00	0.93%	$4.43
	Hypothetical	$1,000.00	$1,020.18	0.93%	$4.66

Class Z	Actual	$1,000.00	$925.90	0.32%	$1.53
	Hypothetical	$1,000.00	$1,023.21	0.32%	$1.61

Class R6	Actual	$1,000.00	$925.90	0.31%	$1.48
	Hypothetical	$1,000.00	$1,023.26	0.31%	$1.56

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12    Visit our website at pgim.com/investments

Schedule of Investments

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 101.5%

ASSET-BACKED SECURITIES 19.6%

Automobiles 5.1%

AmeriCredit Automobile Receivables Trust,
Series 2019-01, Class C	3.360%	02/18/25	395	$394,727
Series 2019-02, Class C	2.740	04/18/25	700	695,431
Series 2019-03, Class C	2.320	07/18/25	1,700	1,675,907
Series 2020-01, Class B	1.480	01/21/25	1,400	1,387,496
Series 2021-02, Class C	1.010	01/19/27	1,300	1,211,048
Series 2021-03, Class C	1.410	08/18/27	1,400	1,315,380
Avis Budget Rental Car Funding AESOP LLC,
Series 2018-01A, Class A, 144A	3.700	09/20/24	1,100	1,097,211
Series 2018-02A, Class A, 144A	4.000	03/20/25	500	497,136
Series 2019-02A, Class A, 144A	3.350	09/22/25	1,100	1,082,277
Series 2019-03A, Class A, 144A	2.360	03/20/26	1,700	1,628,918
Series 2020-01A, Class A, 144A	2.330	08/20/26	1,200	1,150,240
Series 2021-01A, Class A, 144A	1.380	08/20/27	3,500	3,146,223
Series 2021-02A, Class A, 144A	1.660	02/20/28	3,800	3,459,365
Series 2022-01A, Class A, 144A	3.830	08/21/28	4,800	4,788,722
CarMax Auto Owner Trust,
Series 2021-02, Class C	1.340	02/16/27	1,100	1,026,206
Series 2021-04, Class C	1.380	07/15/27	800	734,575
Series 2022-01, Class C	2.200	11/15/27	1,300	1,221,773
Series 2022-01, Class D	2.470	07/17/28	600	562,717
Drive Auto Receivables Trust,
Series 2020-02, Class B	1.420	03/17/25	62	62,136
Series 2021-01, Class B	0.650	07/15/25	832	827,418
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A	3.190	07/15/31	1,300	1,286,349
Series 2019-01, Class A, 144A	3.520	07/15/30	3,400	3,391,597
Series 2020-01, Class A, 144A	2.040	08/15/31	3,300	3,173,450
Series 2020-02, Class A, 144A	1.060	04/15/33	1,100	1,012,891
Series 2021-01, Class B, 144A	1.610	10/17/33	630	571,820
Series 2021-02, Class B, 144A	1.910	05/15/34	600	544,709
Ford Credit Floorplan Master Owner Trust,
Series 2020-02, Class A	1.060	09/15/27	2,800	2,587,201
GLS Auto Receivables Issuer Trust,
Series 2021-04A, Class B, 144A	1.530	04/15/26	1,700	1,632,165
GM Financial Consumer Automobile Receivables Trust,
Series 2018-04, Class C	3.620	06/17/24	200	200,072
GM Financial Revolving Receivables Trust,
Series 2021-01, Class B, 144A	1.490	06/12/34	200	178,746
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A	1.680	12/27/27	1,900	1,718,851

See Notes to Financial Statements.

PGIM Core Bond Fund    13

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Automobiles (cont’d.)

Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A	1.210%	12/26/25	2,200	$2,059,231
Series 2022-02A, Class A, 144A	2.330	06/26/28	5,500	5,021,050
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A	3.630	09/14/27	4,100	4,039,274
Series 2021-01A, Class B, 144A	1.260	07/14/28	2,700	2,505,533
Santander Drive Auto Receivables Trust,
Series 2020-02, Class C	1.460	09/15/25	429	427,154
Series 2020-03, Class C	1.120	01/15/26	1,975	1,948,561
Series 2020-04, Class C	1.010	01/15/26	1,400	1,381,289
Series 2021-02, Class C	0.900	06/15/26	1,100	1,069,710
Series 2021-02, Class D	1.350	07/15/27	2,800	2,637,896
Series 2021-03, Class C	0.950	09/15/27	2,000	1,927,517
Series 2021-04, Class C	1.260	02/16/27	2,800	2,684,964
Series 2022-01, Class C	2.560	04/17/28	1,800	1,716,800
Toyota Auto Loan Extended Note Trust,
Series 2020-01A, Class A, 144A	1.350	05/25/33	1,000	941,323
World Omni Select Auto Trust,
Series 2019-A, Class B	2.170	12/15/25	1,671	1,663,272
Series 2019-A, Class C	2.380	12/15/25	300	297,096
Series 2021-A, Class C	1.090	11/15/27	600	557,973

				75,141,400

Collateralized Loan Obligations 12.4%

Allegro CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)	4.128(c)	01/19/33	5,000	4,925,045
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2021-17A, Class A1, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)	3.682(c)	07/15/34	6,500	6,292,913
Apres Static CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 0.000%)	3.582(c)	10/15/28	3,025	2,999,665
Atrium (Cayman Islands),
Series 12A, Class AR, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.000%)	3.589(c)	04/22/27	2,526	2,473,382
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-03A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)	3.892(c)	10/21/34	6,500	6,294,542
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	3.830(c)	01/20/32	5,000	4,894,351

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Balboa Bay Loan Funding Ltd. (Cayman Islands), (cont’d.)
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	3.910%(c)	07/20/34	3,100	$3,007,754
Barings Loan Partners CLO Ltd. (Cayman Islands),
Series LP-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.698(c)	01/20/34	11,750	11,390,161
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R2, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	3.810(c)	07/18/30	1,000	984,529
Series 2016-10A, Class A1R2, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)	3.953(c)	01/25/35	400	386,366
Series 2017-11A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	3.933(c)	04/24/34	5,500	5,340,346
Series 2019-16A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	3.830(c)	12/19/32	3,250	3,157,039
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1RR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	3.790(c)	01/20/32	10,250	10,016,953
Carlyle US CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 0.000%)	3.730(c)	04/20/31	1,000	983,018
Series 2021-05A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	3.830(c)	07/20/34	7,000	6,780,497
CBAM Ltd. (Cayman Islands),
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	3.890(c)	07/20/34	8,500	8,238,781
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	3.940(c)	10/17/31	1,000	978,061
Series 2021-05A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	3.652(c)	07/15/34	2,000	1,938,131
Crown Point CLO Ltd. (Cayman Islands),
Series 2021-11A, Class A, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	3.860(c)	01/17/34	5,500	5,339,750
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)	3.792(c)	07/15/29	218	215,415
Series 2021-13A, Class A1, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)	3.702(c)	07/15/34	3,500	3,392,472

See Notes to Financial Statements.

PGIM Core Bond Fund    15

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Elmwood CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	3.860%(c)	04/20/34	7,000	$6,798,354
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	3.909(c)	01/22/31	500	491,628
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	3.796(c)	04/26/31	1,000	980,022
HPS Loan Management Ltd. (Cayman Islands),
Series 10A-16, Class A1RR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	3.850(c)	04/20/34	3,250	3,147,563
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)	2.363(c)	02/05/31	248	243,925
ICG US CLO Ltd. (Cayman Islands),
Series 2015-02RA, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)	4.110(c)	01/16/33	1,400	1,355,273
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	3.692(c)	01/15/31	500	493,038
Logan CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)	3.870(c)	07/20/34	5,250	5,098,095
Madison Park Funding Ltd. (Cayman Islands),
Series 2015-18A, Class ARR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)	3.672(c)	10/21/30	11,500	11,280,712
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	3.852(c)	04/21/31	988	969,578
Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)	3.858(c)	07/19/28	624	618,227
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	3.860(c)	07/20/31	1,250	1,226,500
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)	3.632(c)	07/15/31	2,000	1,961,858
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)	3.273(c)	06/20/34	9,750	9,395,162
Series 2019-20A, Class A1R, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)	4.113(c)	01/25/32	2,500	2,454,897

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Ocean Trails CLO (Cayman Islands),
Series 2014-05A, Class ARR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)	3.735%(c)	10/13/31	8,355	$8,205,187
OCP CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R2, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)	2.096(c)	01/15/33	3,500	3,383,633
Octagon Investment Partners 31 LLC (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	3.760(c)	07/20/30	3,875	3,806,331
OZLM Funding Ltd. (Cayman Islands),
Series 2013-04A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	4.009(c)	10/22/30	981	968,921
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	4.032(c)	10/30/30	495	494,836
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)	3.870(c)	01/17/31	1,000	983,588
Series 2015-01A, Class A1A4, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)	2.635(c)	05/21/34	7,000	6,732,877
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	3.246(c)	06/20/34	6,500	6,276,739
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)	3.958(c)	07/25/31	250	244,696
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	3.740(c)	04/20/31	990	970,947
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1A, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	4.030(c)	10/20/32	5,000	4,927,788
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	3.836(c)	01/26/31	1,000	978,493
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	3.980(c)	01/17/30	920	910,017
TICP CLO Ltd. (Cayman Islands),
Series 2017-09A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	3.850(c)	01/20/31	1,000	980,710

See Notes to Financial Statements.

PGIM Core Bond Fund    17

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Trimaran Cavu Ltd.,
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)	4.170%(c)	07/20/32	1,250	$1,231,263
Voya CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1AR, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	3.722(c)	10/15/30	747	735,482
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)	3.640(c)	01/18/29	693	683,434
Series 2016-01A, Class A1R, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	3.809(c)	01/20/31	1,000	982,402
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	3.840(c)	07/17/31	2,500	2,443,807
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	3.802(c)	04/15/30	237	233,772

				182,718,926

Consumer Loans 0.9%

Lendmark Funding Trust,
Series 2019-02A, Class A, 144A	2.780	04/20/28	3,500	3,426,522
OneMain Financial Issuance Trust,
Series 2020-01A, Class A, 144A	3.840	05/14/32	792	788,005
Series 2020-02A, Class A, 144A	1.750	09/14/35	2,600	2,352,213
Series 2021-01A, Class A2, 144A, 30 Day Average SOFR + 0.760% (Cap N/A, Floor 0.000%)	2.150(c)	06/16/36	2,800	2,657,761
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A	1.210	03/08/28	1,839	1,721,719
Oportun Issuance Trust,
Series 2022-02, Class A, 144A	5.940	10/09/29	2,600	2,599,308

				13,545,528

Credit Cards 0.2%

Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7	3.960	10/13/30	2,100	2,162,917

Equipment 0.2%

MMAF Equipment Finance LLC,
Series 2017-B, Class A5, 144A	2.720	06/15/40	800	786,504
Series 2018-A, Class A5, 144A	3.610	03/10/42	200	198,748

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Equipment (cont’d.)

MMAF Equipment Finance LLC, (cont’d.)
Series 2019-A, Class A5, 144A	3.080%	11/12/41	800	$787,569
Series 2019-B, Class A5, 144A	2.290	11/12/41	1,200	1,140,686

				2,913,507

Home Equity Loans 0.0%

Option One Mortgage Loan Trust,
Series 2005-03, Class M2, 1 Month LIBOR + 0.735% (Cap N/A, Floor 0.735%)	2.994(c)	08/25/35	237	235,716

Manufactured Housing 0.0%

Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A	3.000(cc)	11/25/58	389	384,033

Other 0.1%

Home Partners of America Trust,
Series 2021-03, Class A, 144A	2.200	01/17/41	1,827	1,659,676

Student Loans 0.7%

Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A	2.680	09/25/42	209	200,205
Series 2018-AGS, Class A1, 144A	3.210	02/25/44	160	156,887
Series 2020-AGS, Class A, 144A	1.980	08/25/50	724	694,122
ELFI Graduate Loan Program LLC,
Series 2020-A, Class A, 144A	1.730	08/25/45	1,195	1,105,968
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A	2.810	11/25/42	48	47,810
Series 2018-B, Class A2FX, 144A	3.540	05/26/43	91	90,445
Series 2019-A, Class A2FX, 144A	2.730	10/25/48	117	115,817
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A	3.190	02/18/42	125	124,349
Series 2018-CA, Class A2, 144A	3.520	06/16/42	117	116,761
Series 2019-CA, Class A2, 144A	3.130	02/15/68	362	353,292
Series 2020-BA, Class A2, 144A	2.120	01/15/69	649	610,347
Series 2020-DA, Class A, 144A	1.690	05/15/69	502	470,723
Pennsylvania Higher Education Assistance Agency,
Series 2021-01A, Class A, 144A, 1 Month LIBOR + 0.530% (Cap N/A, Floor 0.530%)	2.789(c)	05/25/70	2,212	2,146,927
SoFi Professional Loan Program LLC,
Series 2017-F, Class A2FX, 144A	2.840	01/25/41	379	372,364
Series 2019-A, Class A2FX, 144A	3.690	06/15/48	545	535,628

See Notes to Financial Statements.

PGIM Core Bond Fund    19

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Student Loans (cont’d.)

SoFi Professional Loan Program LLC, (cont’d.)
Series 2019-C, Class A2FX, 144A	2.370%	11/16/48	635	$611,689
SoFi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 144A	3.340	08/25/47	305	299,751
Series 2020-A, Class A2FX, 144A	2.540	05/15/46	1,145	1,110,217
Series 2020-C, Class AFX, 144A	1.950	02/15/46	582	554,714

				9,718,016

TOTAL ASSET-BACKED SECURITIES (cost $298,277,825)				288,479,719

COMMERCIAL MORTGAGE-BACKED SECURITIES 13.4%
Arbor Multifamily Mortgage Securities Trust,
Series 2020-MF01, Class A4, 144A	2.495	05/15/53	5,500	4,922,770
Series 2021-MF02, Class A4, 144A	2.252	06/15/54	8,900	7,680,557
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class AS, 144A	3.172	05/15/49	300	290,348
BANK,
Series 2019-BN20, Class A2	2.758	09/15/62	5,809	5,423,735
Series 2019-BN23, Class A2	2.669	12/15/52	2,200	2,044,682
Series 2020-BN25, Class A4	2.399	01/15/63	3,800	3,438,722
Series 2020-BN26, Class A3	2.155	03/15/63	5,000	4,461,550
Series 2020-BN27, Class A4	1.901	04/15/63	4,700	4,088,530
Series 2020-BN29, Class A3	1.742	11/15/53	2,600	2,218,817
Series 2021-BN32, Class A4	2.349	04/15/54	9,000	8,053,935
Series 2021-BN34, Class A4	2.156	06/15/63	7,000	6,144,028
Series 2021-BN38, Class A4	2.275	12/15/64	5,700	4,978,443
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class A, 144A	2.937	08/14/36	500	462,228
Series 2018-TALL, Class A, 144A, 1 Month LIBOR + 0.722% (Cap N/A, Floor 0.722%)	2.721(c)	03/15/37	6,000	5,683,025
Series 2020-C07, Class A4	1.786	04/15/53	5,700	4,911,003
Series 2021-C10, Class ASB	2.268	07/15/54	5,275	4,841,323
Benchmark Mortgage Trust,
Series 2018-B01, Class A4	3.402	01/15/51	1,070	1,039,836
Series 2018-B03, Class A4	3.761	04/10/51	1,150	1,133,727
Series 2019-B10, Class A3	3.455	03/15/62	2,500	2,409,224
Series 2020-B17, Class A4	2.042	03/15/53	1,800	1,586,211
Series 2020-B21, Class A4	1.704	12/17/53	2,600	2,217,996
Series 2020-IG03, Class A2, 144A	2.475	09/15/48	5,500	5,293,658
Series 2021-B24, Class A3	2.010	03/15/54	2,600	2,351,167
Series 2021-B31, Class A4	2.420	12/15/54	6,400	5,675,489

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Cantor Commercial Real Estate Lending,
Series 2019-CF03, Class A3	2.752%	01/15/53	2,900	$2,674,375
CD Mortgage Trust,
Series 2016-CD01, Class A3	2.459	08/10/49	434	409,827
Series 2019-CD08, Class A3	2.657	08/15/57	2,700	2,446,523
CF Mortgage Trust,
Series 2020-P01, Class A1, 144A	2.840(cc)	04/15/25	2,859	2,767,214
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A2	3.585	12/10/54	1,822	1,780,427
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class A4	2.878	02/10/48	1,400	1,359,344
Series 2016-C03, Class A3	2.896	11/15/49	900	856,879
Series 2016-P03, Class A3	3.063	04/15/49	4,535	4,411,252
Series 2017-P08, Class A3	3.203	09/15/50	1,700	1,644,026
Series 2019-C07, Class A3	2.860	12/15/72	1,120	1,039,774
Series 2019-GC41, Class A4	2.620	08/10/56	3,000	2,760,418
Commercial Mortgage Trust,
Series 2015-DC01, Class A5	3.350	02/10/48	1,510	1,484,283
Series 2015-PC01, Class A4	3.620	07/10/50	1,367	1,347,293
Series 2016-COR01, Class A3	2.826	10/10/49	792	753,078
CSAIL Commercial Mortgage Trust,
Series 2017-C08, Class A3	3.127	06/15/50	1,161	1,105,036
Series 2021-C20, Class A2	2.486	03/15/54	5,800	5,245,927
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4	2.632	08/10/49	650	622,076
Series 2020-C09, Class A4	1.644	08/15/53	5,800	5,012,907
Fannie Mae-Aces,
Series 2018-M10, Class A1	3.364(cc)	07/25/28	173	173,630
Series 2019-M21, Class 3A1	2.100	06/25/34	6,147	5,897,042
Series 2019-M25, Class A1	2.142	11/25/29	2,093	2,041,803
FHLMC Multifamily Structured Pass-Through Certificates,
Series KW08, Class A2	3.600	01/25/29	4,500	4,603,515
GS Mortgage Securities Corp. Trust,
Series 2021-RENT, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)	2.862(c)	11/21/35	1,386	1,351,701
GS Mortgage Securities Trust,
Series 2015-GC30, Class A3	3.119	05/10/50	942	917,671
Series 2015-GC34, Class A3	3.244	10/10/48	4,322	4,219,812
Series 2021-GSA03, Class A4	2.369	12/15/54	7,000	6,082,558
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C27, Class A3A1	2.920	02/15/48	875	844,802
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP05, Class A4	3.457	03/15/50	381	377,469

See Notes to Financial Statements.

PGIM Core Bond Fund    21

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

JPMCC Commercial Mortgage Securities Trust, (cont’d.)
Series 2017-JP07, Class ASB	3.241%	09/15/50	575	$564,603
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C05, Class A4	3.414	03/15/50	1,009	973,168
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3	2.559	08/15/49	896	847,923
Series 2016-JP03, Class A4	2.627	08/15/49	700	671,465
Ladder Capital Commercial Mortgage Securities Trust,
Series 2017-LC26, Class A3, 144A	3.289	07/12/50	1,188	1,139,437
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A3	2.791	11/15/49	900	858,998
Series 2016-UB11, Class A3	2.531	08/15/49	1,807	1,707,679
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB	3.264	08/15/50	800	786,256
Series 2017-C05, Class A4	3.212	11/15/50	1,800	1,717,541
Series 2018-C09, Class A3	3.854	03/15/51	750	739,646
Series 2018-C14, Class A3	4.180	12/15/51	1,400	1,383,492
Series 2019-C18, Class A3	2.782	12/15/52	4,400	4,033,206
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C06, Class A4	3.244	04/10/46	101	100,435
Wells Fargo Commercial Mortgage Trust,
Series 2016-BNK01, Class A2	2.399	08/15/49	1,193	1,122,926
Series 2016-C35, Class A3	2.674	07/15/48	1,838	1,750,518
Series 2016-NXS06, Class A3	2.642	11/15/49	1,500	1,438,969
Series 2017-C38, Class A4	3.190	07/15/50	974	942,621
Series 2017-RB01, Class A4	3.374	03/15/50	1,179	1,155,116
Series 2018-C46, Class A3	3.888	08/15/51	2,000	1,990,566
Series 2019-C49, Class A3	3.749	03/15/52	3,000	2,967,479
Series 2019-C50, Class A4	3.466	05/15/52	2,500	2,401,893
Series 2019-C52, Class A3	2.631	08/15/52	2,000	1,949,476
Series 2020-C57, Class A3	1.864	08/15/53	5,300	4,577,121
Series 2021-C59, Class A3	1.958	04/15/54	5,921	5,326,274

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $215,552,226)				196,728,474

CORPORATE BONDS 30.7%

Aerospace & Defense 0.8%

BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	3.400	04/15/30	335	316,640
Boeing Co. (The),
Sr. Unsec’d. Notes	2.196	02/04/26	1,530	1,424,818
Sr. Unsec’d. Notes	3.625	02/01/31	5,450	5,004,178

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)

Boeing Co. (The), (cont’d.)
Sr. Unsec’d. Notes	3.750%	02/01/50	830	$626,141
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes	5.050	06/15/25	281	277,979
Embraer Overseas Ltd. (Brazil),
Gtd. Notes, 144A	5.696	09/16/23	375	379,055
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes	3.832	04/27/25	30	29,955
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes	4.125	11/16/28	450	457,101
Teledyne Technologies, Inc.,
Gtd. Notes	2.750	04/01/31	3,510	3,011,149

				11,527,016

Agriculture 0.4%

Altria Group, Inc.,
Gtd. Notes	3.400	05/06/30	630	554,130
Gtd. Notes	3.400	02/04/41	2,010	1,387,055
BAT Capital Corp. (United Kingdom),
Gtd. Notes	2.726	03/25/31	2,180	1,775,862
Gtd. Notes	3.557	08/15/27	455	424,781
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A	3.950	06/15/25	1,510	1,489,248

				5,631,076

Airlines 0.3%

American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates	3.375	11/01/28	68	60,017
Delta Air Lines 2020-1 Class AA Pass-Through Trust,
Pass-Through Certificates	2.000	12/10/29	607	542,035
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.250	05/04/25	2,589	2,668,428
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates	2.875	04/07/30	305	276,915
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates	2.700	11/01/33	410	348,001

				3,895,396

See Notes to Financial Statements.

PGIM Core Bond Fund    23

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers 0.4%

BMW US Capital LLC (Germany),
Gtd. Notes, 144A	2.250%	09/15/23	645	$638,277
Ford Motor Co.,
Sr. Unsec’d. Notes	5.291	12/08/46	285	245,133
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	3.350	11/01/22	1,390	1,389,005
General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	900	887,620
General Motors Financial Co., Inc.,
Gtd. Notes	3.850	01/05/28	490	459,282
Gtd. Notes	4.350	01/17/27	180	176,990
Gtd. Notes	5.250	03/01/26	375	382,918
Sr. Unsec’d. Notes	3.600	06/21/30	2,655	2,362,002

				6,541,227

Banks 9.1%

Banco Santander SA (Spain),
Sr. Unsec’d. Notes	1.849	03/25/26	200	182,318
Bank of America Corp.,
Sr. Unsec’d. Notes	2.687(ff)	04/22/32	9,635	8,378,200
Sr. Unsec’d. Notes, GMTN	3.593(ff)	07/21/28	1,595	1,543,221
Sr. Unsec’d. Notes, MTN	2.496(ff)	02/13/31	2,705	2,365,349
Sr. Unsec’d. Notes, MTN	3.824(ff)	01/20/28	1,720	1,687,243
Sr. Unsec’d. Notes, MTN	3.974(ff)	02/07/30	400	387,397
Sr. Unsec’d. Notes, MTN	4.083(ff)	03/20/51	1,555	1,410,916
Sr. Unsec’d. Notes, MTN	4.271(ff)	07/23/29	320	317,267
Sr. Unsec’d. Notes, Series N	1.658(ff)	03/11/27	105	95,890
Sub. Notes, MTN	4.000	01/22/25	800	802,699
Sub. Notes, MTN	4.450	03/03/26	1,500	1,521,599
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN	2.950	01/29/23	450	449,457
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	3.932(ff)	05/07/25	1,780	1,752,725
Sr. Unsec’d. Notes	4.375	01/12/26	200	200,305
Sr. Unsec’d. Notes, MTN	4.972(ff)	05/16/29	400	395,838
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	1.323(ff)	01/13/27	3,075	2,748,662
Sr. Unsec’d. Notes, 144A	1.675(ff)	06/30/27	1,425	1,271,493
Sr. Unsec’d. Notes, 144A	1.904(ff)	09/30/28	1,385	1,196,932
Sr. Unsec’d. Notes, 144A	2.219(ff)	06/09/26	395	369,169
Sr. Unsec’d. Notes, 144A	2.591(ff)	01/20/28	665	601,932
Sr. Unsec’d. Notes, 144A, MTN	3.052(ff)	01/13/31	1,080	948,338

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

BPCE SA (France),
Sr. Unsec’d. Notes, 144A	2.375%	01/14/25	2,650	$2,527,513
Sr. Unsec’d. Notes, 144A, MTN	3.250	01/11/28	625	588,678
Citigroup, Inc.,
Sr. Unsec’d. Notes	1.122(ff)	01/28/27	8,090	7,267,061
Sr. Unsec’d. Notes	2.561(ff)	05/01/32	1,415	1,215,489
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	1,400	1,237,369
Sr. Unsec’d. Notes	3.200	10/21/26	290	283,535
Sr. Unsec’d. Notes	3.400	05/01/26	350	345,301
Sr. Unsec’d. Notes	3.520(ff)	10/27/28	180	172,333
Sr. Unsec’d. Notes	3.668(ff)	07/24/28	490	473,465
Sr. Unsec’d. Notes	3.887(ff)	01/10/28	670	656,923
Sub. Notes	4.400	06/10/25	4,000	4,041,149
Sub. Notes	4.450	09/29/27	840	842,836
Sub. Notes	4.600	03/09/26	945	964,553
Sub. Notes	4.750	05/18/46	460	432,111
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A	1.247(ff)	01/26/27	1,350	1,205,306
Sr. Unsec’d. Notes, 144A, MTN	1.907(ff)	06/16/26	1,045	966,771
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	2.193(ff)	06/05/26	555	504,456
Sr. Unsec’d. Notes, 144A	2.593(ff)	09/11/25	1,730	1,622,584
Sr. Unsec’d. Notes, 144A	3.869(ff)	01/12/29	870	786,708
Sr. Unsec’d. Notes, 144A	4.282	01/09/28	350	325,625
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A	1.621(ff)	09/11/26	1,710	1,541,155
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	2.129(ff)	11/24/26	1,530	1,368,308
Discover Bank,
Sr. Unsec’d. Notes	4.200	08/08/23	250	251,216
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	1.431(ff)	03/09/27	3,075	2,779,584
Sr. Unsec’d. Notes	1.542(ff)	09/10/27	3,405	3,052,739
Sr. Unsec’d. Notes	3.272(ff)	09/29/25	1,160	1,137,421
Sr. Unsec’d. Notes	3.500	01/23/25	75	74,938
Sr. Unsec’d. Notes	3.500	04/01/25	1,230	1,223,308
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	1,585	1,535,308
Sr. Unsec’d. Notes	3.850	01/26/27	475	474,869
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	125	123,541
Sub. Notes	5.150	05/22/45	335	337,889
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes	3.550	04/09/24	200	198,951

See Notes to Financial Statements.

PGIM Core Bond Fund    25

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, Series XR, 144A	4.000%	09/23/29	1,790	$1,612,698
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series II	4.000(ff)	04/01/25(oo)	3,920	3,445,945
Sr. Unsec’d. Notes	0.824(ff)	06/01/25	900	846,822
Sr. Unsec’d. Notes	1.040(ff)	02/04/27	4,160	3,736,469
Sr. Unsec’d. Notes	1.578(ff)	04/22/27	215	195,329
Sr. Unsec’d. Notes	2.580(ff)	04/22/32	2,565	2,226,346
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	7,000	6,272,392
Sr. Unsec’d. Notes	2.947(ff)	02/24/28	215	203,346
Sr. Unsec’d. Notes	3.509(ff)	01/23/29	210	200,960
Sr. Unsec’d. Notes	3.964(ff)	11/15/48	355	317,264
Sr. Unsec’d. Notes	4.005(ff)	04/23/29	3,585	3,509,134
Sr. Unsec’d. Notes	4.323(ff)	04/26/28	165	165,489
Sub. Notes	2.956(ff)	05/13/31	1,855	1,657,247
Sub. Notes	3.875	09/10/24	375	377,270
Sub. Notes	4.250	10/01/27	375	381,686
Morgan Stanley,
Sr. Unsec’d. Notes	1.593(ff)	05/04/27	5,600	5,107,902
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32	960	809,493
Sr. Unsec’d. Notes, GMTN	3.750	02/25/23	315	315,723
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	760	743,832
Sr. Unsec’d. Notes, GMTN	3.875	01/27/26	470	473,038
Sr. Unsec’d. Notes, GMTN	4.000	07/23/25	455	459,769
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	1,200	1,202,248
Sr. Unsec’d. Notes, MTN	1.928(ff)	04/28/32	4,245	3,499,984
Sr. Unsec’d. Notes, MTN	2.720(ff)	07/22/25	1,500	1,461,856
Sr. Unsec’d. Notes, MTN	3.591(ff)	07/22/28	310	300,224
Sr. Unsec’d. Notes, Series F, MTN	3.875	04/29/24	365	367,902
Sub. Notes, GMTN	4.350	09/08/26	3,800	3,832,403
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes	1.642(ff)	06/14/27	1,830	1,627,186
Sr. Unsec’d. Notes	3.875	09/12/23	220	219,644
Sr. Unsec’d. Notes	5.076(ff)	01/27/30	720	718,055
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	1.488(ff)	12/14/26	3,800	3,373,135
Sr. Unsec’d. Notes, 144A, MTN	1.792(ff)	06/09/27	1,335	1,179,973
State Bank of India (India),
Sr. Unsec’d. Notes, 144A	4.375	01/24/24	630	633,465
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	2.348	01/15/25	2,520	2,426,773

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%	6.750%(c)	09/30/24	2,340	$2,225,262
Truist Bank,
Sub. Notes	2.250	03/11/30	2,840	2,440,775
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	2.859(ff)	08/15/23	570	569,886
Sr. Unsec’d. Notes, 144A	3.126(ff)	08/13/30	1,180	1,062,431
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	2,740	2,415,954
Sr. Unsec’d. Notes, MTN	5.013(ff)	04/04/51	2,300	2,385,268

				134,186,521

Beverages 0.7%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.700	02/01/36	180	184,915
Gtd. Notes	4.900	02/01/46	650	653,916
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	5.450	01/23/39	975	1,047,148
Gtd. Notes	5.550	01/23/49	900	985,782
Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A	2.750	07/15/26	2,775	2,591,572
Constellation Brands, Inc.,
Gtd. Notes	4.650	11/15/28	450	456,609
Sr. Unsec’d. Notes	2.250	08/01/31	1,030	875,091
Diageo Capital PLC (United Kingdom),
Gtd. Notes	2.125	04/29/32	1,665	1,460,254
Keurig Dr. Pepper, Inc.,
Gtd. Notes	3.200	05/01/30	1,450	1,354,006

				9,609,293

Biotechnology 0.0%

Gilead Sciences, Inc.,
Sr. Unsec’d. Notes	2.500	09/01/23	220	218,398

Building Materials 0.1%

Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes	4.250	12/15/47	395	342,375
Sr. Unsec’d. Notes, Series CB	2.500	03/15/30	885	766,043

See Notes to Financial Statements.

PGIM Core Bond Fund    27

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)

Owens Corning,
Sr. Unsec’d. Notes	4.400%	01/30/48	825	$696,456

				1,804,874

Chemicals 0.1%

LYB International Finance BV,
Gtd. Notes	4.000	07/15/23	142	142,176
LYB International Finance III LLC,
Gtd. Notes	4.200	05/01/50	1,070	898,727
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.125	03/15/35	40	38,436
Sr. Unsec’d. Notes	5.250	01/15/45	248	255,931
Sasol Financing USA LLC (South Africa),
Gtd. Notes	5.875	03/27/24	200	199,000
Gtd. Notes	6.500	09/27/28	400	381,811

				1,916,081

Commercial Services 0.4%

ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700	11/01/23	580	572,009
Gtd. Notes, 144A	3.300	10/15/22	750	749,781
Gtd. Notes, 144A	4.500	02/15/45	75	68,078
Experian Finance PLC (United Kingdom),
Gtd. Notes, 144A	2.750	03/08/30	1,735	1,573,246
Global Payments, Inc.,
Sr. Unsec’d. Notes	2.650	02/15/25	575	554,479
Massachusetts Institute of Technology,
Unsec’d. Notes	3.885	07/01/2116	700	608,060
President & Fellows of Harvard College,
Unsec’d. Notes	3.300	07/15/56	160	139,486
Trustees of Boston College,
Unsec’d. Notes	3.129	07/01/52	637	500,799
University of Notre Dame du Lac,
Unsec’d. Notes, Series 2017	3.394	02/15/48	365	330,128
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes	4.125	03/15/29	1,185	1,173,391

				6,269,457

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Computers 0.1%

Apple, Inc.,
Sr. Unsec’d. Notes	3.850%	08/04/46	525	$504,887
NetApp, Inc.,
Sr. Unsec’d. Notes	1.875	06/22/25	1,470	1,392,529

				1,897,416

Diversified Financial Services 0.4%

BOC Aviation USA Corp. (Singapore),
Gtd. Notes, 144A, MTN	1.625	04/29/24	635	607,244
Cboe Global Markets, Inc.,
Sr. Unsec’d. Notes	1.625	12/15/30	2,900	2,430,244
Charles Schwab Corp. (The),
Sr. Unsec’d. Notes(a)	1.650	03/11/31	2,970	2,495,116
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.,
Sr. Unsec’d. Notes	2.625	10/15/31	95	76,628
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes	2.608	07/14/31	565	464,579

				6,073,811

Electric 2.9%

Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN	2.000	04/29/28	515	464,562
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes	4.250	09/15/48	830	776,851
Alabama Power Co.,
Sr. Unsec’d. Notes	2.800	04/01/25	75	73,684
Alfa Desarrollo SpA (Chile),
Sr. Sec’d. Notes, 144A	4.550	09/27/51	658	470,628
Ameren Illinois Co.,
First Mortgage	3.700	12/01/47	625	556,296
Arizona Public Service Co.,
Sr. Unsec’d. Notes	2.200	12/15/31	2,875	2,413,051
Sr. Unsec’d. Notes	3.350	05/15/50	485	368,182
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series Z	2.400	09/01/26	190	181,090
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes	3.700	09/01/49	495	414,169
Cleco Corporate Holdings LLC,
Sr. Unsec’d. Notes	3.375	09/15/29	305	277,214

See Notes to Financial Statements.

PGIM Core Bond Fund    29

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A	4.688%	05/15/29	1,600	$1,475,800
Commonwealth Edison Co.,
First Mortgage	3.700	03/01/45	40	35,128
First Mortgage	4.000	03/01/48	115	108,679
First Mortgage, Series 123	3.750	08/15/47	775	700,854
First Mortgage, Series 130	3.125	03/15/51	95	76,867
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series 2017	3.875	06/15/47	805	704,186
Sr. Unsec’d. Notes, Series C	4.300	12/01/56	40	36,841
Consumers Energy Co.,
First Mortgage	3.250	08/15/46	155	129,662
Delmarva Power & Light Co.,
First Mortgage	4.150	05/15/45	60	55,734
Dominion Energy, Inc.,
Sr. Unsec’d. Notes, Series D	2.850	08/15/26	55	52,974
DTE Electric Co.,
General Ref. Mortgage, Series A	4.050	05/15/48	370	353,242
DTE Energy Co.,
Sr. Unsec’d. Notes	2.850	10/01/26	350	336,463
Duke Energy Corp.,
Sr. Unsec’d. Notes	2.650	09/01/26	145	138,996
Sr. Unsec’d. Notes	3.950	08/15/47	185	158,570
Duke Energy Florida LLC,
First Mortgage	3.200	01/15/27	600	596,057
First Mortgage	3.400	10/01/46	185	153,389
First Mortgage	4.200	07/15/48	205	193,314
Duke Energy Progress LLC,
First Mortgage(a)	2.500	08/15/50	1,860	1,336,212
First Mortgage	3.700	10/15/46	75	64,924
Emera US Finance LP (Canada),
Gtd. Notes	3.550	06/15/26	75	72,816
Enel Finance International NV (Italy),
Gtd. Notes, 144A	2.650	09/10/24	655	633,564
Gtd. Notes, 144A	3.500	04/06/28	475	440,956
Engie Energia Chile SA (Chile),
Sr. Unsec’d. Notes, 144A	3.400	01/28/30	200	164,000
Entergy Arkansas LLC,
First Mortgage	2.650	06/15/51	2,220	1,611,592
Entergy Louisiana LLC,
Collateral Trust Bond	4.000	03/15/33	170	168,681

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Entergy Texas, Inc.,
First Mortgage	4.500%	03/30/39	1,000	$959,753
Evergy, Inc.,
Sr. Unsec’d. Notes	2.450	09/15/24	2,135	2,071,820
Eversource Energy,
Sr. Unsec’d. Notes, Series M	3.300	01/15/28	335	322,854
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes	3.055	10/04/26	217	207,168
Georgia Power Co.,
Sr. Unsec’d. Notes, Series B	2.650	09/15/29	1,005	912,260
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes	4.250	05/01/30	240	228,535
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28	235	232,400
Sr. Sec’d. Notes, 144A, Series 6	5.000	11/12/24	1,360	1,377,680
MidAmerican Energy Co.,
First Mortgage	3.950	08/01/47	225	208,365
First Mortgage	4.250	07/15/49	350	340,079
Monongahela Power Co.,
First Mortgage, 144A	4.100	04/15/24	851	851,825
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A	3.395	04/09/30	915	880,736
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A	2.000	12/02/25	280	256,249
Sr. Sec’d. Notes, 144A	2.450	12/02/27	1,215	1,067,952
Ohio Power Co.,
Sr. Unsec’d. Notes	4.150	04/01/48	250	226,214
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes	2.950	04/01/25	60	59,386
PacifiCorp,
First Mortgage	2.700	09/15/30	890	815,676
PECO Energy Co.,
First Mortgage	3.000	09/15/49	180	143,404
First Mortgage	3.050	03/15/51	1,540	1,243,489
First Ref. Mortgage	4.800	10/15/43	120	118,807
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes, 144A	3.600	06/01/29	1,435	1,383,044
PPL Electric Utilities Corp.,
First Mortgage	3.000	10/01/49	235	185,791
Public Service Co. of Colorado,
First Mortgage	4.100	06/15/48	235	222,739
First Mortgage, Series 34	3.200	03/01/50	720	592,112

See Notes to Financial Statements.

PGIM Core Bond Fund    31

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Public Service Electric & Gas Co.,
First Mortgage, MTN	2.250%	09/15/26	370	$353,898
First Mortgage, MTN	2.700	05/01/50	390	293,127
First Mortgage, MTN	3.200	05/15/29	1,265	1,232,022
First Mortgage, MTN	3.600	12/01/47	95	82,797
First Mortgage, MTN	3.700	05/01/28	590	593,484
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes	1.600	08/15/30	1,155	956,265
Puget Energy, Inc.,
Sr. Sec’d. Notes	2.379	06/15/28	1,132	1,016,904
San Diego Gas & Electric Co.,
First Mortgage	4.150	05/15/48	420	398,065
Southern California Edison Co.,
First Mortgage	3.650	02/01/50	290	232,388
Southwestern Electric Power Co.,
Sr. Unsec’d. Notes, Series K	2.750	10/01/26	675	644,121
Southwestern Public Service Co.,
First Mortgage	3.700	08/15/47	355	303,935
SP PowerAssets Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A, MTN	3.000	09/26/27	465	455,207
State Grid Overseas Investment BVI Ltd. (China),
Gtd. Notes, 144A, MTN	3.500	05/04/27	600	600,558
Tucson Electric Power Co.,
Sr. Unsec’d. Notes	4.000	06/15/50	1,315	1,148,927
Union Electric Co.,
Sr. Sec’d. Notes	3.650	04/15/45	50	43,398
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A	3.500	03/15/27	185	185,238
Sr. Unsec’d. Notes, Series A	3.800	04/01/28	290	291,627
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A	3.550	07/15/24	1,515	1,467,804
Wisconsin Power & Light Co.,
Sr. Unsec’d. Notes	3.050	10/15/27	535	520,212
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	3.350	12/01/26	510	501,393

				42,024,936

Electronics 0.1%

Trimble, Inc.,
Sr. Unsec’d. Notes	4.150	06/15/23	770	771,275

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Engineering & Construction 0.1%

Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	3.875%	04/30/28	600	$535,050
Sr. Sec’d. Notes, 144A	4.250	10/31/26	200	188,500
Sr. Sec’d. Notes, 144A	5.500	07/31/47	600	456,417

				1,179,967

Entertainment 0.2%

Magallanes, Inc.,
Gtd. Notes, 144A	5.050	03/15/42	1,570	1,394,054
Gtd. Notes, 144A	5.141	03/15/52	625	546,092
Gtd. Notes, 144A	5.391	03/15/62	315	276,248

				2,216,394

Foods 0.3%

Ahold Finance USA LLC (Netherlands),
Gtd. Notes	6.875	05/01/29	280	318,926
Campbell Soup Co.,
Sr. Unsec’d. Notes	2.375	04/24/30	2,175	1,901,656
Cencosud SA (Chile),
Gtd. Notes, 144A	4.375	07/17/27	1,320	1,254,248
Kraft Heinz Foods Co.,
Gtd. Notes	3.000	06/01/26	102	98,742
Gtd. Notes	4.875	10/01/49	900	841,527
Kroger Co. (The),
Sr. Unsec’d. Notes	3.875	10/15/46	65	56,866
Mars, Inc.,
Gtd. Notes, 144A	3.950	04/01/49	580	546,126

				5,018,091

Forest Products & Paper 0.1%

Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes	3.875	11/02/27	651	605,349
Sr. Unsec’d. Notes	4.500	08/01/24	214	214,513
Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A	3.600	03/01/25	220	219,676

				1,039,538

See Notes to Financial Statements.

PGIM Core Bond Fund    33

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Gas 0.3%

Atmos Energy Corp.,
Sr. Unsec’d. Notes	3.375%	09/15/49	1,200	$997,434
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes	4.100	09/01/47	305	280,034
NiSource, Inc.,
Sr. Unsec’d. Notes	1.700	02/15/31	2,445	1,997,506
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	3.500	06/01/29	440	421,408
Southern Co. Gas Capital Corp.,
Gtd. Notes	2.450	10/01/23	555	547,358

				4,243,740

Healthcare-Products 0.0%

Medtronic, Inc.,
Gtd. Notes	4.375	03/15/35	235	247,357

Healthcare-Services 0.9%

Aetna, Inc.,
Sr. Unsec’d. Notes	3.500	11/15/24	100	99,662
Sr. Unsec’d. Notes	4.500	05/15/42	1,000	936,047
Sr. Unsec’d. Notes	6.750	12/15/37	170	199,912
AHS Hospital Corp.,
Unsec’d. Notes	5.024	07/01/45	200	215,125
Ascension Health,
Sr. Unsec’d. Notes, Series B	3.106	11/15/39	265	224,301
Kaiser Foundation Hospitals,
Unsec’d. Notes, Series 2021	2.810	06/01/41	2,410	1,916,874
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	2.950	12/01/29	595	548,191
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes, Series 2015	4.200	07/01/55	75	72,126
MidMichigan Health,
Sec’d. Notes, Series 2020	3.409	06/01/50	740	593,890
Mount Sinai Hospitals Group, Inc.,
Sec’d. Notes, Series 2019	3.737	07/01/49	1,795	1,498,271
OhioHealth Corp.,
Unsec’d. Notes, Series 2020	3.042	11/15/50	795	632,572
Piedmont Healthcare, Inc.,
Sec’d. Notes, Series 2032	2.044	01/01/32	2,670	2,228,880
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A	2.532	10/01/29	420	382,577

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Providence St. Joseph Health Obligated Group, (cont’d.)
Unsec’d. Notes, Series H	2.746%	10/01/26	40	$38,674
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes	2.950	06/30/30	1,910	1,754,120
Sr. Unsec’d. Notes	3.500	03/30/25	190	189,041
RWJ Barnabas Health, Inc.,
Sr. Unsec’d. Notes	3.949	07/01/46	175	160,998
Stanford Health Care,
Unsec’d. Notes, Series 2018	3.795	11/15/48	450	408,323
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	3.050	05/15/41	1,150	978,906
Sr. Unsec’d. Notes	3.750	07/15/25	90	91,699

				13,170,189

Housewares 0.0%

Newell Brands, Inc.,
Sr. Unsec’d. Notes	4.450	04/01/26	35	34,574

Insurance 0.5%

Arch Capital Finance LLC,
Gtd. Notes	5.031	12/15/46	95	91,379
Arch Capital Group US, Inc.,
Gtd. Notes	5.144	11/01/43	100	99,395
Berkshire Hathaway Finance Corp.,
Gtd. Notes	2.850	10/15/50	1,175	895,072
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.950	05/15/24	1,170	1,173,205
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	3.950	05/15/60	185	135,115
Gtd. Notes, 144A	3.951	10/15/50	450	356,275
Lincoln National Corp.,
Sr. Unsec’d. Notes	6.300	10/09/37	115	130,007
Markel Corp.,
Sr. Unsec’d. Notes	3.350	09/17/29	1,625	1,523,694
Sr. Unsec’d. Notes	3.625	03/30/23	400	400,573
Sr. Unsec’d. Notes	4.150	09/17/50	1,310	1,118,700
Sr. Unsec’d. Notes	5.000	04/05/46	350	338,658
Principal Financial Group, Inc.,
Gtd. Notes	3.100	11/15/26	105	100,952
Gtd. Notes	4.300	11/15/46	140	130,206
Gtd. Notes	4.350	05/15/43	20	18,564

See Notes to Financial Statements.

PGIM Core Bond Fund    35

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)

Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	3.300%	05/15/50	930	$741,163
Sub. Notes, 144A	4.900	09/15/44	120	120,109
W.R. Berkley Corp.,
Sr. Unsec’d. Notes	4.000	05/12/50	545	472,421

				7,845,488

Iron/Steel 0.4%

Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	3.450	04/15/30	5,710	5,222,789

Lodging 0.1%

Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	3.500	08/18/26	1,230	1,152,935
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series R	3.125	06/15/26	250	241,146

				1,394,081

Machinery-Construction & Mining 0.1%

Caterpillar, Inc.,
Sr. Unsec’d. Notes	2.600	04/09/30	735	692,918

Machinery-Diversified 0.0%

Rockwell Automation, Inc.,
Sr. Unsec’d. Notes	2.875	03/01/25	115	113,614

Media 1.0%

Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	2.300	02/01/32	445	355,084
Sr. Sec’d. Notes	2.800	04/01/31	2,755	2,327,148
Sr. Sec’d. Notes	3.700	04/01/51	360	252,489
Sr. Sec’d. Notes	3.900	06/01/52	1,690	1,224,202
Sr. Sec’d. Notes	5.375	05/01/47	530	467,272
Sr. Sec’d. Notes	6.384	10/23/35	2,480	2,604,508
Sr. Sec’d. Notes	6.484	10/23/45	400	404,301
Comcast Corp.,
Gtd. Notes	4.250	10/15/30	275	282,709
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A	2.600	06/15/31	3,535	3,073,720

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Cox Communications, Inc., (cont’d.)
Sr. Unsec’d. Notes, 144A	3.150%	08/15/24	276	$270,612
Sr. Unsec’d. Notes, 144A	3.500	08/15/27	2,000	1,949,756
Discovery Communications LLC,
Gtd. Notes	5.200	09/20/47	1,000	886,181
Time Warner Cable LLC,
Sr. Sec’d. Notes	5.500	09/01/41	150	137,325

				14,235,307

Mining 0.3%

Barrick North America Finance LLC (Canada),
Gtd. Notes	5.750	05/01/43	190	202,951
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN	4.763	04/14/27	225	218,531
Newmont Corp.,
Gtd. Notes	2.250	10/01/30	845	722,909
Gtd. Notes	2.800	10/01/29	1,270	1,147,816
Yamana Gold, Inc. (Canada),
Gtd. Notes	2.630	08/15/31	3,120	2,550,615

				4,842,822

Multi-National 0.0%

Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.750	01/06/23	185	184,746

Office/Business Equipment 0.2%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	2.670	12/01/26	3,145	2,875,295

Oil & Gas 2.1%

Aker BP ASA (Norway),
Gtd. Notes, 144A	2.000	07/15/26	3,620	3,285,391
Gtd. Notes, 144A	3.100	07/15/31	770	665,375
Sr. Unsec’d. Notes, 144A	2.875	01/15/26	2,045	1,944,000
BP Capital Markets America, Inc.,
Gtd. Notes	3.790	02/06/24	855	863,314
BP Capital Markets PLC (United Kingdom),
Gtd. Notes	4.375(ff)	06/22/25(oo)	2,420	2,387,845
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes(a)	2.950	01/15/23	1,310	1,307,587

See Notes to Financial Statements.

PGIM Core Bond Fund    37

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Canadian Natural Resources Ltd. (Canada), (cont’d.)
Sr. Unsec’d. Notes	6.250%	03/15/38	175	$190,200
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes(a)	3.750	02/15/52	1,685	1,355,935
Sr. Unsec’d. Notes	5.400	06/15/47	384	385,061
Sr. Unsec’d. Notes	6.750	11/15/39	350	386,030
Sr. Unsec’d. Notes	6.800	09/15/37	200	228,779
Chevron USA, Inc.,
Gtd. Notes	3.900	11/15/24	425	431,712
Continental Resources, Inc.,
Gtd. Notes	3.800	06/01/24	2,300	2,277,040
Gtd. Notes	4.500	04/15/23	146	146,142
Gtd. Notes, 144A	2.268	11/15/26	330	298,628
Equinor ASA (Norway),
Gtd. Notes	2.375	05/22/30	1,110	1,006,457
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A	4.750	04/24/25	200	192,350
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes	3.800	04/01/28	380	367,283
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	7.500	05/01/31	100	116,226
Sr. Unsec’d. Notes	7.875	09/15/31	250	290,734
Ovintiv, Inc.,
Gtd. Notes	6.500	08/15/34	200	214,755
Petroleos Mexicanos (Mexico),
Gtd. Notes	5.950	01/28/31	398	307,455
Gtd. Notes	6.350	02/12/48	154	101,255
Gtd. Notes	6.490	01/23/27	1,048	948,309
Gtd. Notes	6.500	03/13/27	1,020	921,468
Gtd. Notes, MTN	6.750	09/21/47	1,305	885,116
Gtd. Notes, MTN	6.875	08/04/26	870	829,023
Phillips 66 Co.,
Gtd. Notes, 144A	3.150	12/15/29	5,000	4,610,218
Gtd. Notes, 144A	3.550	10/01/26	310	304,835
Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A	1.375	09/12/26	2,298	2,125,650
Sr. Unsec’d. Notes, 144A	2.250	07/12/31	1,090	975,550
Sinopec Group Overseas Development 2018 Ltd. (China),
Gtd. Notes, 144A	3.680	08/08/49	585	477,799

				30,827,522

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas Services 0.0%

Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A	3.900%	05/17/28	487	$477,388

Packaging & Containers 0.5%

Berry Global, Inc.,
Sr. Sec’d. Notes	1.570	01/15/26	4,740	4,316,813
Graphic Packaging International LLC,
Sr. Sec’d. Notes, 144A	1.512	04/15/26	3,070	2,802,705
WRKCo, Inc.,
Gtd. Notes	4.650	03/15/26	560	572,944

				7,692,462

Pharmaceuticals 1.5%

AbbVie, Inc.,
Sr. Unsec’d. Notes	3.800	03/15/25	105	105,348
Sr. Unsec’d. Notes	4.250	11/21/49	2,000	1,877,273
Sr. Unsec’d. Notes	4.500	05/14/35	550	559,958
Sr. Unsec’d. Notes	4.550	03/15/35	360	367,305
Sr. Unsec’d. Notes	4.700	05/14/45	1,330	1,323,268
Sr. Unsec’d. Notes	4.750	03/15/45	1,008	994,563
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes	3.250	03/01/25	55	54,426
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	4.125	06/15/39	115	114,836
Sr. Unsec’d. Notes	4.350	11/15/47	475	473,470
Cigna Corp.,
Gtd. Notes	3.250	04/15/25	270	267,867
Gtd. Notes	3.400	03/01/27	325	320,846
Gtd. Notes	4.375	10/15/28	1,950	1,990,160
Gtd. Notes	4.500	02/25/26	700	720,213
Sr. Unsec’d. Notes	2.400	03/15/30	6,145	5,502,651
CVS Health Corp.,
Sr. Unsec’d. Notes	2.700	08/21/40	385	293,945
Sr. Unsec’d. Notes	4.780	03/25/38	85	84,783
Sr. Unsec’d. Notes	5.125	07/20/45	465	475,195
Sr. Unsec’d. Notes	5.300	12/05/43	155	161,174
Johnson & Johnson,
Sr. Unsec’d. Notes	3.625	03/03/37	3,205	3,207,059
Mylan, Inc.,
Gtd. Notes	5.200	04/15/48	1,250	1,015,646
Gtd. Notes	5.400	11/29/43	860	730,643

See Notes to Financial Statements.

PGIM Core Bond Fund    39

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.875%	09/23/23	89	$88,173
Gtd. Notes	3.200	09/23/26	1,220	1,186,943
Utah Acquisition Sub, Inc.,
Gtd. Notes	5.250	06/15/46	105	86,375
Viatris, Inc.,
Gtd. Notes	3.850	06/22/40	545	398,074
Gtd. Notes	4.000	06/22/50	375	259,874

				22,660,068

Pipelines 1.5%

Boardwalk Pipelines LP,
Gtd. Notes	3.400	02/15/31	1,300	1,147,667
Colonial Enterprises, Inc.,
Gtd. Notes, 144A	3.250	05/15/30	1,730	1,623,549
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp.,
Gtd. Notes, 144A	4.150	08/15/26	555	553,693
EIG Pearl Holdings Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A	3.545	08/31/36	1,674	1,477,305
Energy Transfer LP,
Sr. Unsec’d. Notes	4.950	06/15/28	430	434,821
Sr. Unsec’d. Notes	5.000	05/15/50	565	499,216
Sr. Unsec’d. Notes	5.400	10/01/47	1,800	1,650,092
Sr. Unsec’d. Notes	6.250	04/15/49	910	918,076
Enterprise Products Operating LLC,
Gtd. Notes	3.200	02/15/52	570	430,931
Gtd. Notes	3.700	01/31/51	445	371,210
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	4.200	03/15/45	275	221,928
MPLX LP,
Sr. Unsec’d. Notes	2.650	08/15/30	2,720	2,361,166
Sr. Unsec’d. Notes	4.000	02/15/25	130	129,254
Sr. Unsec’d. Notes	4.500	04/15/38	270	249,450
Sr. Unsec’d. Notes	4.875	06/01/25	200	203,559
Sr. Unsec’d. Notes	5.200	03/01/47	5	4,683
Sr. Unsec’d. Notes	5.500	02/15/49	210	204,514
ONEOK Partners LP,
Gtd. Notes	6.125	02/01/41	300	297,103
ONEOK, Inc.,
Gtd. Notes	3.100	03/15/30	2,415	2,141,815

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

ONEOK, Inc., (cont’d.)
Gtd. Notes	4.450%	09/01/49	1,000	$819,720
Gtd. Notes	4.500	03/15/50	195	161,664
Gtd. Notes	4.950	07/13/47	85	75,485
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	3.550	12/15/29	350	316,392
Sr. Unsec’d. Notes	4.650	10/15/25	1,000	1,003,141
Sr. Unsec’d. Notes	4.700	06/15/44	170	138,394
Spectra Energy Partners LP,
Gtd. Notes	3.375	10/15/26	140	136,338
Targa Resources Corp.,
Gtd. Notes	6.250	07/01/52	1,910	2,005,458
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A	3.500	01/15/28	300	288,441
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	3.950	05/15/50	625	542,138
Sr. Unsec’d. Notes	4.600	03/15/48	500	463,806
Western Midstream Operating LP,
Sr. Unsec’d. Notes	5.300	03/01/48	320	283,750
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.000	09/15/25	350	349,161
Sr. Unsec’d. Notes	4.300	03/04/24	325	326,638
Sr. Unsec’d. Notes	4.850	03/01/48	55	51,978
Sr. Unsec’d. Notes	5.400	03/04/44	400	392,707

				22,275,243

Real Estate 0.3%

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A	4.125	02/01/29	4,190	4,192,361

Real Estate Investment Trusts (REITs) 1.4%

Alexandria Real Estate Equities, Inc.,
Gtd. Notes	2.000	05/18/32	1,645	1,354,692
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	4.050	07/01/30	3,665	3,386,209
Corporate Office Properties LP,
Gtd. Notes	2.900	12/01/33	1,400	1,099,297
CubeSmart LP,
Gtd. Notes	2.250	12/15/28	3,360	2,917,209

See Notes to Financial Statements.

PGIM Core Bond Fund    41

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes	2.875%	01/15/31	630	$562,107
Prologis LP,
Sr. Unsec’d. Notes	1.250	10/15/30	2,765	2,300,514
Realty Income Corp.,
Sr. Unsec’d. Notes	1.800	03/15/33	325	258,450
Sr. Unsec’d. Notes	3.250	01/15/31	985	921,170
Simon Property Group LP,
Sr. Unsec’d. Notes	2.000	09/13/24	2,300	2,229,322
Sun Communities Operating LP,
Gtd. Notes(a)	2.300	11/01/28	4,585	4,009,786
Welltower, Inc.,
Sr. Unsec’d. Notes	2.700	02/15/27	775	734,283
Sr. Unsec’d. Notes	3.625	03/15/24	1,500	1,498,287

				21,271,326

Retail 0.4%

Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A	3.550	07/26/27	940	890,338
AutoZone, Inc.,
Sr. Unsec’d. Notes	1.650	01/15/31	620	507,981
Dollar Tree, Inc.,
Sr. Unsec’d. Notes	2.650	12/01/31	605	523,715
Falabella SA (Chile),
Sr. Unsec’d. Notes, 144A(a)	4.375	01/27/25	1,700	1,676,944
Ross Stores, Inc.,
Sr. Unsec’d. Notes(a)	1.875	04/15/31	3,350	2,787,772

				6,386,750

Semiconductors 0.7%

Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A	3.137	11/15/35	1,442	1,161,234
Sr. Unsec’d. Notes, 144A	3.187	11/15/36	1,000	800,576
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	4,847	4,189,613
Microchip Technology, Inc.,
Sr. Sec’d. Notes	2.670	09/01/23	4,000	3,945,151

				10,096,574

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Software 0.4%

Microsoft Corp.,
Sr. Unsec’d. Notes	2.525%	06/01/50	191	$148,510
Sr. Unsec’d. Notes	3.041	03/17/62	335	278,951
Roper Technologies, Inc.,
Sr. Unsec’d. Notes	1.400	09/15/27	1,390	1,226,691
ServiceNow, Inc.,
Sr. Unsec’d. Notes	1.400	09/01/30	1,655	1,348,937
Workday, Inc.,
Sr. Unsec’d. Notes(a)	3.800	04/01/32	2,435	2,322,928

				5,326,017

Telecommunications 1.3%

AT&T, Inc.,
Sr. Unsec’d. Notes	2.550	12/01/33	123	104,141
Sr. Unsec’d. Notes	3.500	09/15/53	3,114	2,457,715
Sr. Unsec’d. Notes	3.650	09/15/59	1,717	1,339,903
Sr. Unsec’d. Notes	3.800	12/01/57	1,128	914,026
Sr. Unsec’d. Notes	4.300	02/15/30	170	170,466
Sr. Unsec’d. Notes	4.500	05/15/35	150	148,863
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400	03/01/27	3,000	2,711,128
T-Mobile USA, Inc.,
Sr. Sec’d. Notes	2.550	02/15/31	1,635	1,425,981
Sr. Sec’d. Notes	3.000	02/15/41	640	497,596
Sr. Sec’d. Notes	3.875	04/15/30	4,780	4,596,943
Sr. Sec’d. Notes	4.375	04/15/40	380	353,887
Sr. Sec’d. Notes	4.500	04/15/50	505	464,519
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.550	03/21/31	4,065	3,614,267

				18,799,435

Transportation 0.1%

Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	3.050	02/15/51	910	742,722
Kansas City Southern,
Gtd. Notes	3.500	05/01/50	1,585	1,310,554

				2,053,276

See Notes to Financial Statements.

PGIM Core Bond Fund    43

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Water 0.2%

American Water Capital Corp.,
Sr. Unsec’d. Notes	2.800%	05/01/30	1,580	$1,462,985
Sr. Unsec’d. Notes	3.750	09/01/47	25	21,885
Sr. Unsec’d. Notes	4.000	12/01/46	145	130,055
Essential Utilities, Inc.,
Sr. Unsec’d. Notes	2.704	04/15/30	1,380	1,230,143

				2,845,068

TOTAL CORPORATE BONDS (cost $503,644,407)				451,827,177

MUNICIPAL BONDS 0.5%

Alabama 0.0%

Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B	4.263	09/15/32	40	40,414

California 0.1%

Bay Area Toll Authority,
Taxable, Revenue Bonds	2.574	04/01/31	1,405	1,303,092
City of Los Angeles Department of Airports,
Taxable, Revenue Bonds, BABs	6.582	05/15/39	285	334,881
University of California,
Taxable, Revenue Bonds, Series AP	3.931	05/15/45	30	29,382
Taxable, Revenue Bonds, Series J	4.131	05/15/45	30	28,624

				1,695,979

Illinois 0.1%

State of Illinois,
General Obligation Unlimited, Series A	5.000	10/01/22	110	110,614
General Obligation Unlimited, Series D	5.000	11/01/22	895	902,198

				1,012,812

New Jersey 0.0%

New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A	7.102	01/01/41	250	329,621

North Carolina 0.0%

North Carolina State Education Assistance Authority,
Taxable, Revenue Bonds, Series 2011-02, Class A3, 3 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)	3.583(c)	07/25/36	599	592,337

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Pennsylvania 0.1%

Pennsylvania State University (The),
Taxable, Revenue Bonds, Series D	2.840%	09/01/50	745	$594,882
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs	6.105	12/01/39	70	81,335
Revenue Bonds, BABs, Series B	5.511	12/01/45	150	169,433

				845,650

Texas 0.2%
City of San Antonio Electric & Gas Systems Revenue,
Revenue Bonds, BABs	5.985	02/01/39	775	927,443
Grand Parkway Transportation Corp.,
Taxable, Revenue Bonds, Series E	5.184	10/01/42	775	877,570
Permanent University Fund - University of Texas System,
Taxable, Revenue Bonds, Series A	3.376	07/01/47	555	472,337
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B	3.922	12/31/49	340	298,305

				2,575,655

Virginia 0.0%

University of Virginia,
Taxable, Revenue Bonds, Series C	4.179	09/01/2117	130	119,151

TOTAL MUNICIPAL BONDS (cost $7,830,683)				7,211,619

RESIDENTIAL MORTGAGE-BACKED SECURITIES 5.1%
Alternative Loan Trust,
Series 2003-J03, Class 2A1	6.250	12/25/33	2	1,939
BCAP LLC Trust,
Series 2011-RR04, Class 7A1, 144A	5.250	04/26/37	117	86,487
Bellemeade Re Ltd. (Bermuda),
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	3.859(c)	07/25/29	157	156,173
Series 2021-01A, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)	3.264(c)	03/25/31	968	962,929
Series 2021-03A, Class A2, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)	2.514(c)	09/25/31	2,200	2,113,837
Series 2021-03A, Class M1A, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)	2.514(c)	09/25/31	1,600	1,572,586
Series 2022-01, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)	3.264(c)	01/26/32	3,810	3,771,099

See Notes to Financial Statements.

PGIM Core Bond Fund    45

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Central Park Funding Trust,
Series 2021-01, Class PT, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	5.050%(c)	08/29/22	2,900	$2,873,241
Connecticut Avenue Securities Trust,
Series 2022-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.900% (Cap N/A, Floor 0.000%)	3.414(c)	12/25/41	2,120	1,960,997
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland),
Series 2003-08, Class 5A1	6.500	04/25/33	1	1,110
Credit Suisse Mortgage Trust,
Series 2020-RPL06, Class A1, 144A	2.688(cc)	03/25/59	1,042	1,003,769
Eagle Re Ltd. (Bermuda),
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)	4.059(c)	04/25/29	90	89,298
Series 2021-01, Class M1A, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 1.700%)	3.214(c)	10/25/33	961	960,787
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 1.550%)	3.064(c)	04/25/34	5,660	5,607,514
Fannie Mae REMIC,
Series 2012-134, Class ZC	2.500	12/25/42	2,682	2,385,187
Series 2014-11, Class VB	4.500	04/25/42	500	516,505
Series 2021-03, Class JI, IO	2.500	02/25/51	3,310	443,270
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2021-DNA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	3.614(c)	10/25/33	2,885	2,747,030
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)	3.164(c)	01/25/34	284	278,582
Series 2021-HQA03, Class M1, 144A, 30 Day Average SOFR + 0.850% (Cap N/A, Floor 0.000%)	2.364(c)	09/25/41	6,891	6,593,783
Series 2022-DNA01, Class M1A, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 0.000%)	2.514(c)	01/25/42	2,087	2,034,535
FHLMC Structured Pass-Through Certificates,
Series T-59, Class 1A2	7.000	10/25/43	72	78,829
Freddie Mac REMIC,
Series 4249, Class GW	3.500	10/15/41	962	967,923
Series 4661, Class BV	3.500	12/15/36	723	712,123
Series 4710, Class KZ	3.500	08/15/47	1,130	1,120,824
Series 4739, Class Z	3.500	11/15/47	744	741,075
Series 5019, Class IP, IO	3.000	10/25/50	933	146,167
Series 5023, Class IO, IO	2.000	10/25/50	958	113,322
Series 5185, Class LI, IO	3.000	01/25/52	1,861	282,783
Freddie Mac Strips,
Series 365, Class C28, IO	3.000	12/15/46	931	135,555

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Government National Mortgage Assoc.,
Series 2013-99, Class AX	3.000%	07/20/43	664	$656,994
Series 2015-124, Class VZ	3.500	09/20/45	5,079	5,150,815
Series 2016-46, Class JE	2.500	11/20/45	170	164,934
Series 2018-07, Class GA	3.000	02/20/47	228	224,919
GSR Mortgage Loan Trust,
Series 2005-AR06, Class 2A1	2.992(cc)	09/25/35	17	16,742
Home Re Ltd. (Bermuda),
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	3.909(c)	05/25/29	61	60,478
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.250% (Cap N/A, Floor 0.000%)	2.764(c)	01/25/34	1,137	1,128,218
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A	3.000	06/25/59	189	188,576
Series 2019-PR01, Class A1, 144A	3.858	09/25/59	2,092	2,082,054
Series 2020-GS01, Class A1, 144A	2.882	10/25/59	784	779,507
Series 2021-GS01, Class A1, 144A	1.892	10/25/66	320	310,577
Mello Warehouse Securitization Trust,
Series 2021-01, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)	2.324(c)	02/25/55	2,100	2,041,060
MFA Trust,
Series 2021-RPL01, Class A1, 144A	1.131(cc)	07/25/60	2,852	2,616,895
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A	2.750(cc)	01/25/61	119	117,773
Series 2018-01, Class A1, 144A	3.250(cc)	05/25/62	198	194,853
Mortgage Repurchase Agreement Financing Trust,
Series 2021-S01, Class A1, 144A, 1 Month LIBOR + 0.500% (Cap N/A, Floor 0.500%)	2.372(c)	09/10/22	2,000	1,999,924
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	3.009(c)	01/25/48	81	78,882
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	3.659(c)	07/25/29	19	18,644
Oaktown Re VII Ltd. (Bermuda),
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)	3.114(c)	04/25/34	4,100	3,993,809
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)	2.909(c)	06/25/57	167	162,668
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)	6.115(c)	12/25/22	1,473	1,462,466

See Notes to Financial Statements.

PGIM Core Bond Fund    47

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
PMT Credit Risk Transfer Trust, (cont’d.)
Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)	5.159%(c)	02/27/24	2,512	$2,451,677
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	3.659(c)	03/25/28	17	17,269
Series 2020-01, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	3.209(c)	01/25/30	164	162,945
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA	3.500	08/25/58	740	736,596
Sequoia Mortgage Trust 10,
Series 10, Class 2A1, 1 Month LIBOR + 0.760% (Cap 11.750%, Floor 0.760%)	2.886(c)	10/20/27	16	15,085
Structured Asset Mortgage Investments II Trust,
Series 2005-AR05, Class A1, 1 Month LIBOR + 0.500% (Cap 11.000%, Floor 0.500%)	2.620(c)	07/19/35	18	16,669
Towd Point Mortgage Trust,
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)	2.859(c)	02/25/57	185	183,267
Series 2018-01, Class A1, 144A	3.000(cc)	01/25/58	302	296,072
Series 2019-HY03, Class A1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	3.259(c)	10/25/59	192	190,255
Series 2020-04, Class A1, 144A	1.750	10/25/60	767	707,759
Series 2021-SJ01, Class A1, 144A	2.250(cc)	07/25/68	2,572	2,464,086
Series 2021-SJ02, Class A1A, 144A	2.250(cc)	12/25/61	4,327	4,112,535
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2002-AR06, Class A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400% (Cap N/A, Floor 1.400%)	2.043(c)	06/25/42	24	22,293
Series 2002-AR09, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400% (Cap N/A, Floor 1.400%)	2.043(c)	08/25/42	2	2,125
Series 2005-AR13, Class A1A1, 1 Month LIBOR + 0.580% (Cap 10.500%, Floor 0.580%)	2.839(c)	10/25/45	215	204,786

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $78,551,913)				75,493,466

SOVEREIGN BONDS 0.6%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A	3.125	10/11/27	840	840,683
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A	2.375	08/20/30	555	482,260

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)
Bermuda Government International Bond (Bermuda), (cont’d.)
Sr. Unsec’d. Notes, 144A	3.375%	08/20/50	450	$344,334
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A	3.875	02/01/28	290	283,722
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	3.500	01/11/28	1,420	1,396,747
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN	1.750	09/05/24	200	194,408
Sr. Unsec’d. Notes, 144A, MTN	2.125	10/25/23	200	197,853
Sr. Unsec’d. Notes, 144A, MTN	3.000	03/12/24	400	399,464
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes	3.500	02/12/34	970	840,505
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes	4.500	04/16/50	200	164,913
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes	2.783	01/23/31	701	617,669
Province of Alberta (Canada),
Sr. Unsec’d. Notes	1.300	07/22/30	185	160,140
Sr. Unsec’d. Notes	3.300	03/15/28	110	110,824
Province of Manitoba (Canada),
Sr. Unsec’d. Notes	2.125	06/22/26	100	96,098
Province of Quebec (Canada),
Unsec’d. Notes, Series A, MTN	7.140	02/27/26	45	50,638
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A	3.875	04/23/23	335	335,838
Sr. Unsec’d. Notes, 144A	5.103	04/23/48	370	410,700
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN	2.875	03/04/23	460	458,850
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A	3.250	06/01/23	200	200,449
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes	4.975	04/20/55	540	563,726
Sr. Unsec’d. Notes	5.100	06/18/50	60	63,911

TOTAL SOVEREIGN BONDS (cost $8,854,417)				8,213,732

U.S. GOVERNMENT AGENCY OBLIGATIONS 23.6%
Federal Home Loan Mortgage Corp.	1.500	11/01/50	1,954	1,684,698
Federal Home Loan Mortgage Corp.	2.000	01/01/32	365	353,318
Federal Home Loan Mortgage Corp.	2.000	02/01/36	980	932,740
Federal Home Loan Mortgage Corp.	2.000	10/01/40	428	396,736
Federal Home Loan Mortgage Corp.	2.000	09/01/50	13,518	12,189,782
Federal Home Loan Mortgage Corp.	2.000	12/01/50	2,075	1,871,290

See Notes to Financial Statements.

PGIM Core Bond Fund    49

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	2.000%	03/01/51	832	$750,517
Federal Home Loan Mortgage Corp.	2.000	05/01/51	973	876,856
Federal Home Loan Mortgage Corp.	2.000	09/01/51	497	448,918
Federal Home Loan Mortgage Corp.	2.500	01/01/29	211	208,332
Federal Home Loan Mortgage Corp.	2.500	07/01/31	359	354,186
Federal Home Loan Mortgage Corp.	2.500	01/01/32	195	192,248
Federal Home Loan Mortgage Corp.	2.500	10/01/32	439	433,024
Federal Home Loan Mortgage Corp.	2.500	12/01/32	781	770,422
Federal Home Loan Mortgage Corp.	2.500	09/01/46	171	160,483
Federal Home Loan Mortgage Corp.	2.500	11/01/46	532	503,428
Federal Home Loan Mortgage Corp.	2.500	11/01/49	894	838,961
Federal Home Loan Mortgage Corp.	2.500	03/01/51	1,139	1,071,963
Federal Home Loan Mortgage Corp.	2.500	04/01/51	11,909	11,128,684
Federal Home Loan Mortgage Corp.	2.500	07/01/51	502	469,079
Federal Home Loan Mortgage Corp.	2.500	08/01/51	1,001	935,330
Federal Home Loan Mortgage Corp.	2.500	09/01/51	6,157	5,750,751
Federal Home Loan Mortgage Corp.	2.500	10/01/51	391	366,876
Federal Home Loan Mortgage Corp.	2.500	12/01/51	3,461	3,231,258
Federal Home Loan Mortgage Corp.	3.000	02/01/32	737	738,758
Federal Home Loan Mortgage Corp.	3.000	01/01/37	158	157,910
Federal Home Loan Mortgage Corp.	3.000	12/01/37	64	63,356
Federal Home Loan Mortgage Corp.	3.000	06/01/43	1,556	1,532,441
Federal Home Loan Mortgage Corp.	3.000	07/01/43	268	263,699
Federal Home Loan Mortgage Corp.	3.000	06/01/46	440	430,708
Federal Home Loan Mortgage Corp.	3.000	12/01/46	405	396,395
Federal Home Loan Mortgage Corp.	3.000	01/01/47	455	444,692
Federal Home Loan Mortgage Corp.	3.000	02/01/50	2,703	2,617,597
Federal Home Loan Mortgage Corp.	3.000	06/01/50	639	618,460
Federal Home Loan Mortgage Corp.	3.000	04/01/52	4,448	4,285,298
Federal Home Loan Mortgage Corp.	3.000	06/01/52	17,340	16,712,843
Federal Home Loan Mortgage Corp.	3.500	11/01/37	143	145,063
Federal Home Loan Mortgage Corp.	3.500	06/01/42	195	197,087
Federal Home Loan Mortgage Corp.	3.500	06/01/42	216	218,129
Federal Home Loan Mortgage Corp.	3.500	07/01/42	206	207,937
Federal Home Loan Mortgage Corp.	3.500	09/01/42	248	250,990
Federal Home Loan Mortgage Corp.	3.500	10/01/42	313	315,486
Federal Home Loan Mortgage Corp.	3.500	06/01/43	128	128,913
Federal Home Loan Mortgage Corp.	3.500	05/01/45	170	170,722
Federal Home Loan Mortgage Corp.	3.500	01/01/47	126	126,942
Federal Home Loan Mortgage Corp.	3.500	02/01/47	281	284,576
Federal Home Loan Mortgage Corp.	3.500	11/01/47	190	190,702
Federal Home Loan Mortgage Corp.	3.500	08/01/48	76	76,557
Federal Home Loan Mortgage Corp.	3.500	10/01/48	294	293,685
Federal Home Loan Mortgage Corp.	3.500	01/01/52	177	175,688
Federal Home Loan Mortgage Corp.	3.500	04/01/52	46	45,810

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	3.500%	04/01/52	899		$890,117
Federal Home Loan Mortgage Corp.	3.500	04/01/52	1,054		1,043,599
Federal Home Loan Mortgage Corp.	3.500	06/01/52	11,874		11,754,246
Federal Home Loan Mortgage Corp.	4.000	12/01/40	62		63,893
Federal Home Loan Mortgage Corp.	4.000	01/01/41	231		237,261
Federal Home Loan Mortgage Corp.	4.000	04/01/42	215		221,491
Federal Home Loan Mortgage Corp.	4.000	10/01/45	110		112,393
Federal Home Loan Mortgage Corp.	4.000	02/01/46	1,623		1,671,268
Federal Home Loan Mortgage Corp.	4.000	05/01/46	100		103,007
Federal Home Loan Mortgage Corp.	4.000	08/01/46	138		141,451
Federal Home Loan Mortgage Corp.	4.000	11/01/47	99		101,065
Federal Home Loan Mortgage Corp.	4.000	04/01/48	155		158,319
Federal Home Loan Mortgage Corp.	4.000	05/01/48	160		162,543
Federal Home Loan Mortgage Corp.	4.000	07/01/48	302		308,338
Federal Home Loan Mortgage Corp.	4.000	04/01/52	1,973		2,005,940
Federal Home Loan Mortgage Corp.	4.500	06/01/42	72		74,481
Federal Home Loan Mortgage Corp.	4.500	09/01/44	87		91,135
Federal Home Loan Mortgage Corp.	4.500	07/01/45	234		243,611
Federal Home Loan Mortgage Corp.	4.500	04/01/47	878		908,153
Federal Home Loan Mortgage Corp.	4.500	07/01/47	93		95,995
Federal Home Loan Mortgage Corp.	4.500	07/01/47	211		218,327
Federal Home Loan Mortgage Corp.	4.500	11/01/47	388		400,613
Federal Home Loan Mortgage Corp.	4.500	02/01/48	114		117,379
Federal Home Loan Mortgage Corp.	4.500	07/01/48	248		254,862
Federal Home Loan Mortgage Corp.	5.000	08/01/40	191		203,377
Federal Home Loan Mortgage Corp.	5.000	12/01/47	156		160,723
Federal Home Loan Mortgage Corp.	5.000	02/01/48	263		273,488
Federal National Mortgage Assoc.,
Enterprise 11th District COFI Institutional Replacement Index + 1.254% (Cap 12.743%, Floor 5.724%)	5.723(c)	12/01/30	—(r	)	332
Enterprise 11th District COFI Institutional Replacement Index + 2.000% (Cap 9.375%, Floor 2.000%)	2.250(c)	08/01/24	3		2,963
Federal National Mortgage Assoc.	0.875	08/05/30	1,735		1,479,931
Federal National Mortgage Assoc.	1.500	02/01/42	491		436,968
Federal National Mortgage Assoc.	1.500	10/01/50	409		352,773
Federal National Mortgage Assoc.	1.500	11/01/50	1,153		994,624
Federal National Mortgage Assoc.	1.500	12/01/50	8,737		7,537,508
Federal National Mortgage Assoc.	1.500	01/01/51	885		764,550
Federal National Mortgage Assoc.	1.625	01/07/25	1,040		1,008,893
Federal National Mortgage Assoc.	2.000	08/01/40	2,187		2,026,734
Federal National Mortgage Assoc.	2.000	02/01/41	2,079		1,923,091
Federal National Mortgage Assoc.	2.000	05/01/41	4,106		3,798,129
Federal National Mortgage Assoc.	2.000	10/01/50	13,025		11,776,050

See Notes to Financial Statements.

PGIM Core Bond Fund    51

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	2.000%	11/01/50	407	$366,879
Federal National Mortgage Assoc.	2.000	01/01/51	3,396	3,077,875
Federal National Mortgage Assoc.	2.000	02/01/51	4,108	3,704,548
Federal National Mortgage Assoc.	2.000	03/01/51	474	427,318
Federal National Mortgage Assoc.	2.000	05/01/51	3,860	3,475,117
Federal National Mortgage Assoc.	2.000	08/01/51	516	464,946
Federal National Mortgage Assoc.	2.000	09/01/51	1,513	1,363,994
Federal National Mortgage Assoc.	2.000	10/01/51	1,526	1,375,600
Federal National Mortgage Assoc.	2.000	11/01/51	2,826	2,546,512
Federal National Mortgage Assoc.	2.375	01/19/23	180	179,464
Federal National Mortgage Assoc.	2.500	TBA	38,500	35,871,556
Federal National Mortgage Assoc.(k)	2.500	02/05/24	425	422,285
Federal National Mortgage Assoc.	2.500	05/01/30	246	242,257
Federal National Mortgage Assoc.	2.500	04/01/31	720	710,383
Federal National Mortgage Assoc.	2.500	11/01/31	186	183,633
Federal National Mortgage Assoc.	2.500	02/01/43	75	70,754
Federal National Mortgage Assoc.	2.500	06/01/46	378	353,236
Federal National Mortgage Assoc.	2.500	09/01/46	178	167,321
Federal National Mortgage Assoc.	2.500	10/01/46	113	106,186
Federal National Mortgage Assoc.	2.500	10/01/46	197	184,739
Federal National Mortgage Assoc.	2.500	03/01/50	717	671,293
Federal National Mortgage Assoc.	2.500	08/01/50	4,647	4,344,856
Federal National Mortgage Assoc.	2.500	11/01/50	3,501	3,297,865
Federal National Mortgage Assoc.	2.500	12/01/50	327	307,086
Federal National Mortgage Assoc.	2.500	01/01/51	760	716,039
Federal National Mortgage Assoc.	2.500	04/01/51	5,929	5,541,212
Federal National Mortgage Assoc.	2.500	08/01/51	3,499	3,269,116
Federal National Mortgage Assoc.	2.500	12/01/51	1,001	934,879
Federal National Mortgage Assoc.	2.500	02/01/52	991	927,636
Federal National Mortgage Assoc.	2.500	03/01/52	997	929,882
Federal National Mortgage Assoc.	2.500	03/01/52	2,046	1,909,623
Federal National Mortgage Assoc.	3.000	06/01/30	136	136,483
Federal National Mortgage Assoc.	3.000	05/01/31	52	52,489
Federal National Mortgage Assoc.	3.000	12/01/31	145	145,516
Federal National Mortgage Assoc.	3.000	05/01/32	160	160,223
Federal National Mortgage Assoc.	3.000	09/01/32	63	63,174
Federal National Mortgage Assoc.	3.000	11/01/36	114	113,153
Federal National Mortgage Assoc.	3.000	10/01/42	148	145,755
Federal National Mortgage Assoc.	3.000	10/01/42	217	213,605
Federal National Mortgage Assoc.	3.000	02/01/43	209	205,457
Federal National Mortgage Assoc.	3.000	04/01/43	266	261,439
Federal National Mortgage Assoc.	3.000	06/01/43	323	318,011
Federal National Mortgage Assoc.	3.000	12/01/45	481	473,246
Federal National Mortgage Assoc.	3.000	05/01/46	592	578,850
Federal National Mortgage Assoc.	3.000	09/01/46	601	591,626

See Notes to Financial Statements.

52

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	3.000%	10/01/46	1,844	$1,802,483
Federal National Mortgage Assoc.	3.000	11/01/46	677	661,716
Federal National Mortgage Assoc.	3.000	11/01/46	1,436	1,403,454
Federal National Mortgage Assoc.	3.000	03/01/47	491	480,064
Federal National Mortgage Assoc.	3.000	04/01/47	1,041	1,015,602
Federal National Mortgage Assoc.	3.000	12/01/49	2,513	2,430,815
Federal National Mortgage Assoc.	3.000	01/01/50	994	961,980
Federal National Mortgage Assoc.	3.000	02/01/50	951	922,179
Federal National Mortgage Assoc.	3.000	02/01/50	1,872	1,812,921
Federal National Mortgage Assoc.	3.000	03/01/50	447	431,982
Federal National Mortgage Assoc.	3.000	06/01/50	941	910,945
Federal National Mortgage Assoc.	3.000	01/01/52	2,784	2,697,676
Federal National Mortgage Assoc.	3.000	02/01/52	498	480,367
Federal National Mortgage Assoc.	3.000	02/01/52	1,999	1,927,960
Federal National Mortgage Assoc.	3.000	03/01/52	3,926	3,794,328
Federal National Mortgage Assoc.	3.000	04/01/52	1,971	1,902,114
Federal National Mortgage Assoc.	3.000	05/01/52	10,437	10,066,699
Federal National Mortgage Assoc.	3.000	06/01/52	4,125	3,975,806
Federal National Mortgage Assoc.	3.000	07/01/52	498	480,048
Federal National Mortgage Assoc.	3.500	TBA	11,500	11,347,945
Federal National Mortgage Assoc.	3.500	12/01/29	80	80,844
Federal National Mortgage Assoc.	3.500	12/01/30	72	73,891
Federal National Mortgage Assoc.	3.500	07/01/31	396	401,292
Federal National Mortgage Assoc.	3.500	08/01/31	302	308,034
Federal National Mortgage Assoc.	3.500	02/01/33	131	134,005
Federal National Mortgage Assoc.	3.500	05/01/33	53	54,184
Federal National Mortgage Assoc.	3.500	10/01/41	78	78,917
Federal National Mortgage Assoc.	3.500	04/01/42	178	179,098
Federal National Mortgage Assoc.	3.500	05/01/42	178	179,592
Federal National Mortgage Assoc.	3.500	05/01/42	1,129	1,137,499
Federal National Mortgage Assoc.	3.500	06/01/42	464	468,732
Federal National Mortgage Assoc.	3.500	10/01/42	267	269,862
Federal National Mortgage Assoc.	3.500	10/01/42	305	307,931
Federal National Mortgage Assoc.	3.500	10/01/42	567	572,349
Federal National Mortgage Assoc.	3.500	06/01/43	152	153,822
Federal National Mortgage Assoc.	3.500	06/01/45	173	173,850
Federal National Mortgage Assoc.	3.500	06/01/45	272	273,652
Federal National Mortgage Assoc.	3.500	09/01/45	247	248,439
Federal National Mortgage Assoc.	3.500	10/01/45	267	267,595
Federal National Mortgage Assoc.	3.500	01/01/46	85	85,304
Federal National Mortgage Assoc.	3.500	01/01/46	221	221,510
Federal National Mortgage Assoc.	3.500	04/01/46	2,336	2,344,180
Federal National Mortgage Assoc.	3.500	11/01/46	112	112,409
Federal National Mortgage Assoc.	3.500	06/01/47	383	384,041
Federal National Mortgage Assoc.	3.500	07/01/47	246	246,657

See Notes to Financial Statements.

PGIM Core Bond Fund    53

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	3.500%	07/01/47	1,145	$1,156,726
Federal National Mortgage Assoc.	3.500	08/01/47	183	183,628
Federal National Mortgage Assoc.	3.500	09/01/47	302	303,505
Federal National Mortgage Assoc.	3.500	10/01/47	1,066	1,066,693
Federal National Mortgage Assoc.	3.500	11/01/47	985	986,007
Federal National Mortgage Assoc.	3.500	01/01/48	178	178,187
Federal National Mortgage Assoc.	3.500	01/01/48	263	263,428
Federal National Mortgage Assoc.	3.500	01/01/48	3,616	3,624,541
Federal National Mortgage Assoc.	3.500	04/01/48	492	494,751
Federal National Mortgage Assoc.	3.500	06/01/48	740	741,719
Federal National Mortgage Assoc.	3.500	08/01/48	384	384,139
Federal National Mortgage Assoc.	3.500	10/01/48	266	266,892
Federal National Mortgage Assoc.	3.500	11/01/48	194	195,239
Federal National Mortgage Assoc.	3.500	03/01/49	879	879,833
Federal National Mortgage Assoc.	3.500	06/01/49	360	361,111
Federal National Mortgage Assoc.	3.500	08/01/51	51	50,181
Federal National Mortgage Assoc.	3.500	04/01/52	997	987,794
Federal National Mortgage Assoc.	3.500	04/01/52	2,721	2,695,418
Federal National Mortgage Assoc.	3.500	05/01/52	1,409	1,395,830
Federal National Mortgage Assoc.	3.500	05/01/52	4,971	4,922,421
Federal National Mortgage Assoc.	4.000	TBA	2,500	2,508,487
Federal National Mortgage Assoc.	4.000	09/01/40	138	141,833
Federal National Mortgage Assoc.	4.000	11/01/40	576	592,662
Federal National Mortgage Assoc.	4.000	02/01/41	230	236,891
Federal National Mortgage Assoc.	4.000	02/01/41	366	377,074
Federal National Mortgage Assoc.	4.000	12/01/41	250	257,857
Federal National Mortgage Assoc.	4.000	10/01/43	190	197,427
Federal National Mortgage Assoc.	4.000	09/01/44	102	105,126
Federal National Mortgage Assoc.	4.000	10/01/44	254	260,926
Federal National Mortgage Assoc.	4.000	12/01/45	86	87,920
Federal National Mortgage Assoc.	4.000	04/01/46	83	85,304
Federal National Mortgage Assoc.	4.000	08/01/46	127	129,905
Federal National Mortgage Assoc.	4.000	09/01/46	979	1,010,606
Federal National Mortgage Assoc.	4.000	02/01/47	393	400,086
Federal National Mortgage Assoc.	4.000	03/01/47	520	526,021
Federal National Mortgage Assoc.	4.000	06/01/47	306	312,463
Federal National Mortgage Assoc.	4.000	10/01/47	97	99,468
Federal National Mortgage Assoc.	4.000	11/01/47	191	194,861
Federal National Mortgage Assoc.	4.000	12/01/47	198	202,620
Federal National Mortgage Assoc.	4.000	02/01/48	187	190,784
Federal National Mortgage Assoc.	4.000	09/01/48	1,470	1,497,856
Federal National Mortgage Assoc.	4.000	10/01/48	286	292,087
Federal National Mortgage Assoc.	4.000	03/01/49	744	758,074
Federal National Mortgage Assoc.	4.000	03/01/49	1,165	1,186,936
Federal National Mortgage Assoc.	4.000	07/01/49	246	249,196

See Notes to Financial Statements.

54

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	4.000%	05/01/52	1,520	$1,528,134
Federal National Mortgage Assoc.	4.500	08/01/40	68	70,410
Federal National Mortgage Assoc.	4.500	04/01/41	79	82,454
Federal National Mortgage Assoc.	4.500	06/01/41	181	188,203
Federal National Mortgage Assoc.	4.500	08/01/41	94	98,226
Federal National Mortgage Assoc.	4.500	08/01/41	278	289,770
Federal National Mortgage Assoc.	4.500	08/01/44	216	224,604
Federal National Mortgage Assoc.	4.500	01/01/45	122	126,679
Federal National Mortgage Assoc.	4.500	11/01/47	135	139,408
Federal National Mortgage Assoc.	4.500	06/01/48	199	204,323
Federal National Mortgage Assoc.	4.500	07/01/48	1,683	1,723,348
Federal National Mortgage Assoc.	4.500	12/01/48	162	166,446
Federal National Mortgage Assoc.	4.500	02/01/49	53	54,160
Federal National Mortgage Assoc.	5.000	09/01/30	16	16,782
Federal National Mortgage Assoc.	5.000	10/01/40	122	129,208
Federal National Mortgage Assoc.	5.000	03/01/42	229	241,649
Federal National Mortgage Assoc.	5.000	10/01/47	190	198,058
Federal National Mortgage Assoc.	5.000	01/01/48	46	48,089
Federal National Mortgage Assoc.	5.500	01/01/40	103	109,941
Federal National Mortgage Assoc.	6.000	10/01/36	61	66,249
Federal National Mortgage Assoc.	6.000	07/01/41	68	72,645
Federal National Mortgage Assoc.(k)	6.625	11/15/30	485	614,030
Federal National Mortgage Assoc.(k)	7.125	01/15/30	80	102,510
Government National Mortgage Assoc.	2.000	03/20/51	1,229	1,134,656
Government National Mortgage Assoc.	2.000	07/20/51	496	457,406
Government National Mortgage Assoc.	2.500	12/20/46	284	269,031
Government National Mortgage Assoc.	2.500	05/20/51	1,256	1,195,312
Government National Mortgage Assoc.	2.500	08/20/51	1,095	1,041,277
Government National Mortgage Assoc.	2.500	11/20/51	475	451,800
Government National Mortgage Assoc.	3.000	07/20/42	433	428,682
Government National Mortgage Assoc.	3.000	03/20/43	286	282,596
Government National Mortgage Assoc.	3.000	08/20/43	54	53,474
Government National Mortgage Assoc.	3.000	09/20/43	106	104,867
Government National Mortgage Assoc.	3.000	01/20/44	100	98,620
Government National Mortgage Assoc.	3.000	05/20/45	102	101,142
Government National Mortgage Assoc.	3.000	08/15/45	117	114,517
Government National Mortgage Assoc.	3.000	05/20/46	631	624,455
Government National Mortgage Assoc.	3.000	07/20/46	1,005	994,616
Government National Mortgage Assoc.	3.000	08/20/46	55	54,104
Government National Mortgage Assoc.	3.000	10/20/46	314	310,916
Government National Mortgage Assoc.	3.000	03/20/47	652	644,835
Government National Mortgage Assoc.	3.000	01/20/48	83	81,116
Government National Mortgage Assoc.	3.000	08/20/48	1,385	1,361,398
Government National Mortgage Assoc.	3.000	07/20/49	476	465,911
Government National Mortgage Assoc.	3.000	09/20/49	585	572,083

See Notes to Financial Statements.

PGIM Core Bond Fund    55

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	3.000%	12/20/49	642	$627,305
Government National Mortgage Assoc.	3.000	01/20/50	2,968	2,900,625
Government National Mortgage Assoc.	3.000	02/20/50	132	129,141
Government National Mortgage Assoc.	3.000	09/20/50	387	377,829
Government National Mortgage Assoc.	3.000	11/20/51	975	950,990
Government National Mortgage Assoc.	3.000	04/20/52	994	968,989
Government National Mortgage Assoc.	3.000	05/20/52	1,490	1,451,914
Government National Mortgage Assoc.	3.500	01/15/42	72	73,126
Government National Mortgage Assoc.	3.500	12/20/42	205	207,956
Government National Mortgage Assoc.	3.500	01/20/43	306	310,403
Government National Mortgage Assoc.	3.500	02/20/43	137	138,751
Government National Mortgage Assoc.	3.500	08/20/43	491	498,507
Government National Mortgage Assoc.	3.500	10/20/43	649	659,054
Government National Mortgage Assoc.	3.500	03/20/45	68	68,341
Government National Mortgage Assoc.	3.500	04/20/45	380	385,438
Government National Mortgage Assoc.	3.500	04/20/46	726	732,448
Government National Mortgage Assoc.	3.500	07/20/46	448	452,374
Government National Mortgage Assoc.	3.500	10/20/46	873	879,947
Government National Mortgage Assoc.	3.500	12/20/46	864	872,142
Government National Mortgage Assoc.	3.500	05/20/47	486	490,754
Government National Mortgage Assoc.	3.500	10/20/47	168	169,460
Government National Mortgage Assoc.	3.500	11/20/47	868	873,930
Government National Mortgage Assoc.	3.500	01/20/48	236	237,630
Government National Mortgage Assoc.	3.500	10/20/48	142	142,921
Government National Mortgage Assoc.	3.500	11/20/48	281	282,033
Government National Mortgage Assoc.	3.500	12/20/48	102	102,924
Government National Mortgage Assoc.	3.500	02/20/49	238	239,192
Government National Mortgage Assoc.	3.500	05/20/49	380	380,861
Government National Mortgage Assoc.	3.500	06/20/49	330	328,418
Government National Mortgage Assoc.	4.000	12/20/40	159	163,660
Government National Mortgage Assoc.	4.000	06/20/41	65	67,499
Government National Mortgage Assoc.	4.000	11/15/41	94	97,431
Government National Mortgage Assoc.	4.000	12/20/42	161	165,775
Government National Mortgage Assoc.	4.000	04/20/43	110	113,294
Government National Mortgage Assoc.	4.000	10/20/43	93	94,619
Government National Mortgage Assoc.	4.000	12/20/43	206	210,200
Government National Mortgage Assoc.	4.000	09/20/44	119	121,151
Government National Mortgage Assoc.	4.000	08/20/45	198	202,200
Government National Mortgage Assoc.	4.000	10/20/45	92	94,142
Government National Mortgage Assoc.	4.000	03/20/46	182	184,069
Government National Mortgage Assoc.	4.000	11/20/46	133	135,892
Government National Mortgage Assoc.	4.000	03/20/47	118	120,613
Government National Mortgage Assoc.	4.000	05/20/47	186	190,478
Government National Mortgage Assoc.	4.000	07/20/47	745	761,454
Government National Mortgage Assoc.	4.000	11/20/47	502	513,229

See Notes to Financial Statements.

56

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	4.000%	12/20/47	117	$119,655
Government National Mortgage Assoc.	4.000	06/20/48	1,628	1,660,316
Government National Mortgage Assoc.	4.000	07/20/48	226	230,521
Government National Mortgage Assoc.	4.000	08/20/48	80	81,092
Government National Mortgage Assoc.	4.000	09/20/48	200	203,883
Government National Mortgage Assoc.	4.000	11/20/48	83	84,856
Government National Mortgage Assoc.	4.000	01/20/49	102	102,914
Government National Mortgage Assoc.	4.000	02/20/49	207	211,737
Government National Mortgage Assoc.	4.000	03/20/49	129	130,646
Government National Mortgage Assoc.	4.500	12/20/41	339	359,207
Government National Mortgage Assoc.	4.500	10/20/43	50	52,904
Government National Mortgage Assoc.	4.500	01/20/44	67	71,102
Government National Mortgage Assoc.	4.500	04/20/44	225	238,055
Government National Mortgage Assoc.	4.500	03/20/45	55	57,676
Government National Mortgage Assoc.	4.500	07/20/46	110	115,619
Government National Mortgage Assoc.	4.500	08/20/46	98	103,564
Government National Mortgage Assoc.	4.500	11/20/46	85	89,389
Government National Mortgage Assoc.	4.500	01/20/47	564	591,777
Government National Mortgage Assoc.	4.500	01/20/48	73	75,706
Government National Mortgage Assoc.	4.500	02/20/48	464	480,836
Government National Mortgage Assoc.	4.500	03/20/48	49	50,330
Government National Mortgage Assoc.	4.500	07/20/48	78	80,783
Government National Mortgage Assoc.	4.500	08/20/48	30	30,854
Government National Mortgage Assoc.	4.500	12/20/48	148	153,050
Government National Mortgage Assoc.	5.000	10/20/37	6	6,651
Government National Mortgage Assoc.	5.000	09/20/40	65	68,601
Government National Mortgage Assoc.	5.000	04/20/45	36	38,736
Government National Mortgage Assoc.	5.000	08/20/45	131	138,329
Government National Mortgage Assoc.	6.000	12/15/39	92	101,224
Tennessee Valley Authority, Sr. Unsec’d. Notes	1.500	09/15/31	645	556,966

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $357,272,969)				346,832,576

U.S. TREASURY OBLIGATIONS 8.0%
U.S. Treasury Bonds(h)	1.375	11/15/40	4,345	3,206,474
U.S. Treasury Bonds	1.750	08/15/41	11,990	9,359,694
U.S. Treasury Bonds	2.000	11/15/41	20,295	16,562,623
U.S. Treasury Bonds(k)	2.250	05/15/41	31,330	26,796,941
U.S. Treasury Bonds	2.375	02/15/42	31,225	27,170,629
U.S. Treasury Bonds	3.125	08/15/44	2,740	2,651,806
U.S. Treasury Notes(k)	0.125	01/15/24	155	148,752
U.S. Treasury Strips Coupon	1.750(s)	08/15/42	415	205,603
U.S. Treasury Strips Coupon	2.014(s)	11/15/41	1,195	615,985
U.S. Treasury Strips Coupon(k)	2.062(s)	05/15/41	34,830	18,578,268

See Notes to Financial Statements.

PGIM Core Bond Fund    57

Schedule of Investments  (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Strips Coupon	2.324%(s)	05/15/42	1,195	$600,721
U.S. Treasury Strips Coupon	2.335(s)	08/15/44	1,620	742,795
U.S. Treasury Strips Coupon	2.340(s)	02/15/43	3,590	1,750,546
U.S. Treasury Strips Coupon	2.394(s)	11/15/43	2,087	984,640
U.S. Treasury Strips Coupon(k)	2.434(s)	11/15/42	16,395	8,041,235
U.S. Treasury Strips Coupon	2.434(s)	11/15/45	575	253,988
U.S. Treasury Strips Coupon(k)	2.436(s)	02/15/46	415	182,308

TOTAL U.S. TREASURY OBLIGATIONS (cost $140,325,336)				117,853,008

TOTAL LONG-TERM INVESTMENTS (cost $1,610,309,776)				1,492,639,771

			Shares

SHORT-TERM INVESTMENTS 1.7%

AFFILIATED MUTUAL FUND 0.8%
PGIM Institutional Money Market Fund (cost $12,033,182; includes $12,013,496 of cash collateral for securities on loan)(b)(wa)			12,048,761	12,036,712

UNAFFILIATED FUND 0.9%
Dreyfus Government Cash Management (Institutional Shares) (cost $13,038,979)			13,038,979	13,038,979

OPTIONS PURCHASED*~ 0.0%
(cost $128,977)				65,491

TOTAL SHORT-TERM INVESTMENTS (cost $25,201,138)				25,141,182

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 103.2% (cost $1,635,510,914)				1,517,780,953

OPTIONS WRITTEN*~ (0.0)%
(premiums received $127,687)				(84,472)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 103.2% (cost $1,635,383,227)				1,517,696,481
Liabilities in excess of other assets(z) (3.2)%				(46,686,231)

NET ASSETS 100.0%				$1,471,010,250

See Notes to Financial Statements.

58

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

Aces—Alternative Credit Enhancements Securities

BABs—Build America Bonds

CBOE—Chicago Board Options Exchange

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CMT—Constant Maturity Treasury

COFI—Cost of Funds Index

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

IO—Interest Only (Principal amount represents notional)

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MTN—Medium Term Note

OTC—Over-the-counter

PJSC—Public Joint-Stock Company

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMIC—Real Estate Mortgage Investment Conduit

SOFR—Secured Overnight Financing Rate

STRIPs—Separate Trading of Registered Interest and Principal of Securities

TBA—To Be Announced

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $5,764 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $11,860,815; cash collateral of $12,013,496 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of (23,500,000) is (1.6)% of net assets.

See Notes to Financial Statements.

PGIM Core Bond Fund    59

Schedule of Investments  (continued)

as of July 31, 2022

(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contracts

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value

Federal National Mortgage Assoc.	3.000%	TBA	08/11/22	(13,000)	$(12,518,212)
Federal National Mortgage Assoc.	3.000%	TBA	09/14/22	(12,000)	(11,542,284)
Federal National Mortgage Assoc.(tt)	3.500%	TBA	08/11/22	(23,500)	(23,254,902)
Government National Mortgage Assoc.	2.500%	TBA	08/18/22	(500)	(473,521)

TOTAL FORWARD COMMITMENT CONTRACTS
(proceeds receivable $46,881,406)					$(47,788,919)

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.38.V1, 06/20/27	Call	Barclays Bank PLC	08/17/22	0.35%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	5,860	$—
CDX.NA.IG.38.V1, 06/20/27	Call	Deutsche Bank AG	08/17/22	0.35%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	3,610	—
CDX.NA.IG.38.V1, 06/20/27	Call	JPMorgan Chase Bank, N.A.	08/17/22	0.35%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	3,610	—
CDX.NA.IG.38.V1, 06/20/27	Call	Barclays Bank PLC	09/21/22	0.35%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	4,620	4
CDX.NA.IG.38.V1, 06/20/27	Call	Barclays Bank PLC	09/21/22	0.35%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	4,620	4
CDX.NA.IG.38.V1, 06/20/27	Call	Goldman Sachs International	09/21/22	0.35%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	4,620	4
CDX.NA.IG.38.V1, 06/20/27	Call	Barclays Bank PLC	10/19/22	0.35%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	4,010	8
CDX.NA.IG.38.V1, 06/20/27	Call	JPMorgan Chase Bank, N.A.	10/19/22	0.35%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	4,010	8
CDX.NA.IG.38.V1, 06/20/27	Put	Barclays Bank PLC	08/17/22	0.78%	CDX.NA.IG.38.V1(Q)	1.00%(Q)	5,860	14,268
CDX.NA.IG.38.V1, 06/20/27	Put	JPMorgan Chase Bank, N.A.	08/17/22	0.88%	CDX.NA.IG.38.V1(Q)	1.00%(Q)	3,610	2,737
CDX.NA.IG.38.V1, 06/20/27	Put	Deutsche Bank AG	08/17/22	0.90%	CDX.NA.IG.38.V1(Q)	1.00%(Q)	3,610	2,066
CDX.NA.IG.38.V1, 06/20/27	Put	Barclays Bank PLC	09/21/22	0.90%	CDX.NA.IG.38.V1(Q)	1.00%(Q)	4,620	8,851
CDX.NA.IG.38.V1, 06/20/27	Put	Goldman Sachs International	09/21/22	0.90%	CDX.NA.IG.38.V1(Q)	1.00%(Q)	4,620	8,852

See Notes to Financial Statements.

60

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.38.V1, 06/20/27	Put	Barclays Bank PLC	09/21/22	0.93%	CDX.NA.IG.38.V1(Q)	1.00%(Q)	4,620	$7,749
CDX.NA.IG.38.V1, 06/20/27	Put	Barclays Bank PLC	10/19/22	0.93%	CDX.NA.IG.38.V1(Q)	1.00%(Q)	4,010	10,470
CDX.NA.IG.38.V1, 06/20/27	Put	JPMorgan Chase Bank, N.A.	10/19/22	0.93%	CDX.NA.IG.38.V1(Q)	1.00%(Q)	4,010	10,470

Total Options Purchased (cost $128,977)								$65,491

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.38.V1, 06/20/27	Call	Barclays Bank PLC	08/17/22	0.70%	CDX.NA.IG.38.V1(Q)	1.00%(Q)	5,860	$(466)
CDX.NA.IG.38.V1, 06/20/27	Call	JPMorgan Chase Bank, N.A.	08/17/22	0.75%	CDX.NA.IG.38.V1(Q)	1.00%(Q)	3,610	(1,353)
CDX.NA.IG.38.V1, 06/20/27	Call	Deutsche Bank AG	08/17/22	0.80%	CDX.NA.IG.38.V1(Q)	1.00%(Q)	3,610	(4,391)
CDX.NA.IG.38.V1, 06/20/27	Call	Barclays Bank PLC	09/21/22	0.80%	CDX.NA.IG.38.V1(Q)	1.00%(Q)	4,620	(9,182)
CDX.NA.IG.38.V1, 06/20/27	Call	Barclays Bank PLC	09/21/22	0.83%	CDX.NA.IG.38.V1(Q)	1.00%(Q)	4,620	(12,248)
CDX.NA.IG.38.V1, 06/20/27	Call	Goldman Sachs International	09/21/22	0.83%	CDX.NA.IG.38.V1(Q)	1.00%(Q)	4,620	(12,248)
CDX.NA.IG.38.V1, 06/20/27	Call	Barclays Bank PLC	10/19/22	0.83%	CDX.NA.IG.38.V1(Q)	1.00%(Q)	4,010	(12,124)
CDX.NA.IG.38.V1, 06/20/27	Call	JPMorgan Chase Bank, N.A.	10/19/22	0.83%	CDX.NA.IG.38.V1(Q)	1.00%(Q)	4,010	(12,124)
CDX.NA.IG.38.V1, 06/20/27	Put	Barclays Bank PLC	08/17/22	1.03%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	5,860	(1,202)
CDX.NA.IG.38.V1, 06/20/27	Put	JPMorgan Chase Bank, N.A.	08/17/22	1.13%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	3,610	(505)
CDX.NA.IG.38.V1, 06/20/27	Put	Deutsche Bank AG	08/17/22	1.15%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	3,610	(473)
CDX.NA.IG.38.V1, 06/20/27	Put	Barclays Bank PLC	09/21/22	1.10%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	4,620	(3,501)
CDX.NA.IG.38.V1, 06/20/27	Put	Goldman Sachs International	09/21/22	1.13%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	4,620	(3,186)
CDX.NA.IG.38.V1, 06/20/27	Put	Barclays Bank PLC	09/21/22	1.18%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	4,620	(2,674)

See Notes to Financial Statements.

PGIM Core Bond Fund    61

Schedule of Investments  (continued)

as of July 31, 2022

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.38.V1, 06/20/27	Put	Barclays Bank PLC	10/19/22	1.20%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	4,010	$(4,235)
CDX.NA.IG.38.V1, 06/20/27	Put	JPMorgan Chase Bank, N.A.	10/19/22	1.23%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	4,010	(3,954)
GS_21-PJ2A^	Put	Goldman Sachs International	11/15/24	0.50%	0.50%(M)	GS_21-PJ2A(M)	7,150	(221)
GS_21-PJA^	Put	Goldman Sachs International	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	13,790	(385)

Total Options Written (premiums received $ 127,687)								$(84,472)

Futures contracts outstanding at July 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
630	2 Year U.S. Treasury Notes	Sep. 2022	$132,590,391	$(230,630)
1,160	5 Year U.S. Treasury Notes	Sep. 2022	131,922,810	1,631,544
656	10 Year U.S. Treasury Notes	Sep. 2022	79,468,253	2,176,745
502	30 Year U.S. Ultra Treasury Bonds	Sep. 2022	79,472,875	1,016,246

				4,593,905

Short Positions:
515	10 Year U.S. Ultra Treasury Notes	Sep. 2022	67,593,750	(1,476,434)
529	20 Year U.S. Treasury Bonds	Sep. 2022	76,176,000	(2,603,201)

				(4,079,635)

				$514,270

See Notes to Financial Statements.

62

Credit default swap agreement outstanding at July 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJ2A	08/14/22	0.500%(M)	3,768	0.500%	$3,243	$(366)	$3,609	Goldman Sachs International
GS_21-PJA	08/14/22	0.250%(M)	7,266	*	3,127	(353)	3,480	Goldman Sachs International

					$6,370	$(719)	$7,089

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at July 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.38.V1	06/20/27	1.000%(Q)	44,195	$(525,020)	$(439,807)	$85,213

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap

See Notes to Financial Statements.

PGIM Core Bond Fund    63

Schedule of Investments  (continued)

as of July 31, 2022

agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreement	$—	$(719)	$7,089	$—
Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$—	$5,645,054

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

64

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$75,141,400	$ —
Collateralized Loan Obligations	—	182,718,926	—
Consumer Loans	—	13,545,528	—
Credit Cards	—	2,162,917	—
Equipment	—	2,913,507	—
Home Equity Loans	—	235,716	—
Manufactured Housing	—	384,033	—
Other	—	1,659,676	—
Student Loans	—	9,718,016	—
Commercial Mortgage-Backed Securities	—	196,728,474	—
Corporate Bonds	—	451,827,177	—
Municipal Bonds	—	7,211,619	—
Residential Mortgage-Backed Securities	—	75,493,466	—
Sovereign Bonds	—	8,213,732	—
U.S. Government Agency Obligations	—	346,832,576	—
U.S. Treasury Obligations	—	117,853,008	—
Short-Term Investments
Affiliated Mutual Fund	12,036,712	—	—
Unaffiliated Fund	13,038,979	—	—
Options Purchased	—	65,491	—

Total	$25,075,691	$1,492,705,262	$ —

Liabilities
Options Written	$—	$(83,866)	$ (606)

Other Financial Instruments*
Assets
Futures Contracts	$4,824,535	$—	$ —
Centrally Cleared Credit Default Swap Agreement	—	85,213	—
OTC Credit Default Swap Agreements	—	—	6,370

Total	$4,824,535	$85,213	$6,370

Liabilities
Forward Commitment Contracts	$—	$(47,788,919)	$ —
Futures Contracts	(4,310,265)	—	—

Total	$(4,310,265)	$(47,788,919)	$ —

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

See Notes to Financial Statements.

PGIM Core Bond Fund    65

Schedule of Investments  (continued)

as of July 31, 2022

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2022 were as follows:

U.S. Government Agency Obligations	23.6%
Commercial Mortgage-Backed Securities	13.4
Collateralized Loan Obligations	12.4
Banks	9.1
U.S. Treasury Obligations	8.0
Residential Mortgage-Backed Securities	5.1
Automobiles	5.1
Electric	2.9
Oil & Gas	2.1
Pharmaceuticals	1.5
Pipelines	1.5
Real Estate Investment Trusts (REITs)	1.4
Telecommunications	1.3
Media	1.0
Consumer Loans	0.9
Healthcare-Services	0.9
Unaffiliated Fund	0.9
Affiliated Mutual Fund (0.8% represents investments purchased with collateral from securities on loan)	0.8
Aerospace & Defense	0.8
Semiconductors	0.7
Student Loans	0.7
Beverages	0.7
Sovereign Bonds	0.6
Insurance	0.5
Packaging & Containers	0.5
Municipal Bonds	0.5
Auto Manufacturers	0.4
Retail	0.4
Commercial Services	0.4
Diversified Financial Services	0.4
Agriculture	0.4
Software	0.4
Iron/Steel	0.4
Foods	0.3
Mining	0.3

Gas	0.3%
Real Estate	0.3
Airlines	0.3
Equipment	0.2
Office/Business Equipment	0.2
Water	0.2
Entertainment	0.2
Credit Cards	0.2
Transportation	0.1
Chemicals	0.1
Computers	0.1
Building Materials	0.1
Other	0.1
Lodging	0.1
Engineering & Construction	0.1
Forest Products & Paper	0.1
Electronics	0.1
Machinery-Construction & Mining	0.1
Oil & Gas Services	0.0	*
Manufactured Housing	0.0	*
Healthcare-Products	0.0	*
Home Equity Loans	0.0	*
Biotechnology	0.0	*
Multi-National	0.0	*
Machinery-Diversified	0.0	*
Options Purchased	0.0	*
Housewares	0.0	*

	103.2
Options Written	(0.0	)*
Liabilities in excess of other assets	(3.2)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for

See Notes to Financial Statements.

66

additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$85,213	*	—	$—
Credit contracts	—	—		Premiums received for OTC swap agreements	719
Credit contracts	Unaffiliated investments	65,491		Options written outstanding, at value	84,472
Credit contracts	Unrealized appreciation on OTC swap agreements	7,089		—	—
Interest rate contracts	Due from/to broker-variation margin futures	4,824,535	*	Due from/to broker-variation margin futures	4,310,265	*

		$4,982,328			$4,395,456

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Swaps

Credit contracts	$(324,715)	$304,729	$—	$451,937
Interest rate contracts	—	—	(22,217,492)	(3,090,473)

Total	$(324,715)	$304,729	$(22,217,492)	$(2,638,536)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Swaps

Credit contracts	$(63,486)	$45,471	$—	$93,550
Interest rate contracts	—	—	(2,414,792)	1,717,390

Total	$(63,486)	$45,471	$(2,414,792)	$1,810,940

See Notes to Financial Statements.

PGIM Core Bond Fund    67

Schedule of Investments  (continued)

as of July 31, 2022

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended July 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 95,981
Options Written (2)	81,428,000
Futures Contracts - Long Positions (2)	384,128,544
Futures Contracts - Short Positions (2)	107,028,342
Credit Default Swap Agreements - Buy Protection (2)	12,354,000
Credit Default Swap Agreements - Sell Protection (2)	17,655,641
Inflation Swap Agreements (2)	21,060,000

*	Average volume is based on average quarter end balances as noted for the year ended July 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$11,860,815	$(11,860,815)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Barclays Bank PLC	$41,354	$(45,632)	$(4,278)	$—	$(4,278)
Deutsche Bank AG	2,066	(4,864)	(2,798)	—	(2,798)
Goldman Sachs International	15,945	(16,759)	(814)	814	—
JPMorgan Chase Bank, N.A.	13,215	(17,936)	(4,721)	—	(4,721)

	$72,580	$(85,191)	$(12,611)	$814	$(11,797)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

See Notes to Financial Statements.

68

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Core Bond Fund    69

Statement of Assets and Liabilities

as of July 31, 2022

Assets

Investments at value, including securities on loan of $11,860,815:
Unaffiliated investments (cost $1,623,477,732)	$1,505,744,241
Affiliated investments (cost $12,033,182)	12,036,712
Receivable for investments sold	79,327,165
Receivable for Fund shares sold	13,123,548
Dividends and interest receivable	6,919,725
Due from broker—variation margin futures	167,042
Unrealized appreciation on OTC swap agreements	7,089
Prepaid expenses	109

Total Assets	1,617,325,631

Liabilities

Payable for investments purchased	82,302,930
Forward commitment contracts, at value (proceeds receivable $46,881,406)	47,788,919
Payable to broker for collateral for securities on loan	12,013,496
Payable for Fund shares purchased	3,217,287
Accrued expenses and other liabilities	558,779
Management fee payable	287,057
Options written outstanding, at value (premiums received $127,687)	84,472
Distribution fee payable	35,975
Due to broker—variation margin swaps	19,508
Affiliated transfer agent fee payable	2,730
Trustees’ fees payable	1,974
Dividends payable	1,535
Premiums received for OTC swap agreements	719

Total Liabilities	146,315,381

Net Assets	$1,471,010,250

Net assets were comprised of:
Shares of beneficial interest, at par	$159,749
Paid-in capital in excess of par	1,634,681,323
Total distributable earnings (loss)	(163,830,822)

Net assets, July 31, 2022	$1,471,010,250

See Notes to Financial Statements.

70

Class A

Net asset value and redemption price per share, ($148,963,130 ÷ 16,180,149 shares of beneficial interest issued and outstanding)	$9.21
Maximum sales charge (3.25% of offering price)	0.31

Maximum offering price to public	$9.52

Class C

Net asset value, offering price and redemption price per share, ($5,692,372 ÷ 617,953 shares of beneficial interest issued and outstanding)	$9.21

Class R

Net asset value, offering price and redemption price per share, ($17,578 ÷ 1,910 shares of beneficial interest issued and outstanding)	$9.20

Class Z

Net asset value, offering price and redemption price per share, ($291,666,242 ÷ 31,675,803 shares of beneficial interest issued and outstanding)	$9.21

Class R6

Net asset value, offering price and redemption price per share, ($1,024,670,928 ÷ 111,273,146 shares of beneficial interest issued and outstanding)	$9.21

See Notes to Financial Statements.

PGIM Core Bond Fund    71

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Income
Interest income	$34,621,298
Unaffiliated dividend income	122,480
Affiliated dividend income	39,306
Income from securities lending, net (including affiliated income of $12,887)	14,628

Total income	34,797,712

Expenses
Management fee	4,836,763
Distribution fee(a)	515,509
Transfer agent’s fees and expenses (including affiliated expense of $19,152)(a)	400,678
Registration fees(a)	150,361
Custodian and accounting fees	126,324
Shareholders’ reports	121,275
Audit fee	65,000
Legal fees and expenses	27,640
Trustees’ fees	27,363
SEC registration fees	26,600
Miscellaneous	39,002

Total expenses	6,336,515
Less: Fee waiver and/or expense reimbursement(a)	(806,808)
Distribution fee waiver(a)	(49)

Net expenses	5,529,658

Net investment income (loss)	29,268,054

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,617))	(6,906,055)
Futures transactions	(22,217,492)
Options written transactions	304,729
Swap agreement transactions	(2,638,536)

(31,457,354)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(3,124))	(168,153,122)
Futures	(2,414,792)
Options written	45,471
Swap agreements	1,810,940

(168,711,503)

Net gain (loss) on investment transactions	(200,168,857)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(170,900,803)

See Notes to Financial Statements.

72

(a)   Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	450,172	65,192	145	—	—
Transfer agent’s fees and expenses	116,934	7,491	94	262,266	13,893
Registration fees	22,764	11,676	7,094	74,554	34,273
Fee waiver and/or expense reimbursement	(51,081)	(12,636)	(7,165)	(391,164)	(344,762)
Distribution fee waiver	—	—	(49)	—	—

See Notes to Financial Statements.

PGIM Core Bond Fund    73

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$29,268,054	$22,651,488
Net realized gain (loss) on investment transactions	(31,457,354)	(80,222)
Net change in unrealized appreciation (depreciation) on investments	(168,711,503)	(15,521,962)

Net increase (decrease) in net assets resulting from operations	(170,900,803)	7,049,304

Dividends and Distributions
Distributions from distributable earnings
Class A	(3,450,956)	(5,023,890)
Class C	(73,660)	(146,985)
Class R	(315)	(400)
Class Z	(6,349,977)	(8,050,921)
Class R6	(23,674,479)	(23,683,618)

	(33,549,387)	(36,905,814)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	743,729,983	599,342,272
Net asset value of shares issued in reinvestment of dividends and distributions	33,431,934	36,373,088
Cost of shares purchased	(547,126,234)	(349,563,334)

Net increase (decrease) in net assets from Fund share transactions	230,035,683	286,152,026

Total increase (decrease)	25,585,493	256,295,516

Net Assets:

Beginning of year	1,445,424,757	1,189,129,241

End of year	$1,471,010,250	$1,445,424,757

See Notes to Financial Statements.

74

Financial Highlights

Class A Shares
	Year Ended July 31,

	2022	2021	2020		2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.53	$10.78	$10.09		$9.63	$9.99
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.15	0.21		0.26	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.29)	(0.13)	0.74		0.49	(0.33)
Total from investment operations	(1.13)	0.02	0.95		0.75	(0.11)
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.20)	(0.26)		(0.29)	(0.25)
Distributions from net realized gains	-	(0.07)	(-	)(b)	-	-
Total dividends and distributions	(0.19)	(0.27)	(0.26)		(0.29)	(0.25)
Net asset value, end of year	$9.21	$10.53	$10.78		$10.09	$9.63
Total Return(c):	(10.81)%	0.17%	9.50%		7.90%	(1.14)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$148,963	$216,235	$181,510		$75,923	$53,967
Average net assets (000)	$180,069	$202,963	$119,286		$59,735	$48,790
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.65%	0.66%	0.70%		0.70%	0.70%
Expenses before waivers and/or expense reimbursement	0.68%	0.69%	0.75%		0.82%	0.84%
Net investment income (loss)	1.62%	1.42%	2.01%		2.66%	2.23%
Portfolio turnover rate(e)(f)	141%	117%	90%		69%	172%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Core Bond Fund    75

Financial Highlights (continued)

Class C Shares
	Year Ended July 31,

	2022	2021	2020		2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.53	$10.79	$10.10		$9.64	$9.99
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.07	0.13		0.19	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.29)	(0.15)	0.74		0.48	(0.32)
Total from investment operations	(1.21)	(0.08)	0.87		0.67	(0.18)
Less Dividends and Distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.18)		(0.21)	(0.17)
Distributions from net realized gains	-	(0.07)	(-	)(b)	-	-
Total dividends and distributions	(0.11)	(0.18)	(0.18)		(0.21)	(0.17)
Net asset value, end of year	$9.21	$10.53	$10.79		$10.10	$9.64
Total Return(c):	(11.52)%	(0.71)%	8.68%		7.09%	(1.78)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,692	$7,664	$8,596		$4,042	$3,530
Average net assets (000)	$6,519	$8,268	$6,244		$3,593	$3,635
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.45%	1.45%	1.45%		1.45%	1.45%
Expenses before waivers and/or expense reimbursement	1.64%	1.60%	1.78%		1.95%	1.99%
Net investment income (loss)	0.84%	0.64%	1.25%		1.91%	1.47%
Portfolio turnover rate(e)(f)	141%	117%	90%		69%	172%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

76

Class R Shares
	Year Ended July 31,

	2022	2021	2020		2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.52	$10.78	$10.09		$9.63	$9.99
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.12	0.19		0.23	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.29)	(0.14)	0.73		0.49	(0.34)
Total from investment operations	(1.16)	(0.02)	0.92		0.72	(0.14)
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.17)	(0.23)		(0.26)	(0.22)
Distributions from net realized gains	-	(0.07)	(-	)(b)	-	-
Total dividends and distributions	(0.16)	(0.24)	(0.23)		(0.26)	(0.22)
Net asset value, end of year	$9.20	$10.52	$10.78		$10.09	$9.63
Total Return(c):	(11.10)%	(0.22)%	9.23%		7.63%	(1.39)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$18	$21	$18		$16	$15
Average net assets (000)	$19	$18	$17		$15	$13
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.95%	0.95%	0.95%		0.95%	0.95%
Expenses before waivers and/or expense reimbursement	38.21%	55.36%	102.99%		89.73%	113.11%
Net investment income (loss)	1.34%	1.13%	1.80%		2.41%	1.99%
Portfolio turnover rate(e)(f)	141%	117%	90%		69%	172%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Core Bond Fund    77

Financial Highlights (continued)

Class Z Shares
	Year Ended July 31,

	2022	2021	2020		2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.53	$10.78	$10.09		$9.63	$9.99
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.19	0.25		0.28	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.30)	(0.14)	0.73		0.49	(0.33)
Total from investment operations	(1.10)	0.05	0.98		0.77	(0.09)
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.23)	(0.29)		(0.31)	(0.27)
Distributions from net realized gains	-	(0.07)	(-	)(b)	-	-
Total dividends and distributions	(0.22)	(0.30)	(0.29)		(0.31)	(0.27)
Net asset value, end of year	$9.21	$10.53	$10.78		$10.09	$9.63
Total Return(c):	(10.53)%	0.41%	9.98%		8.17%	(0.90)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$291,666	$276,537	$282,256		$162,803	$101,369
Average net assets (000)	$279,332	$285,073	$220,426		$115,704	$84,455
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.33%	0.33%	0.35%		0.44%	0.45%
Expenses before waivers and/or expense reimbursement	0.47%	0.46%	0.49%		0.53%	0.52%
Net investment income (loss)	1.99%	1.76%	2.38%		2.92%	2.48%
Portfolio turnover rate(e)(f)	141%	117%	90%		69%	172%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

78

Class R6 Shares
	Year Ended July 31,

	2022	2021	2020		2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.53	$10.79	$10.10		$9.64	$9.99
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.19	0.25		0.29	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.30)	(0.15)	0.73		0.49	(0.32)
Total from investment operations	(1.10)	0.04	0.98		0.78	(0.07)
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.23)	(0.29)		(0.32)	(0.28)
Distributions from net realized gains	-	(0.07)	(-	)(b)	-	-
Total dividends and distributions	(0.22)	(0.30)	(0.29)		(0.32)	(0.28)
Net asset value, end of year	$9.21	$10.53	$10.79		$10.10	$9.64
Total Return(c):	(10.52)%	0.42%	10.00%		8.12%	(0.74)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,024,671	$944,968	$716,750		$367,985	$290,530
Average net assets (000)	$1,045,549	$836,649	$595,755		$309,110	$254,525
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.32%	0.32%	0.33%		0.39%	0.40%
Expenses before waivers and/or expense reimbursement	0.35%	0.36%	0.38%		0.44%	0.45%
Net investment income (loss)	1.98%	1.76%	2.39%		2.97%	2.54%
Portfolio turnover rate(e)(f)	141%	117%	90%		69%	172%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Core Bond Fund    79

Notes to Financial Statements

1.	Organization

The Target Portfolio Trust (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Core Bond Fund (the “Fund”), a series of the RIC. The fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is total return.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

80

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing

PGIM Core Bond Fund    81

Notes to Financial Statements (continued)

derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the

82

fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With

PGIM Core Bond Fund    83

Notes to Financial Statements (continued)

exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap

84

agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a

PGIM Core Bond Fund    85

Notes to Financial Statements (continued)

buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

86

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and

PGIM Core Bond Fund    87

Notes to Financial Statements (continued)

credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon

88

liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Core Bond Fund    89

Notes to Financial Statements (continued)

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises each subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively, the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended July 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.32% of average daily net assets up to $10 billion;	0.32%
0.31% of average daily net assets over $10 billion.

The Manager has contractually agreed, through November 30, 2023, to limit total annual fund operating expenses, after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	0.70%
C	1.45
R	0.95
Z	0.33
R6	0.32

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The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through November 30, 2023 to limit such fees on certain classes based on daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
R	0.75	0.50
Z	N/A	N/A
R6	N/A	N/A

For the year ended July 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$134,693	$9,319
C	—	183

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments

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Notes to Financial Statements (continued)

in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended July 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales

$2,059,516,597	$1,934,632,319

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$37,204,247	$418,862,575	$456,066,822	$ —	$ —	$ —	—	$39,306

PGIM Institutional Money Market Fund(1)(b)(wa)
11,307,424	121,789,409	121,055,380	(3,124)	(1,617)	12,036,712	12,048,761	12,887	(2)

$48,511,671	$540,651,984	$577,122,202	$(3,124)	$(1,617)	$12,036,712		$52,193

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

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6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended July 31, 2022, the tax character of dividends paid by the Fund was $33,549,387 of ordinary income. For the year ended July 31, 2021, the tax character of dividends paid by the Fund were $31,712,116 of ordinary income $5,193,698 of long-term capital gains.

As of July 31, 2022, the accumulated undistributed earnings on a tax basis was $58,206 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of July 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$1,594,659,814	$4,446,149	$(128,592,548)	$(124,146,399)

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales, amortization of premiums, futures and other cost basis differences between GAAP and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2022 of approximately $39,741,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically

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Notes to Financial Statements (continued)

convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of July 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

R	1,175	61.5%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	4	87.0

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended July 31, 2022:
Shares sold	3,864,332	$38,395,260
Shares issued in reinvestment of dividends and distributions	350,869	3,446,859
Shares purchased	(8,561,190)	(85,692,504)
Net increase (decrease) in shares outstanding before conversion	(4,345,989)	(43,850,385)
Shares issued upon conversion from other share class(es)	206,275	2,027,543
Shares purchased upon conversion into other share class(es)	(223,925)	(2,223,098)
Net increase (decrease) in shares outstanding	(4,363,639)	$(44,045,940)

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Share Class	Shares	Amount

Year ended July 31, 2021:
Shares sold	8,926,376	$94,433,452
Shares issued in reinvestment of dividends and distributions	474,951	5,018,631
Shares purchased	(5,511,907)	(58,456,810)
Net increase (decrease) in shares outstanding before conversion	3,889,420	40,995,273
Shares issued upon conversion from other share class(es)	139,306	1,473,392
Shares purchased upon conversion into other share class(es)	(317,962)	(3,358,209)
Net increase (decrease) in shares outstanding	3,710,764	$39,110,456

Class C
Year ended July 31, 2022:
Shares sold	227,080	$2,115,961
Shares issued in reinvestment of dividends and distributions	7,530	73,559
Shares purchased	(323,314)	(3,092,271)
Net increase (decrease) in shares outstanding before conversion	(88,704)	(902,751)
Shares purchased upon conversion into other share class(es)	(20,988)	(214,098)
Net increase (decrease) in shares outstanding	(109,692)	$(1,116,849)

Year ended July 31, 2021:
Shares sold	252,640	$2,685,467
Shares issued in reinvestment of dividends and distributions	13,847	146,838
Shares purchased	(266,933)	(2,820,952)
Net increase (decrease) in shares outstanding before conversion	(446)	11,353
Shares purchased upon conversion into other share class(es)	(68,504)	(724,499)
Net increase (decrease) in shares outstanding	(68,950)	$(713,146)

Class R
Year ended July 31, 2022:
Shares sold	29	$288
Shares issued in reinvestment of dividends and distributions	32	315
Shares purchased	(101)	(905)
Net increase (decrease) in shares outstanding	(40)	$(302)

Year ended July 31, 2021:
Shares sold	250	$2,600
Shares issued in reinvestment of dividends and distributions	38	400
Shares purchased	(1)	(13)
Net increase (decrease) in shares outstanding	287	$2,987

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Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class Z
Year ended July 31, 2022:
Shares sold	29,602,702	$276,525,681
Shares issued in reinvestment of dividends and distributions	641,544	6,243,194
Shares purchased	(24,819,410)	(232,333,545)
Net increase (decrease) in shares outstanding before conversion	5,424,836	50,435,330
Shares issued upon conversion from other share class(es)	260,697	2,639,490
Shares purchased upon conversion into other share class(es)	(277,673)	(2,775,804)
Net increase (decrease) in shares outstanding	5,407,860	$50,299,016

Year ended July 31, 2021:
Shares sold	14,015,709	$148,099,618
Shares issued in reinvestment of dividends and distributions	712,925	7,534,049
Shares purchased	(14,007,668)	(147,779,761)
Net increase (decrease) in shares outstanding before conversion	720,966	7,853,906
Shares issued upon conversion from other share class(es)	307,551	3,255,441
Shares purchased upon conversion into other share class(es)	(932,129)	(9,665,079)
Net increase (decrease) in shares outstanding	96,388	$1,444,268

Class R6
Year ended July 31, 2022:
Shares sold	42,297,535	$426,692,793
Shares issued in reinvestment of dividends and distributions	2,425,563	23,668,007
Shares purchased	(23,260,300)	(226,007,009)
Net increase (decrease) in shares outstanding before conversion	21,462,798	224,353,791
Shares issued upon conversion from other share class(es)	187,376	1,902,077
Shares purchased upon conversion into other share class(es)	(131,812)	(1,356,110)
Net increase (decrease) in shares outstanding	21,518,362	$224,899,758

Year ended July 31, 2021:
Shares sold	33,556,714	$354,121,135
Shares issued in reinvestment of dividends and distributions	2,241,425	23,673,170
Shares purchased	(13,368,148)	(140,505,798)
Net increase (decrease) in shares outstanding before conversion	22,429,991	237,288,507
Shares issued upon conversion from other share class(es)	934,590	9,683,316
Shares purchased upon conversion into other share class(es)	(62,796)	(664,362)
Net increase (decrease) in shares outstanding	23,301,785	$246,307,461

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a

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group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended July 31, 2022. The average daily balance for the 1 days that the Fund had loans outstanding during the period was approximately $1,625,000, borrowed at a weighted average interest rate of 3.36%. The maximum loan outstanding amount during the period was $1,625,000. At July 31, 2022, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer,

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Notes to Financial Statements (continued)

guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease.

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Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (“IBOR”). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, floating rate and other loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s

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Notes to Financial Statements (continued)

performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could be experienced until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

100

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Target Portfolio Trust and Shareholders of PGIM Core Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Core Bond Fund (one of the funds constituting The Target Portfolio Trust, referred to hereafter as the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 18, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

September 19, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Tax Information (unaudited)

For the tax year ended July 31, 2022, the Fund reports 84.07% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the Federal tax status of the distributions received by you in calendar year 2022.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 7.17% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

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Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 1-3, 2022, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2021 through December 31, 2021 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Core Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Core Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM Core Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Core Bond Fund

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Core Bond Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit, and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Core Bond Fund is a series of The Target Portfolio Trust

PGIM Core Bond Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIML and PGIM, through its PGIM Fixed Income unit, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

Visit our website at pgim.com/investments

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent

PGIM Core Bond Fund

Approval of Advisory Agreements (continued)

(which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	2nd Quartile	3rd Quartile
Actual Management Fees: 1st Quartile

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Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	2nd Quartile	3rd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-and five-year periods, and underperformed over the one- and ten-year periods.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.70% for Class A shares, 1.45% for Class C shares, 0.95% for Class R shares, 0.33% for Class Z shares, and 0.32% for Class R6 shares through November 30, 2022.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*   *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Core Bond Fund

∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225-1852	∎ WEBSITE pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling
(800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange
Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102
	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Core Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications to the Board or the individual Trustees are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM CORE BOND FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	TPCAX	TPCCX	TPCRX	TAIBX	TPCQX
CUSIP	875921769	875921751	875921736	875921801	875921744

MF226 E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)  Audit Fees

For the fiscal years ended July 31, 2022 and July 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $133,000 and $133,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended July 31, 2022 and July 31, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal years ended July 31, 2022 and July 31, 2021, fees of $0 and $6,315 were billed to the Registrant for services rendered by KPMG LLP (the Registrant’s prior principal accountant) in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended July 31, 2022 and July 31, 2021: none.

(d) All Other Fees

For the fiscal years ended July 31, 2022 and July 31, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the

Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended July 31, 2022	Fiscal Year Ended July 31, 2021
4(b)	Not applicable.	0%
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2022 and July 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Target Portfolio Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	September 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 19, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	September 19, 2022